UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-03605

                                             Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                                 Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

                                 Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (312) 557-7547

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

18	SCHEDULES OF INVESTMENTS

18	DIVERSIFIED ASSETS PORTFOLIO

26	TREASURY PORTFOLIO

28	TAX-EXEMPT PORTFOLIO

38	U.S. GOVERNMENT PORTFOLIO

41	U.S. GOVERNMENT SELECT PORTFOLIO

45	MUNICIPAL PORTFOLIO

66	ABBREVIATIONS AND OTHER INFORMATION

67	NOTES TO THE FINANCIAL STATEMENTS

74	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

75	TAX INFORMATION

76	FUND EXPENSES

78	TRUSTEES AND OFFICERS

86	INVESTMENT CONSIDERATIONS

87	INDEX DEFINITIONS

88	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Through much of the 12-month period ended November 30, 2013, markets tried to anticipate when the Federal Reserve (Fed) might begin to taper its monthly purchases of mortgage-backed securities and Treasuries. It was initially expected that if economic data met the Fed’s expectations, tapering would begin in 2013 and the Fed’s quantitative easing program, or QE3, would be ended by mid-2014. The markets had anticipated a September taper announcement, but due to disappointing economic data and uncertainty created by Congress’s fiscal debate, the Fed decided to continue its monthly purchases. The October 2013 Federal Open Market Committee minutes dealt with the possibility of winding down QE3 without an improvement in outlook and perhaps replacing it with an alternative program. Unemployment dropped to 7%, but the Fed wondered whether the decline was caused by a decrease in labor force participation.

The Overnight Fixed-Rate Reverse Repurchase Agreement facility began on September 23, 2013. Approved counterparties including money market funds, U.S. agencies, and banks are now able to allocate up to $1 billion each to the Fed in exchange for Treasury collateral. Rates have been tested at each possible level between 0.01% and 0.05%. One of the goals of the program is to better control the overnight rate and to establish a floor for front-end rates. This facility has helped to force repurchase agreement rates above the low single digits that were so common prior to the testing. For the reporting period, the Portfolio posted a 0.01% return (Shares Class) compared with the 0.04% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2013 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

Money market funds continue to be challenged with low short-term interest rates driven by supply constraints and expectations for rates to stay low for an extended period of time. We have maintained a long duration for the Portfolio relative to its peer group. We continue to position the Portfolio conservatively by overweighting term purchases in U.S. Treasury and agency debt, keeping our high credit quality bias and maintaining ample liquidity. We remain highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.04%	0.01	%*
FIVE YEAR	0.06	0.04	0.14
TEN YEAR	1.61	1.47	1.68

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.20% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	37.9%
2 - 15 DAYS	23.3
16 - 30 DAYS	6.1
31 - 60 DAYS	4.8
61 - 97 DAYS	14.0
98 - 180 DAYS	7.9
181 - 270 DAYS	3.1
271 - 366 DAYS	2.9

PORTFOLIO MANAGERS
JENNIFER SHEROIAN With Northern Trust since 2000 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	BDAXX
SERVICE SHARES	BDCXX
PREMIER SHARES*	BDDXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$11,189,370,923

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.20%
SERVICE SHARES	0.20
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Treasury Portfolio performed in line with other money market funds during the 12-month period ended November 30, 2013. Performance was driven by a continuation of the Federal Reserve’s (Fed’s) zero interest rate policy, the Fed’s asset purchase program, the continued deleveraging of bank balance sheets, the lack of supply of high quality investable assets in the money market sector — which pushed rates lower — and the lack of acceleration in the U.S. economic recovery. The Fed kept its target rate unchanged during the reporting period. In addition, it continued its asset purchase program at $85 billion per month. In late spring, the Fed indicated that it would soon scale back the program; however, a spike in longer-term rates and the political standoff in Washington convinced the Fed to hold off on any reduction in its quantitative easing program. In the last few months of the period, the Federal Open Market Committee reiterated its intention to maintain policy accommodation even as it reduces its asset purchases.

The Treasury Portfolio successfully navigated the debt ceiling drama that played out in Washington during the reporting period. After failing to agree on a budget and shutting down the government, Congressional leaders waited to extend the debt ceiling until the final hours. Though short-term Treasury yields spiked as investors considered the consequences of a U.S. debt default, markets quickly returned to normal after an agreement was reached.

The Portfolio’s overall quality and composition were unchanged over the period. At the same time, we shortened the Portfolio’s weighted average maturity to guard against potential volatility stemming from the ongoing political brinksmanship by the U.S. Congress. For the 12-month period, the Portfolio posted a 0.02% return (Shares Class) compared with the 0.01% return of its benchmark, the iMoneyNet Fund Average™ — Treasury & Repo Institutional. As of November 30, 2013 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.01%	0.01%
THREE YEAR	0.02	0.01
FIVE YEAR	0.05	0.02

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers and voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.08% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	69.4%
2 - 15 DAYS	0.9
31 - 60 DAYS	15.2
61 - 97 DAYS	0.9
98 - 180 DAYS	0.7
181 - 270 DAYS	7.7
271 - 366 DAYS	5.2

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	NITXX
INCEPTION DATE
SHARES	11/5/08
TOTAL NET ASSETS	$10,166,515,209

NET ASSET VALUE
SHARES	$1.00
GROSS EXPENSE RATIO(1)
SHARES	0.32%
NET EXPENSE RATIO
SHARES	0.09%

(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Portfolio offered institutional investors diversification and liquidity during the 12-month period ended November 30, 2013. Throughout the reporting period, we focused our efforts on maximizing holdings of tax-free securities exempt from the Alternative Minimum Tax. The Portfolio also protected investor principal by adhering to our policy of investing in only the strongest “tier-one” municipal credits, and maintaining a strong liquidity position.

During the 12-month period, economic reports painted a picture of a continually improving U.S. economy. In turn, equity markets moved higher as investors responded positively to the prospect of increased corporate earnings. Federal Open Market Committee minutes released during the reporting period indicated that some Committee members were looking for economic data that would support the tapering of the Federal Reserve’s (Fed’s) large-scale asset purchases sooner rather than later. The notion of an imminent Fed tapering resulted in a steepening of the yield curve.

Throughout the reporting period, tax-exempt money market demand remained strong as several different categories of fixed-income investors purchased short-term municipals. For example, the steepening of the yield curve prompted some long-term municipal investors to seek the relative safety of the short-duration area. Additionally, incremental demand for municipal variable rate demand notes, or VRDNs came from taxable “crossover” buyers drawn to the strong credit profile, liquidity and relative yield offered by these notes. In light of the increased demand for VRDNs, we worked closely with our municipal analysts to approve new credits that would increase our investable options. For the 12-month period, the Portfolio posted a 0.01% return (Shares Class) compared with the 0.01% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional. As of November 30, 2013 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.08	0.05	0.09
TEN YEAR	1.18	1.03	1.13

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.25% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	16.1%
2 - 15 DAYS	66.9
16 - 30 DAYS	0.8
31 - 60 DAYS	0.6
61 - 97 DAYS	1.1
98 - 180 DAYS	4.1
181 - 270 DAYS	3.6
271 - 366 DAYS	6.2
367 - 397 DAYS	0.6

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	BTEXX
SERVICE SHARES	BTSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99
PREMIER SHARES*	7/11/01
TOTAL NET ASSETS	$1,169,233,967

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.12%
SERVICE SHARES	0.12
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Expectations regarding U.S. monetary policy drove global financial market price action during the 12-month period ended November 30, 2013. Fixed-income markets were rattled during the second quarter when Federal Reserve Chairman Bernanke hinted that the Federal Open Market Committee (FOMC) might taper its monthly asset purchases sooner than expected, prompting the benchmark 10-year U.S. Treasury to sell-off by more than 100 basis points (1.0%). Bonds and equities then rallied in September when the FOMC again surprised markets by deciding to maintain the pace of its monthly purchases in response to softening economic data. Washington also contributed to market volatility by forcing a government shutdown that ended with an eleventh-hour deal to avoid a technical default. Conversely, policymakers in Europe managed to keep the eurozone out of the headlines, as a relative calm allowed the slow recovery there to progress.

Despite the volatility seen in the broader markets, money market yields remained well anchored near zero in absolute terms. The U.S. debt ceiling crisis prompted volatility in October as investors shunned certain Treasury bills, only to have prices quickly normalize once Congress reached an agreement to reopen the government. During the fourth quarter, the Federal Reserve announced that it would begin testing a full-allotment fixed-rate reverse repo facility with certain counterparties, including many money market funds. The testing phase has shown that once fully operational, the rate offered by the facility will likely set a de facto floor for money market yields, even as government money market funds grapple with limited issuance from the Government Sponsored Enterprises (GSEs). Given the FOMC’s commitment to keep the federal funds target rate exceptionally accommodative for some time to come, and expectations that the challenging supply dynamics for U.S. government securities will continue, we have selectively added duration to remain long to our peer group while maintaining a strong liquidity profile.

For the 12-month period ended November 30, 2013, the Portfolio posted a 0.01% (Shares Class) return, compared with the 0.01% return of the iMoneyNet Fund Average™ — Government & Agencies Institutional. As of November 30, 2013 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.04	0.03	0.06
TEN YEAR	1.56	1.42	1.55

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.24% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northernfund.com/institutional.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the U.S. Government Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	29.7%
2 - 15 DAYS	11.6
16 - 30 DAYS	11.1
31 - 60 DAYS	13.6
61 - 97 DAYS	12.7
98 - 180 DAYS	14.7
181 - 270 DAYS	5.0
271 - 366 DAYS	1.6

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	BNGXX
SERVICE SHARES	BGCXX
PREMIER SHARES*	BGDXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$6,559,654,042

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.11%
SERVICE SHARES	0.11
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Bond markets were quite volatile during the 12-month period ended November 30, 2013, as the benchmark 10-year U.S. Treasury sold off more than 100 basis points (1.0%) during the second quarter. Equities rallied over the reporting period, pushing prices to multi-year highs. Shifting monetary policy expectations were the catalyst for many of the market’s moves. Most notably, markets were largely caught off guard by Federal Reserve Chairman Bernanke’s comments in May suggesting that the Federal Open Market committee (FOMC) may taper the pace of its monthly asset purchases before the end of the year — sooner than most had forecast. And investors were surprised again in September, when the FOMC opted to maintain the pace of its purchases in response to softening economic data. While news out of the eurozone was much quieter than the past few years, U.S. politicians stole the spotlight with a government shutdown and a last-minute deal to avoid a technical default in October.

The debt ceiling crisis spurred some short-term volatility in the money markets as investors shied away from certain Treasury bills and hoarded cash. Before and immediately after the crisis, however, the short end of the yield curve traded largely range-bound, with yields pinned near zero. Issuance of agency discount notes remained essentially flat year over year, offering no relief to money market funds seeking high quality investments. Given the FOMC’s commitment to keep the federal funds target rate exceptionally accommodative for some time to come, and expectations that the challenging supply dynamics for U.S government securities will continue, we have selectively added duration to remain long to our peer group while maintaining a strong liquidity profile.

For the 12-month period, the Portfolio posted a 0.01% (Shares Class) return, compared with the 0.01% return of the iMoneyNet Fund Average™ — Government & Agencies Institutional. As of November 30, 2013 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.05	0.02	0.06
TEN YEAR	1.60	1.46	1.55

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers and voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.10% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the U.S. Government Select Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	29.9%
2 - 15 DAYS	8.5
16 - 30 DAYS	6.5
31 - 60 DAYS	25.0
61 - 97 DAYS	12.9
98 - 180 DAYS	11.4
181 - 270 DAYS	4.2
271 - 366 DAYS	1.6

PORTFOLIO MANAGERS
DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	BGSXX
SERVICE SHARES	BSCXX
PREMIER SHARES*	BSDXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$17,490,486,925

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.11%
SERVICE SHARES	0.11
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended November 30, 2013 the Portfolio posted a 0.01% return (Shares Class) compared with the 0.01% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional. As of November 30, 2013 the Portfolio’s 7-day current yield was 0.01% (Shares Class). The Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity during its most recent fiscal year. We protected investor principal while fully investing Portfolio assets in tier-one rated municipal securities. During the period, we sought to maintain an overnight liquidity target of approximately 10% of assets. Additionally, approximately 80% of assets were held in municipal securities with a duration of less than one week. This strong position ensured ample liquidity to handle any cash flow fluctuations. It also enabled us to make strategic purchases when supply dynamics were favorable.

Throughout the reporting period, news headlines were dominated by the fiscal standoff in Washington, and investors were left wondering how Congress’s continuing lack of agreement might ultimately affect the U.S. economy. In spite of a government shutdown and a reduction in federal spending caused by sequestration, the economy continued to grow. The Federal Open Market Committee maintained its large-scale asset purchases, which lent support to equity and fixed-income markets.

Municipal market watchers focused on state and local governments as many of them continued to wrestle with budget balancing and investors paid close attention to the progress — or lack thereof — made by state and local officials. During the reporting period, we were careful to participate only in municipal offerings brought by the strongest issuers, as we selectively added top-tier general-obligation, essential-service and university issues to broaden Portfolio diversification. Throughout the 12-month period, we worked closely with our Municipal Fixed Income Research Group to increase pure municipal credit exposure, while reducing concentrations of certain financial guarantors. The Municipal Portfolio maintained its AAAm S&P rating throughout the period, and held to its conservative approach.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.14	0.06	0.09
TEN YEAR	1.28	1.11	1.13

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers and voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.11% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	13.8%
2 - 15 DAYS	73.2
16 - 30 DAYS	0.2
31 - 60 DAYS	0.1
61 - 97 DAYS	1.3
98 - 180 DAYS	3.6
181 - 270 DAYS	2.7
271 - 366 DAYS	5.1

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	NMUXX
SERVICE SHARES	BMSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	12/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$4,767,563,060

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.12%
SERVICE SHARES	0.12
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Credit ratings are as of November 30, 2013 and subject to change. An AAA rating by Standard & Poor’s is obtained after S&P evaluates a number of factors, including credit quality, market price, exposure and management. The Portfolio is on the National Association of Insurance Commissioners list of Class 1 money market mutual funds. Inclusion on the NAIC list is the result of an accounting measure involving the Portfolio’s underlying investments, and does not constitute an assessment of quality. The NAIC listing does not represent an endorsement or recommendation of the overall Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2013

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost	$10,878,832	$3,096,848	$1,158,036	$4,828,675	$13,253,899	$4,750,505
Repurchase agreements, at cost which approximates fair value	641,000	7,051,674	–	1,679,000	4,236,000	–
Cash	126,320	75,980	15,479	793,013	320	10,848
Interest income receivable	7,667	1,398	792	1,192	3,758	2,909
Receivable for securities sold	2,290	–	615	–	–	4,924
Receivable for fund shares sold	–	18	–	7,219	–	326
Receivable from affiliates for expense reimbursements	1,950	1,272	283	2,008	1,852	415
Prepaid and other assets	49	38	12	31	76	42
Total Assets	11,658,108	10,227,228	1,175,217	7,311,138	17,495,905	4,769,969
LIABILITIES:
Payable for securities purchased	395,000	19,674	5,518	17,931	–	1,000
Payable for fund shares redeemed	70,119	39,035	16	730,624	1,802	470
Distributions payable to shareholders	91	86	11	73	150	38
Payable to affiliates:
Investment advisory fees	2,267	858	266	1,867	1,507	379
Administration fees	907	858	107	747	1,507	375
Custody and accounting fees	96	94	12	84	158	40
Transfer agent fees	8	2	2	5	10	3
Trustee fees	104	9	9	44	77	32
Accrued other liabilities	145	97	42	109	207	69
Total Liabilities	468,737	60,713	5,983	751,484	5,418	2,406
Net Assets	$11,189,371	$10,166,515	$1,169,234	$6,559,654	$17,490,487	$4,767,563
ANALYSIS OF NET ASSETS:
Capital stock	$11,189,357	$10,165,966	$1,169,259	$6,559,423	$17,490,382	$4,767,404
Accumulated undistributed net investment income (loss)	(106)	549	(2)	231	105	159
Accumulated undistributed net realized gain (loss)	120	–	(23)	–	–	–
Net Assets	$11,189,371	$10,166,515	$1,169,234	$6,559,654	$17,490,487	$4,767,563
Net Assets:
Shares	$11,183,193	$10,166,515	$1,168,252	$6,536,003	$17,349,481	$4,734,148
Service Shares	6,178	–	982	23,651	141,006	33,415
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	11,183,179	10,165,966	1,168,273	6,535,744	17,349,399	4,734,006
Service Shares	6,179	–	984	23,648	141,003	33,409
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00	–	1.00	1.00	1.00	1.00

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$21,336	$10,042	$1,978	$9,870	$23,305	$6,318
EXPENSES:
Investment advisory fees	25,671	21,002	3,783	20,014	37,576	9,998
Administration fees	10,268	10,501	1,513	8,006	18,788	4,999
Custody and accounting fees	1,092	1,161	171	903	1,974	526
Transfer agent fees	73	39	25	48	143	45
Registration fees	177	113	71	110	223	89
Printing fees	16	12	5	12	28	8
Professional fees	79	59	43	59	97	48
Trustee fees	178	123	36	117	276	82
Other	194	148	35	160	312	85
Total Expenses	37,748	33,158	5,682	29,429	59,417	15,880
Less waivers of investment advisory fees	–	(10,501)	–	–	(18,788)	(4,999)
Less expenses reimbursed by administrator	(1,682)	(6,799)	(355)	(1,315)	(2,832)	(804)
Less expenses reimbursed by investment adviser	(15,638)	(6,800)	(3,497)	(18,968)	(16,265)	(4,282)
Less custodian credits	(10)	(32)	(3)	(19)	(8)	(10)
Net Expenses	20,418	9,026	1,827	9,127	21,524	5,785
Net Investment Income	918	1,016	151	743	1,781	533
NET REALIZED GAINS:
Net realized gains on:
Investments	232	708	–	347	253	184
Net Gains	232	708	–	347	253	184
Net Increase in Net Assets Resulting from Operations	$1,150	$1,724	$151	$1,090	$2,034	$717

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		TREASURY PORTFOLIO
Amounts in thousands	2013	2012	2013	2012
OPERATIONS:
Net investment income	$918	$1,017	$1,016	$1,345
Net realized gains (losses) on:
Investments	232	105	708	161
Net Increase in Net Assets Resulting from Operations	1,150	1,122	1,724	1,506
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	136,263	(70,696)	1,543,919	987,123
Net increase (decrease) in net assets resulting from Service Shares transactions	(5,174)	(24,740)	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	131,089	(95,436)	1,543,919	987,123
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(1,136)	(1,460)	(1,336)	(1,400)
Total Distributions to Shares Shareholders	(1,136)	(1,460)	(1,336)	(1,400)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(1)	(3)	–	–
Total Distributions to Service Shares Shareholders	(1)	(3)	–	–
Total Increase (Decrease) in Net Assets	131,102	(95,777)	1,544,307	987,229
NET ASSETS:
Beginning of year	11,058,269	11,154,046	8,622,208	7,634,979
End of year	$11,189,371	$11,058,269	$10,166,515	$8,622,208
Accumulated Undistributed Net Investment Income (Loss)	$(106)	$1	$549	$161

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TAX-EXEMPT PORTFOLIO		U.S. GOVERNMENT PORTFOLIO		U.S. GOVERNMENT SELECT PORTFOLIO		MUNICIPAL PORTFOLIO
2013	2012	2013	2012	2013	2012	2013	2012

$151	$164	$743	$629	$1,781	$1,646	$533	$910
–	(23)	347	69	253	91	184	25
151	141	1,090	698	2,034	1,737	717	935

(615,859)	561,193	(283,029)	438,428	362,998	3,738,139	388,312	(469,386)
304	(287)	(1,517)	(1,770)	(72,100)	(48,983)	995	4,086
(615,555)	560,906	(284,546)	436,658	290,898	3,689,156	389,307	(465,300)

(151)	(164)	(862)	(626)	(1,974)	(1,701)	(579)	(910)
(151)	(164)	(862)	(626)	(1,974)	(1,701)	(579)	(910)

–	–	(3)	(3)	(19)	(22)	(4)	(5)
–	–	(3)	(3)	(19)	(22)	(4)	(5)
(615,555)	560,883	(284,321)	436,727	290,939	3,689,170	389,441	(465,280)

1,784,789	1,223,906	6,843,975	6,407,248	17,199,548	13,510,378	4,378,122	4,843,402
$1,169,234	$1,784,789	$6,559,654	$6,843,975	$17,490,487	$17,199,548	$4,767,563	$4,378,122
$(2)	$(2)	$231	$6	$105	$64	$159	$25

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.02%	0.02%	0.02%	0.25	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,183,193	$11,046,917	$11,117,953	$8,767,742	$9,515,203
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.21%	0.21%	0.30%	0.39	%(4)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.37%	0.41%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.02%	0.02%	0.21%
Net investment income (loss), before waivers, reimbursements and credits	(0.16)%	(0.15%)	(0.14%)	(0.05)%	0.19%

	SERVICE
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.02%	0.02%	0.02%	0.12	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,178	$11,352	$36,093	$72,076	$86,550
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.19%	0.22%	0.30%	0.54	%(4)
Expenses, before waivers, reimbursements and credits	0.38%	0.41%	0.63%	0.63%	0.67%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.03%	0.01%	0.02%	0.06%
Net investment income (loss), before waivers, reimbursements and credits	(0.17)%	(0.19)%	(0.40)%	(0.31)%	(0.07)%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.46% and 0.22% for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $4,328,000 and $52,000 for Shares and Service Shares, respectively, which represents 0.04% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TREASURY PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.02%	0.02%	0.02%	0.07%	0.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$10,166,515	$8,622,208	$7,634,979	$4,970,610	$2,933,613
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.09%	0.12%	0.10%	0.15%	0.13%
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.02%	0.07%	0.10%
Net investment loss, before waivers, reimbursements and credits	(0.22)%	(0.18)%	(0.20)%	(0.10)%	(0.09)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.02%	0.02%	0.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,168,252	$1,784,110	$1,222,940	$1,273,685	$1,682,036
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.16%	0.20%	0.28%	0.37	%(3)
Expenses, before waivers, reimbursements and credits	0.38%	0.37%	0.37%	0.37%	0.40%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.02%	0.02%	0.33%
Net investment income (loss), before waivers, reimbursements and credits	(0.25)%	(0.20)%	(0.15)%	(0.07)%	0.30%

	SERVICE
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.02%	0.02%	0.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$982	$679	$966	$1,308	$4,512
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.16%	0.22%	0.28%	0.60	%(3)
Expenses, before waivers, reimbursements and credits	0.39%	0.41%	0.63%	0.63%	0.66%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.00%	0.02%	0.10%
Net investment income (loss), before waivers, reimbursements and credits	(0.26)%	(0.24)%	(0.41)%	(0.33)%	0.04%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $318,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.02%	0.02%	0.13%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,536,003	$6,818,808	$6,380,311	$5,378,943	$5,358,301
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.11%	0.15%	0.14%	0.21%	0.36	%(3)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.37%	0.40%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.02%	0.14%
Net investment income (loss), before waivers, reimbursements and credits	(0.25)%	(0.21)%	(0.22)%	(0.14)%	0.10%

	SERVICE
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.02%	0.02%	0.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$23,651	$25,167	$26,937	$33,003	$48,562
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.11%	0.15%	0.14%	0.21%	0.47	%(3)
Expenses, before waivers, reimbursements and credits	0.38%	0.40%	0.63%	0.63%	0.66%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.02%	0.03%
Net investment income (loss), before waivers, reimbursements and credits	(0.26)%	(0.24)%	(0.48)%	(0.40)%	(0.16)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $2,627,000 and $43,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.03%	0.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$17,349,481	$16,986,442	$13,248,289	$12,599,523	$14,815,124
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.11%	0.13%	0.11%	0.19%	0.23	%(3)
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.32%	0.34%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.03%	0.20%
Net investment income (loss), before waivers, reimbursements and credits	(0.20)%	(0.18)%	(0.20)%	(0.10)%	0.09%

	SERVICE
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.02%	0.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$141,006	$213,106	$262,089	$120,824	$131,605
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.11%	0.13%	0.11%	0.20%	0.38	%(3)
Expenses, before waivers, reimbursements and credits	0.33%	0.35%	0.58%	0.58%	0.60%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.02%	0.05%
Net investment loss, before waivers, reimbursements and credits	(0.21)%	(0.21)%	(0.46)%	(0.36)%	(0.17)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $3,958,000 and $26,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.02%	0.05%	0.11%	0.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,734,148	$4,345,703	$4,815,069	$4,710,432	$6,075,067
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.17%	0.19%	0.20%	0.23	%(3)
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.32%	0.34%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.05%	0.10%	0.47%
Net investment income (loss), before waivers, reimbursements and credits	(0.19)%	(0.14)%	(0.08)%	(0.02)%	0.36%

	SERVICE
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.02%	0.02%	0.02%	0.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$33,415	$32,419	$28,333	$39,651	$73,501
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.17%	0.23%	0.29%	0.47	%(3)
Expenses, before waivers, reimbursements and credits	0.33%	0.35%	0.58%	0.58%	0.60%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.23%
Net investment income (loss), before waivers, reimbursements and credits	(0.20)%	(0.17)%	(0.34)%	(0.28)%	0.10%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,360,000 and $29,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 3.5%

ABS Other – 3.5%

Bedford Row Funding Corp., 0.32%, 9/15/14	$15,000	$14,962
0.30%, 10/20/14	35,000	34,906

Collateralized Commercial Paper II, 0.22%, 3/25/14	54,000	53,962

Collateralized Commercial Paper LLC, 0.22%, 1/3/14	63,635	63,622

Crown Point Capital Co. LLC, 0.20%, 1/6/14	22,735	22,730

Gemini Securitization Corp. LLC, 0.22%, 12/2/13	19,690	19,690
0.21%, 1/27/14	19,000	18,994
0.21%, 2/19/14	55,420	55,394

Gotham Funding, 0.18%, 1/6/14	22,000	21,996

Kells Funding LLC, 0.23%, 2/20/14	11,950	11,944
0.23%, 3/3/14	17,925	17,914

Liberty Street Funding LLC, 0.18%, 12/16/13	7,000	6,999

Ridgefield Funding Co. LLC, 0.25%, 2/6/14	25,300	25,288
0.25%, 2/10/14	20,965	20,955
		389,356
Total ABS Commercial Paper
(Cost $389,356)		389,356

ASSET-BACKED SECURITIES – 0.6%

Car Loan – 0.6%

Ford Credit Auto Owner Trust, Series 2013-D, Class A1, 0.24%, 12/15/14 (1)(2)	21,785	21,785

Honda Auto Receivables Owner Trust, Series 2013-3, Class A1, 0.22%, 8/15/14	27,108	27,108

Nissan Auto Receivables Owner Trust, Series 2013-B, 0.21%, 8/15/14	15,265	15,265
		64,158
Total Asset-Backed Securities
(Cost $64,158)		64,158

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 24.4%

Banking – 24.4%

Bank of America N.A., 0.21%, 2/18/14	$52,000	$52,000
0.21%, 3/3/14	54,000	54,000

Bank of Montreal, London Branch, 0.25%, 3/5/14	43,000	43,000

Bank of Nova Scotia, Houston, 0.19%, 12/2/13, FRCD (3)	70,000	70,000
0.25%, 12/2/13, FRCD (3)	41,000	41,000
0.27%, 12/2/13, FRCD (3)	80,000	80,000
0.18%, 12/6/13, FRCD (3)	30,000	30,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.20%, 2/18/14	43,000	43,000
0.25%, 5/15/14	80,000	80,000

Barclays Bank PLC, New York Branch, 0.30%, 12/5/13	71,000	71,000

BNP Paribas S.A., Chicago Branch, 0.22%, 2/3/14	80,000	80,000
0.22%, 2/13/14	52,000	52,000

Citibank N.A., New York Branch, 0.20%, 2/18/14	55,000	55,000

Commonwealth Bank of Australia, London, 0.17%, 12/9/13	12,800	12,800
0.17%, 12/19/13	7,895	7,895

Credit Agricole S.A., London, 0.22%, 2/10/14	108,000	108,000

Credit Suisse, New York, 0.26%, 2/21/14	151,000	151,000
0.27%, 3/21/14	19,000	19,000

Deutsche Bank A.G., New York Branch, 0.20%, 1/29/14	19,000	19,000
0.33%, 2/26/14	55,000	55,000

DNB Nor Bank ASA, London, 0.18%, 2/4/14	60,000	60,000

HSBC Bank PLC, London Branch, 0.39%, 5/22/14	35,000	35,000

JPMorgan Chase Bank N.A., 0.33%, 2/7/14	43,470	43,481

Mitsubishi UFJ Trust & Banking Corp., 0.22%, 12/5/13	30,000	30,000

Mizuho Bank Ltd., New York Branch, 0.21%, 12/12/13	65,000	65,000
0.21%, 2/3/14	16,000	16,000
0.24%, 3/10/14	21,900	21,900

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 24.4% – continued

Banking – 24.4% – continued

National Australia Bank Ltd., London, 0.26%, 12/9/13, FRCD (3)	$50,000	$50,000
0.20%, 12/23/13, FRCD (3)	80,000	80,000
0.24%, 2/24/14	55,000	55,000

Norinchukin Bank, New York Branch, 0.22%, 12/4/13	44,000	44,000

Oversea-Chinese Banking Corp., 0.18%, 12/4/13	21,120	21,120
0.20%, 2/25/14	30,000	30,000

Rabobank Nederland, New York Branch, 0.26%, 12/24/13, FRCD (3)	45,310	45,320

Royal Bank of Canada, New York, 0.30%, 12/2/13, FRCD (3)	19,000	19,000
0.32%, 12/2/13, FRCD (3)	37,000	37,000
0.20%, 12/18/13, FRCD (3)	47,000	47,000

Skandinaviska Enskilda Banken AB, New York, 0.29%, 12/10/13	42,000	42,000
0.16%, 1/28/14	32,000	32,000

Societe Generale, New York Branch, 0.24%, 12/5/13	31,000	31,000
0.77%, 1/14/14	27,300	27,317
0.75%, 1/15/14	53,550	53,583

Sumitomo Mitsui Banking Corp., New York, 0.21%, 2/10/14	55,020	55,020
0.26%, 3/17/14	34,370	34,370

Svenska Handelsbanken, New York, 0.17%, 1/27/14	54,000	54,000

Toronto Dominion Bank, New York, 0.17%, 2/6/14	92,000	92,000
0.23%, 2/20/14	33,000	33,000
0.23%, 3/7/14	75,000	75,000

Wells Fargo Bank N.A., 0.19%, 12/2/13, FRCD (3)	78,315	78,315
0.24%, 12/14/13, FRCD (3)	49,000	49,000
0.22%, 12/23/13, FRCD (3)	66,000	66,000
0.22%, 2/11/14	50,000	50,000
0.26%, 4/17/14	25,000	25,000
0.20%, 5/2/14	79,050	79,050

Westpac Banking Corp., New York, 0.27%, 12/2/13, FRCD (3)	19,000	18,998

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 24.4% – continued

Banking – 24.4% – continued
0.24%, 2/7/14, FRCD (3)	$8,000	$8,000
		2,727,169
Total Certificates of Deposit
(Cost $2,727,169)		2,727,169

COMMERCIAL PAPER – 10.3%

Automotive – 1.0%

Toyota Motor Credit Corp., 0.21%, 12/3/13 (3)	53,000	53,000
0.23%, 1/29/14	54,920	54,899
		107,899

Banking – 3.5%

Australia and New Zealand Banking Group, 0.29%, 12/2/13 (3)	65,000	65,000
0.24%, 2/18/14 (3)	55,000	55,000

Commonwealth Bank of Australia, 0.25%, 12/16/13 (3)	28,855	28,855

ING Bank N.V., 0.20%, 12/10/13	20,000	19,999

ING US Funding LLC, 0.20%, 12/12/13	32,000	31,998

JP Morgan Securities LLC, 0.30%, 5/19/14	74,150	74,046

Nordea Bank AB, 0.22%, 3/24/14	10,000	9,993

Rabobank USA Financial Corp., 0.17%, 12/16/13	15,760	15,759

Westpac Banking Corp., 0.38%, 1/14/14	45,000	44,980

Westpac Banking Corp., New York, 0.25%, 12/18/13 (3)	25,000	25,000
0.28%, 1/13/14 (3)	25,000	25,000
		395,630

Diversified Manufacturing – 0.4%

General Electric Co., 0.09%, 12/26/13	49,780	49,777

Food and Beverage – 0.9%

Coca-Cola (The) Co., 0.11%, 1/9/14	15,000	14,998
0.11%, 1/10/14	25,000	24,997
0.12%, 1/24/14	65,000	64,988
		104,983

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 10.3% – continued

Foreign Agencies – 2.2%

Caisse D’Amortissement De La Dette, 0.28%, 2/3/14	$44,745	$44,723

Caisse Des Depots Et Consignations, 0.20%, 3/7/14	44,665	44,641
0.23%, 3/17/14	50,000	49,966

Electricite De France S.A., 0.20%, 12/9/13	16,360	16,359

KFW, 0.14%, 2/20/14	26,705	26,697
0.15%, 3/3/14	58,000	57,979
		240,365

Non Captive Diversified – 2.1%

General Electric Capital Corp., 0.11%, 12/13/13	95,000	94,997
0.11%, 12/16/13	60,000	59,997
0.18%, 1/23/14	52,000	51,986
0.24%, 4/28/14	27,965	27,937
		234,917

Tobacco – 0.2%

Philip Morris International, Inc., 0.10%, 12/6/13	8,030	8,030
0.10%, 12/17/13	13,385	13,384
		21,414
Total Commercial Paper
(Cost $1,154,985)		1,154,985

CORPORATE NOTES/BONDS – 7.1%

Automotive – 0.2%

American Honda Finance Corp., 0.24%, 2/20/14, FRN (2)(3)	21,115	21,115

Consumer Products – 0.4%

Kimberly-Clark Corp., 4.22%, 12/19/13 (2)	50,000	50,097

Foreign Agencies – 2.5%

Export Development Canada, 0.12%, 12/2/13, FRN (2)(3)	20,000	19,997
0.13%, 12/2/13, FRN (1)(2)(3)	80,000	80,000
0.14%, 12/2/13, FRN (2)(3)	130,000	130,000

KFW, 0.16%, 12/2/13, FRN (3)	51,000	51,000
		280,997

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 7.1% – continued

Retailers – 0.7%

Wal-Mart Stores, 5.40%, 6/1/14, FRN	$80,000	$82,103

Supranational – 3.3%

International Bank for Reconstruction & Development, 0.11%, 12/2/13, FRN (3)	125,000	124,993
0.14%, 12/2/13, FRN (3)	43,000	42,992
0.16%, 12/2/13, FRN (3)	133,200	133,200

International Finance Corp., 0.16%, 12/2/13, FRN (3)	25,000	25,000
3.00%, 4/22/14	40,000	40,448
		366,633
Total Corporate Notes/Bonds
(Cost $800,945)		800,945

EURO NOTE – 0 .1%
Sovereign – 0.1%

Bank of England Euro Note, 1.38%, 3/7/14(2)	10,000	10,030
Total Euro Note
(Cost $10,030)		10,030

EURODOLLAR TIME DEPOSITS – 18.8%

Banking – 18.8%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.12%, 12/2/13 (3)	434,945	434,945
0.12%, 12/3/13 (3)	200,000	200,000

Credit Agricole S.A., London, 0.12%, 12/2/13	304,000	304,000

Den Norske Bank, Grand Cayman, 0.07%, 12/2/13	350,000	350,000

Nordea Bank Grand Cayman, 0.04%, 12/2/13	217,000	217,000

Skandinaviska Enskilda Banken AB, 0.06%, 12/2/13	193,000	193,000

Societe Generale, Cayman Islands, 0.09%, 12/2/13	400,000	400,000
		2,098,945
Total Eurodollar Time Deposits
(Cost $2,098,945)		2,098,945

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MEDIUM TERM NOTES – 0.3%

Foreign Agencies – 0.1%

KFW, 0.21%, 2/28/14	$15,000	$14,999

Non Captive Diversified – 0.2%

General Electric Capital Corp., 5.65%, 6/9/14	21,089	21,672
Total Medium Term Notes
(Cost $36,671)		36,671

U.S. GOVERNMENT AGENCIES – 11.9% (4)

Federal Farm Credit Bank – 2.8%

FFCB Discount Notes, 0.10%, 5/7/14	50,000	49,978

FFCB FRN, 0.09%, 12/2/13 (3)	35,000	35,000
0.15%, 12/2/13 (3)	45,000	44,994
0.18%, 12/2/13 (3)	30,500	30,507
0.34%, 12/2/13 (3)	45,000	45,053
0.13%, 12/4/13	25,000	25,000
0.13%, 12/11/13 (3)	43,000	43,000
0.13%, 12/13/13 (3)	40,000	39,998
		313,530
Federal Home Loan Bank – 6.7%

FHLB Bonds, 0.14%, 4/15/14	40,270	40,267
0.18%, 8/5/14	20,835	20,834
0.13%, 8/15/14	38,200	38,183
0.20%, 8/29/14	45,000	44,997
0.18%, 9/12/14	25,000	24,998

FHLB Discount Notes, 0.07%, 12/6/13	19,725	19,725
0.09%, 12/6/13	32,555	32,555
0.06%, 12/11/13	40,385	40,384
0.12%, 12/11/13	21,195	21,194
0.13%, 12/11/13	85,100	85,097
0.16%, 12/11/13	37,830	37,829
0.17%, 12/11/13	27,155	27,154
0.16%, 12/13/13	40,465	40,463
0.10%, 6/24/14	115,000	114,934

FHLB FRN, 0.17%, 12/2/13 (3)	20,000	20,000
0.18%, 12/2/13 (3)	45,000	45,000
0.19%, 12/2/13 (3)	20,000	20,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 11.9% (4) – continued

Federal Home Loan Bank – 6.7% – continued
0.17%, 12/23/13 (3)	$50,000	$50,000
0.08%, 1/16/14 (3)	20,000	20,000
		743,614

Federal National Mortgage Association – 2.4%

FNMA Discount Notes, 0.13%, 5/19/14	80,000	79,951
0.14%, 10/1/14	50,000	49,941

FNMA FRN, 0.14%, 12/5/13 (3)	35,000	34,988
0.15%, 12/20/13 (3)	108,000	107,988
		272,868
Total U.S. Government Agencies
(Cost $1,330,012)		1,330,012

U.S. GOVERNMENT OBLIGATIONS – 3.7%

U.S. Treasury Bills – 3.0%
0.05%, 12/5/13	200,000	199,999
0.14%, 6/26/14	25,000	24,980
0.13%, 8/21/14	28,135	28,108
0.00%, 9/18/14	42,395	42,348
0.15%, 10/16/14	46,415	46,355
		341,790

U.S. Treasury Notes – 0.7%
1.75%, 1/31/14	25,000	25,066
0.13%, 7/31/14	25,000	24,989
0.25%, 9/15/14	25,000	25,011
		75,066
Total U.S. Government Obligations
(Cost $416,856)		416,856

MUNICIPAL INVESTMENTS – 16.5%

Alaska – 0.2%

Alaska Housing Finance Corp. Revenue VRDB, State Capital Project, Series C, 0.04%, 12/9/13	18,390	18,390

California – 1.8%

Bay Area Toll Authority Bridge Revenue VRDB, Series A2, (Union Bank N.A. LOC), 0.03%, 12/9/13	40,600	40,600

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	42,775	43,148

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 16.5% – continued

California – 1.8% – continued

City of San Jose Municipal Interest Bearing CP, (Wells Fargo Bank N.A. LOC), 0.25%, 12/4/13	$16,343	$16,343

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-3, 0.04%, 12/2/13	10,000	10,000

San Diego County California Regional Transportation Commission Sales Tax Revenue VRDB, Series A, 0.03%, 12/9/13	35,420	35,420

University of California Municipal CP, 0.03%, 12/9/13	50,000	50,000
		195,511

Colorado – 0.5%

University of Colorado Hospital Authority Revenue VRDB, Series A, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	57,660	57,660

Florida – 1.0%

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist Health, Series I-2, 0.04%, 12/9/13	46,700	46,700

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist, Series 1-5, 0.04%, 12/9/13	40,125	40,125

Highlands County Health Facilities Authority Revenue VRDB, Hospital Adventist Health System, Series A, 0.04%, 12/9/13	25,800	25,800
		112,625

Illinois – 0.2%

City of Chicago Municipal Interest Bearing CP, (Wells Fargo Bank N.A. LOC), 0.15%, 12/5/13	22,025	22,024

Kentucky – 0.2%

Kentucky Economic Development Finance Authority Revenue VRDB, Baptist Healthcare System, Series B-1, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/2/13	26,000	26,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 16.5% – continued

Louisiana – 0.8%

East Baton Rouge Parish IDB Revenue VRDB, ExxonMobil Project, Series B, 0.04%, 12/2/13	$90,000	$90,000

Massachusetts – 1.0%

Commonwealth of Massachusetts G.O. VRDB, Consolidation Loan, Series A, 0.04%, 12/2/13	43,810	43,810

Massachusetts Development Finance Agency Revenue VRDB, Northfield Mount Hermon, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	68,555	68,555
		112,365

Michigan – 0.5%

University of Michigan Revenue VRDB, Series A, 0.03%, 12/2/13	54,240	54,240

Minnesota – 0.5%

City of Minneapolis & St. Paul Housing & Redevelopment Authority Health Care Revenue VRDB, Allina Health, Series C2, (Wells Fargo Bank N.A. LOC), 0.04%, 12/9/13	45,600	45,600

Minnesota State Office of Higher Education Taxable Revenue VRDB, Student, Series A, (U.S. Bank N.A. LOC), 0.14%, 12/9/13	12,600	12,600
		58,200

Mississippi – 1.2%

County of Jackson Mississippi Port Facility Revenue Refunding Bonds, Chevron USA, Inc. Project, 0.05%, 12/2/13	50,765	50,765

Mississippi Business Finance Corp. Revenue VRDB, Chevron USA, Inc., Series H, (Chevron Corp. Gtd.), 0.04%, 12/2/13	51,300	51,300

Mississippi Business Finance Corp., Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc. Project, Series A, (Chevron Corp. Gtd.), 0.04%, 12/2/13	34,700	34,700
		136,765

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 16.5% – continued

Missouri – 0.2%

Missouri State Health & Educational Facilities Authority Revenue VRDB, Drury University, (PNC Bank N.A. LOC), 0.06%, 12/2/13	$20,985	$20,985

New York – 4.7%

City of New York Adjustable G.O. Unlimited Bonds, Subseries I-6, (Bank of New York Mellon LOC), 0.05%, 12/2/13	40,040	40,040

City of New York Adjustable G.O. Unlimited, Series I, Subseries I-5, (Bank of New York Mellon LOC), 0.05%, 12/2/13	59,650	59,650

City of New York G.O. Unlimited VRDB, Subseries D-3, 0.05%, 12/2/13	38,000	38,000

County of Onondaga New York Trust Cultural Resource Revenue VRDB, Syracuse University Project, Series A, (Wells Fargo Bank N.A. LOC), 0.04%, 12/9/13	61,730	61,730

New York City New York Municipal Water Finance Authority Revenue Bonds, Water and Sewer System, Second Generation, Series DD-1, 0.05%, 12/2/13	36,400	36,400

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-4, 0.05%, 12/2/13	24,255	24,255

New York City Transitional Finance Authority Future Tax Secured Revenue VRDB, Series C5, Future Tax, Fiscal, (Sumitomo Mitsui Banking Corp. LOC), 0.04%, 12/9/13	109,900	109,900

New York City Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Subseries A-2, 0.05%, 12/2/13	67,310	67,310

New York State Housing Finance Agency Revenue VRDB, Gotham West, Series A-2, (Wells Fargo Bank N.A. LOC), 0.04%, 12/9/13	37,600	37,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 16.5% – continued

New York – 4.7% continued

New York State Housing Finance Agency Revenue VRDB, Housing 160 West 62nd Street, Series A1, (Wells Fargo Bank N.A. LOC), 0.03%, 12/9/13	$55,000	$55,000
		529,885

Ohio – 0.3%

State of Ohio G.O., Common Schools, Series B, 0.04%, 12/9/13	37,000	37,000

Pennsylvania – 0.4%

Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue VRDB, Series C, (PNC Bank N.A. LOC), 0.05%, 12/9/13	39,000	39,000

Texas – 2.6%

Gulf Coast IDA Revenue VRDB, Exxon Mobil Project, 0.04%, 12/2/13	50,100	50,100

State of Texas G.O. VRDB, Veterans, Series B, (Texas State LOC), 0.05%, 12/9/13	45,320	45,321

Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue VRDB, Methodist Hospitals Dallas, Series A, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/2/13	32,500	32,500

Tarrant County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Christus Health, Series C-4, (BMO Harris Bank N.A. LOC), 0.06%, 12/9/13	46,440	46,440

Texas State G.O. Unlimited VRDB, Series B, Veterans, 0.06%, 12/9/13	54,000	54,000

Texas State TRANS, 2.00%, 8/28/14	52,615	53,314

University of Texas Revenue Refunding VRDB, Financing System, Series B, 0.04%, 12/9/13	13,475	13,475
		295,150

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 16.5% – continued

Virginia – 0.4%

Fairfax County IDA Revenue VRDB, Inova Health System Project, Series A-1, 0.04%, 12/9/13	$43,905	$43,905
Total Municipal Investments
(Cost $1,849,705)		1,849,705

Investments, at Amortized Cost
($10,878,832)		10,878,832

REPURCHASE AGREEMENTS – 5.8%

Joint Repurchase Agreements – 1.8% (5)

Bank of America Securities LLC, dated 11/29/13, repurchase price $66,667 0.05%, 12/2/13 (3)	66,667	66,667

Morgan Stanley & Co., Inc., dated 11/29/13, repurchase price $66,667 0.06%, 12/2/13 (3)	66,667	66,667

Societe Generale, New York Branch, dated 11/29/13, repurchase price $66,667 0.07%, 12/2/13 (3)	66,666	66,666
		200,000

Repurchase Agreements – 4.0%(6)

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $94,001 0.09%, 12/2/13	94,000	94,000

JPMorgan Securities LLC, dated 11/29/13,repurchase price $77,003 0.46%, 12/2/13 (1)(2)(3)	77,000	77,000

SG Americas Securities LLC, dated 11/29/13, repurchase price $45,001 0.19%, 12/2/13	45,000	45,000

Societe Generale, New York Branch, dated 11/29/13, repurchase price $225,002 0.09%, 12/2/13	225,000	225,000
		441,000
Total Repurchase Agreements
(Cost $641,000)		641,000

Total Investments – 103.0%
(Cost $11,519,832) (7)		11,519,832

Liabilities less Other Assets – (3.0)%		(330,461)
NET ASSETS – 100.0%		$11,189,371

(1)	Restricted security has been deemed illiquid. At November 30, 2013, the value of these restricted illiquid securities amounted to approximately $178,785,000 or 1.6% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Export Development Canada, 0.13%, 12/2/13	11/21/13	$80,000

Ford Credit Auto Owner Trust, Series 2013-D, Class A1, 0.24%, 12/15/14	11/19/13	21,785

JPMorgan Securities LLC, 0.46%, 12/2/13	6/14/13	77,000

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$75,214	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$127,692	0.38% – 2.63%	12/31/13 – 9/30/17

Total	$202,906

(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Corporate Bonds	$130,540	0.80% – 9.38%	1/10/14 – 12/15/42
FHLMC	$43,413	2.62% – 5.00%	6/1/19 – 7/1/48
FNMA	$274,910	2.16% – 5.66%	10/1/16 – 10/1/43
GNMA	$10,247	3.50% – 6.50%	11/20/35 – 12/20/42

Total	$459,110

(7)	The cost for federal income tax purposes was $11,519,832.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Diversified Assets Portfolio	$–	$11,519,832	(1)(2)	$–	$11,519,832

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Diversified Assets Portfolio are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the Diversified Assets Portfolio as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 30.4%

U.S. Treasury Bills – 24.8%
0.06%, 12/12/13	$90,000	$89,998
0.02%, 1/2/14	100,000	99,999
0.05%, 1/16/14	235,000	234,987
0.02%, 1/23/14	2	2
0.04%, 1/23/14	554,000	553,965
0.05%, 1/23/14	421,000	420,973
0.14%, 6/26/14	70,000	69,938
0.16%, 6/26/14	225,000	224,800
0.12%, 8/21/14	95,000	94,909
0.13%, 8/21/14	240,000	239,770
0.14%, 8/21/14	47,820	47,774
0.12%, 11/13/14	143,000	142,818
0.14%, 11/13/14	307,000	306,610
		2,526,543

U.S. Treasury Notes – 5.6%
0.13%, 12/31/13	86,000	86,005
1.00%, 1/15/14	144,000	144,145
1.75%, 1/31/14	94,000	94,245
4.75%, 5/15/14	75,000	76,556
0.25%, 5/31/14	24,000	24,020
2.25%, 5/31/14	48,000	48,500
0.50%, 8/15/14	25,000	25,062
0.25%, 9/30/14	71,720	71,772
		570,305
Total U.S. Government Obligations
(Cost $3,096,848)		3,096,848

Investments, at Amortized Cost
($3,096,848)		3,096,848

REPURCHASE AGREEMENTS – 69.4%

Joint Repurchase Agreements – 1.0%(1)

Bank of America Securities LLC, dated 11/29/13, repurchase price $31,558 0.05%, 12/2/13 (2)	31,558	31,558

Morgan Stanley & Co., Inc., dated 11/29/13, repurchase price $31,558 0.06%, 12/2/13 (2)	31,558	31,558

Societe Generale, New York Branch, dated 11/29/13, repurchase price $31,558 0.07%, 12/2/13 (2)	31,558	31,558
		94,674

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 69.4% – continued

Repurchase Agreements – 68.4% (3)

Bank of Nova Scotia, dated 11/29/13, repurchase price $400,003 0.08%, 12/2/13	$400,000	$400,000

Barclays Capital, Inc., dated 11/29/13, repurchase price $970,006 0.07%, 12/2/13	970,000	970,000

BNP Paribas Securities Corp., dated 11/29/13, repurchase price $1,080,006 0.07%, 12/2/13	1,080,000	1,080,000

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $332,002 0.07%, 12/2/13	332,000	332,000

Credit Suisse Securities, dated 11/29/13, repurchase price $290,002 0.07%, 12/2/13	290,000	290,000

Deutsche Bank Securities, Inc., dated 11/29/13, repurchase price $1,175,009 0.09%, 12/2/13	1,175,000	1,175,000

Federal Reserve Bank of New York, dated 11/29/13, repurchase price $995,004 0.05%, 12/2/13	995,000	995,000

HSBC Securities (USA), Inc., dated 11/29/13, repurchase price $460,003 0.07%, 12/2/13	460,000	460,000

Merrill Lynch, dated 11/29/13, repurchase price $250,002 0.08%, 12/2/13	250,000	250,000

Societe Generale, New York Branch, dated 11/29/13, repurchase price $755,004 0.07%, 12/2/13	755,000	755,000

UBS Securities LLC, dated 11/29/13, repurchase price $250,001 0.07%, 12/2/13	250,000	250,000
		6,957,000
Total Repurchase Agreements
(Cost $7,051,674)		7,051,674

Total Investments – 99.8%
(Cost $10,148,522) (4)		10,148,522

Other Assets less Liabilities – 0.2%		17,993
NET ASSETS – 100.0%		$10,166,515

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(1)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$35,604	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$60,446	0.38% – 2.63%	12/31/13 – 9/30/17

Total	$96,050

(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$293,113	0.09% – 0.10%	5/1/14 – 7/24/14
U.S. Treasury Bonds	$1,679,977	0.00% – 6.13%	2/15/14 – 11/15/43
U.S. Treasury Notes	$4,275,468	0.10% – 4.63%	12/15/13 – 11/15/23
U.S. Treasury Strips	$850,841	0.16% – 2.76%	11/15/14 – 11/15/27

Total	$7,099,399

(4)	The cost for federal income tax purposes was $10,148,522.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Treasury Portfolio	$–	$10,148,522	(1)	$–	$10,148,522

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0%

Alabama – 2.6%

Hoover Alabama Multifamily Housing Revenue Refunding VRDB, Royal Oaks Apartment Project, (FHLMC LOC), 0.06%, 12/9/13	$5,200	$5,200

Mobile Industrial Development Board Adjustable PCR Bonds, 1st Series, Alabama Power Barry Plant, 0.07%, 12/2/13	20,000	20,000

Taylor-Ryan Improvement District No. 2 VRDB, Special Assessment, Improvement, (Wells Fargo Bank N.A. LOC), 0.07%, 12/9/13	5,500	5,500
		30,700

Arizona – 0.2%

Salt River Arizona Project Agricultural Improvement & Power District Electric Revenue Bonds, Eagle 20060014, Class A, 0.05%, 12/9/13 (1)	2,300	2,300

California – 9.3%

California Municipal Finance Authority Revenue VRDB, Westmont College, Series A, (Comerica Bank LOC), 0.08%, 12/9/13	2,550	2,550

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	6,000	6,052

California State Revenue Notes, Series A-2, 2.00%, 6/23/14	1,065	1,076

California Statewide Communities Development Authority Revenue Bonds, Kaiser Permanente, Series B, (Kaiser Permanente Gtd.), 0.04%, 12/9/13	3,500	3,500

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (Wells Fargo Bank N.A. LOC), 0.05%, 12/9/13	14,900	14,900

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.05%, 12/9/13	6,210	6,210

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

California – 9.3% – continued

Corona California Multifamily Housing Revenue Refunding VRDB, Country Hills Project, (FHLMC LOC), 0.05%, 12/9/13	$2,355	$2,355

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O. Series 637, (Deutsche Bank A.G. Gtd.), 0.20%, 12/9/13 (1)	9,105	9,105

Deutsche Bank Spears/Lifers Trust, Revenue Bonds, Series DBE-1083 for California, (Deutsche Bank A.G. Gtd.), 0.11%, 12/9/13 (1)	13,000	13,000

Golden Empire Schools Financing Authority Lease Revenue Refunding VRDB, Floating Notes, Kern High School, Series D, 0.35%, 12/9/13 (2)	1,750	1,750

Livermore California COPS VRDB, Capital Projects, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	6,000	6,000

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.04%, 12/9/13	13,600	13,600

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (Union Bank N.A. LOC), 0.04%, 12/9/13	7,800	7,800

Nuveen California Dividend Advantage Municipal Fund 3 VRDP, Series 1-1600, 0.15%, 12/9/13 (1)	9,000	9,000

Nuveen California Select Quality Municipal Fund, Inc. VRDP, Series 1-1589, 0.13%, 12/9/13 (1)	3,000	3,000

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Ashford, Series D, (FNMA LOC), 0.04%, 12/9/13	3,250	3,250

West Hills Community College District COPS VRDB, (Union Bank N.A. LOC), 0.04%, 12/9/13	5,000	5,000
		108,148

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Colorado – 2.1%

Colorado Educational & Cultural Facilities Authority Adjustable Revenue Bonds, Southeastern California Projects, (Bank of America N.A. LOC), 0.07%, 12/9/13	$16,330	$16,330

Colorado Educational & Cultural Facilities Authority Revenue Bonds, Linfield Christian School Project, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	100	100

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	6,110	6,110

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series 1-A3, 0.07%, 12/9/13	1,940	1,940
		24,480

Delaware – 0.0%

Delaware State EDA Revenue VRDB, Peninsula United, Series A, (PNC Bank N.A. LOC), 0.05%, 12/2/13	350	350

District of Columbia – 0.6%

District of Columbia Revenue VRDB, American Legacy Foundation, 0.04%, 12/9/13	6,000	6,000

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation, 0.15%, 12/9/13	1,200	1,200
		7,200

Florida – 2.3%

Collier County Florida Health Facilities Authority Revenue VRDB, The Moorings, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	8,500	8,500

Florida Multifamily Housing Finance Corp. Revenue Refunding Bonds, Mortgage, Cypress Lake Apartments, Series M-1, (FHLMC LOC), 0.04%, 12/9/13	2,400	2,400

Jacksonville Electric Systems Revenue VRDB, Series Three-B-2, 0.04%, 12/9/13	7,000	7,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Florida – 2.3% – continued

JEA Electric System Revenue VRDB, Series Three-B-3, 0.04%, 12/9/13	$9,400	$9,400
		27,300

Georgia – 1.5%

Gwinnett County Georgia Development Authority Revenue VRDB, Nihan Hospitality LLC, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	6,200	6,200

Macon Bibb County Georgia Industrial Authority Reform & Improvement Revenue VRDB, Series 2009, Bass-Sofkee, (BIBB CNTY GA Gtd.), 0.07%, 12/9/13	9,400	9,400

Monroe County Development Authority PCR VRDB, Oglethorpe Power Corp., (Bank of Montreal LOC), 0.06%, 12/9/13	1,675	1,675
		17,275

Hawaii – 0.5%

Hawaii Multifamily Housing Finance & Development Corp. Revenue VRDB, Ko Oloa Apartments Phase 1, Series B, (FHLB LOC), 0.05%, 12/9/13	6,225	6,225

Idaho – 1.1%

Idaho State G.O. Unlimited TANS, 2.00%, 6/30/14	12,220	12,348

Illinois – 3.8%

Illinois Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.06%, 12/2/13	7,500	7,500

Illinois Educational Facilities Authority Student Housing Revenue VRDB, IIT State, Series A, (BMO Harris Bank N.A. LOC), 0.08%, 12/9/13	7,835	7,835

Illinois Finance Authority Revenue Bonds, Loyola Academy, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	3,000	3,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Illinois – 3.8% – continued

Illinois Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	$5,500	$5,500

Illinois Finance Authority Revenue VRDB, Illinois Wesleyan University, (PNC Bank N.A. LOC), 0.06%, 12/9/13	6,900	6,900

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project, (PNC Bank N.A. LOC), 0.06%, 12/9/13	10,500	10,500

Illinois State Finance Authority Adjustable Revenue Bonds, Northwestern University, Subseries A, 0.37%, 3/3/14	2,500	2,501

Peoria, Illinois IDR Bonds, Peoria Production Shop Project, (JPMorgan Chase Bank N.A. LOC), 0.46%, 12/9/13	275	275
		44,011

Indiana – 1.8%

Clarksville Indiana Revenue Refunding VRDB Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	4,115	4,115

Indiana State Finance Authority Revenue VRDB, Educational Facilities, Depauw University Project, Series B, (PNC Bank N.A. LOC), 0.04%, 12/9/13	8,100	8,100

Lawrenceburg PCR Refunding VRDB, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.04%, 12/9/13	8,750	8,750
		20,965

Iowa – 4.0%

City of Des Moines Iowa Commercial Development Revenue Refunding Bonds, East Grand Office Park, (FHLB of Des Moines LOC), 0.07%, 12/9/13	2,120	2,120

Iowa Finance Authority College Facilities Revenue VRDB, Drake University Project, (Wells Fargo Bank N.A. LOC), 0.06%, 12/2/13	14,995	14,995

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Iowa – 4.0% – continued

Iowa Finance Authority Health Facilities Revenue VRDB, Unity Point Health, Series B2, (Union Bank N.A. LOC), 0.04%, 12/9/13	$7,500	$7,500

Iowa Higher Education Loan Authority College Facilities Revenue VRDB, Loras College Project, 0.05%, 12/2/13	8,400	8,400

Iowa State Higher Education Loan Authority Revenue VRDB, Private College- St. Ambros, (U.S. Bank N.A. LOC), 0.05%, 12/2/13	13,450	13,450
		46,465

Kansas – 0.5%

Prairie Village Revenue Refunding VRDB, Claridge Court, (Bank of America N.A. LOC), 0.07%, 12/9/13	5,960	5,960

Kentucky – 2.2%

City of Hazard Healthcare Revenue BANS, Appalachian Regional Healthcare, 1.00%, 12/1/14	4,500	4,522

City of Pikeville Kentucky Hospital Revenue BANS, Improvement, Pikeville Medical Center, 1.00%, 3/1/14	4,000	4,007

Fort Mitchell Kentucky League of Cities Funding Trust Lease Program VRDB, Series A, (U.S. Bank N.A. LOC), 0.06%, 12/9/13	400	400

Kentucky Housing Corp. Adjustable Revenue Bonds, California Square II Apartments Project, (U.S. Treasury Escrowed), 0.35%, 8/1/14	2,500	2,500

Kentucky Rural Water Finance Corp. Public Project Construction Revenue Notes, Series D-1, 1.00%, 9/1/14	3,875	3,896

Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.06%, 12/9/13 (1)(3)	5,535	5,535

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Kentucky – 2.2% – continued

Williamstown Kentucky League of Cities Revenue VRDB, Funding Trust Lease, Series B, (U.S. Bank N.A. LOC), 0.06%, 12/9/13	$4,705	$4,705
		25,565

Louisiana – 0.2%

Louisiana Public Facilities Authority Revenue VRDB, Tiger Athletic, (FHLB of Atlanta LOC), 0.05%, 12/9/13	2,700	2,700

Maryland – 2.2%

Baltimore County Maryland Multifamily Housing Revenue Refunding VRDB, Lincoln Woods Apartments, (FNMA LOC), 0.05%, 12/9/13	8,194	8,194

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Mercey Ridge, (Manufacturers & Traders Trust Co. LOC), 0.05%, 12/9/13	8,900	8,900

Maryland State Community Development Administration Department of Housing & Community Development Revenue VRDB, Series F, Non-AMT, Non-Ace Multifamily, (FHLMC LOC), 0.05%, 12/9/13	3,100	3,100

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project, (Manufacturers & Traders Trust Co. LOC), 0.07%, 12/9/13	5,615	5,615
		25,809

Michigan – 4.0%

Ann Arbor Michigan Economic Development Corp. Revenue Refunding VRDB, Series B, Glacier Hills Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	255	255

Michigan Finance Authority Revenue VRDB, Healthcare Equipment Loan Program, Series D, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	9,045	9,045

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Michigan – 4.0% – continued

Michigan State Hospital Finance Authority Revenue VRDB, Holland Community Hospital, Series B, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/9/13	$6,390	$6,390

Michigan State Housing Development Authority Taxable Revenue VRDB, Series C, 0.13%, 12/9/13	10,445	10,445

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Neighborhood Club Project, (Comerica Bank LOC), 0.06%, 12/9/13	6,000	6,000

Michigan State University Revenue VRDB, 0.05%, 12/9/13	6,000	6,000

University of Michigan Revenue VRDB, Series A, 0.03%, 12/2/13	8,890	8,890
		47,025

Minnesota – 1.6%

Minnesota Rural Water Finance Authority, Inc. Revenue Notes, Public Projects Construction Notes, 1.00%, 2/1/14	4,600	4,605

Minnesota School Districts Capital Equipment Borrowing Program Tax & Aid Anticipation COPS, Series A, 2.00%, 9/16/14	4,115	4,173

Oak Park Heights Minnesota Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing, (FHLMC LOC), 0.05%, 12/9/13	10,000	10,000

St. Paul Minnesota Housing & Redevelopment Authority Revenue Bonds, Science Museum of Minnesota, Series A, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	300	300
		19,078

Mississippi – 1.4%

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Multi-Modal, Peco Foods, Inc. Project, (BMO Harris Bank N.A. LOC), 0.06%, 12/9/13	7,000	7,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Mississippi – 1.4% – continued

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, Series 2, Mississippi Health, 0.04%, 12/9/13	$9,725	$9,725
		16,725

Missouri – 0.5%

Missouri State Health & Educational Facilities Authority Revenue VRDB, Ascension Health, Series C-2, 0.05%, 12/9/13	1,300	1,300

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital, Series B, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	4,745	4,745
		6,045

New Hampshire – 1.2%

New Hampshire Health & Education Facilities Authority Revenue VRDB, University of New Hampshire, Series B-2, 0.07%, 12/2/13	10,600	10,600

New Hampshire Higher Educational & Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.05%, 12/9/13	1,550	1,550

New Hampshire State Health & Education Facilities Authority Revenue VRDB, St. Anselm College, (FHLB of Boston LOC), 0.04%, 12/9/13	2,000	2,000
		14,150

New Jersey – 1.4%

BB&T Municipal Trust Revenue Bonds, Series 2047, (Branch Banking & Trust Co. LOC), 0.07%, 12/9/13 (1)	310	310

Hudson County Improvement Authority Gtd. Pooled Revenue Notes, Series P-1, (HUDSON CNTY N J Insured), 1.00%, 5/23/14	5,000	5,014

Hudson County Improvement Authority Guaranteed Pooled Revenue Notes, Series S-1, 1.00%, 12/10/13 (2)	2,503	2,518

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

New Jersey – 1.4% – continued

Hudson County Improvement Authority Revenue Notes, County Gtd. Notes, Series O-1, (HUDSON CNTY N J Insured), 1.13%, 12/20/13	$8,500	$8,503
		16,345

New York – 13.7%

City of New York Adjustable G.O. Unlimited Bonds, Series D-5, (PNC Bank N.A. LOC), 0.05%, 12/2/13	7,400	7,400

City of New York G.O. Unlimited VRDB, Subseries A-3, (Mizuho Bank Ltd. LOC), 0.05%, 12/2/13	25,085	25,085

City of New York G.O., Series A-5, 0.04%, 12/2/13	15,940	15,940

City of New York G.O., Subseries D-3, (Bank of New York Mellon LOC), 0.05%, 12/2/13	16,700	16,700

Cohoes Industrial Development Agency Urban Cultural Park Facilities Revenue VRDB, Eddy Cohoes Project, (Bank of America N.A. LOC), 0.05%, 12/9/13	1,925	1,925

Monroe Security & Safety Systems Local Development New York Revenue VRDB, (Manufacturers & Traders Trust Co. LOC), 0.05%, 12/9/13	9,795	9,795

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Second General Resolution, Series DD, Series 3A 0.05%, 12/2/13	11,000	11,000

New York Liberty Development Corp. Revenue Refunding VRDB, 3 World Trade Center, Series A, (U.S. Treasury Escrowed), 0.23%, 3/19/14	30,000	30,000

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, FFT Senior Communities, Inc., (HSBC Bank USA N.A. LOC), 0.04%, 12/9/13	2,700	2,700

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

New York – 13.7% – continued

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, Rochester Friendly Home, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/9/13	$6,015	$6,015

New York State Housing Finance Agency Revenue VRDB, 175 West 60th Street, Series A-2, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/9/13	10,000	10,000

North Tonawanda City School District G.O. Unlimited BANS, 1.00%, 9/18/14	3,000	3,016

Town of Niagara New York Area Development Corp. Revenue VRDB, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.04%, 12/9/13	3,450	3,450

Wells Fargo Stage Trust Revenue Bonds, Floater Certificates, Series 105C, in NY, 0.37%, 12/6/13 (1)	10,700	10,700

Westchester County Industrial Development Agency Revenue Refunding VRDB, Hebrew Hospital Senior Housing, Inc., (Manufacturers & Traders Trust Co. LOC), 0.10%, 12/9/13	6,435	6,435
		160,161

North Carolina – 5.6%

BB&T Municipal Trust Floaters Revenue Bonds, Series 1009, (Branch Banking & Trust Co. LOC), 0.15%, 12/9/13 (1)	5,370	5,370

City of Charlotte Municipal Interest Bearing CP, 0.13%, 3/14/14	5,047	5,047

City of Charlotte North Carolina, Municipal Interest Bearing CP, Series 2009, 0.23%, 12/9/13	10,000	10,000

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

North Carolina – 5.6% – continued

North Carolina Capital Facilities Finance Agency Revenue VRDB, YMCA of Greater Charlotte Project, Series A, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	$4,715	$4,715

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Campbell University, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	4,300	4,300

North Carolina Capital Recreational Facilities Finance Agency Revenue VRDB, YMCA Greater Charlotte Project, Series B, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	5,345	5,345

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series B, Wakemed, (Wells Fargo Bank N.A. LOC), 0.05%, 12/9/13	9,400	9,400

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.06%, 12/9/13 (1)	800	800

Winston-Salem North Carolina Water & Sewer System Revenue Refunding VRDB, Series C, 0.06%, 12/9/13	10,000	10,000
		64,977

Ohio – 3.2%

Cleveland-Cuyahoga County Ohio Port Authority Cultural Facility Revenue VRDB, Series 2005-B, Museum of Art Project, 0.05%, 12/9/13	15,400	15,400

Franklin County Ohio Health Care Facilities Revenue VRDB, Friendship Village Dublin, Series B, (PNC Bank N.A. LOC), 0.06%, 12/9/13	1,760	1,760

Franklin County Ohio Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.05%, 12/9/13	9,900	9,900

Nuveen Ohio Quality Income Municipal Fund VRDP, Series 1-1480, 0.14%, 12/9/13 (1)	10,000	10,000
		37,060

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Oregon – 2.1%

Oregon Health & Science University Revenue VRDB, Series B-2, (Union Bank N.A. LOC), 0.05%, 12/9/13	$6,525	$6,525

Oregon State G.O. Limited TANS, Series A, 1.50%, 7/31/14	15,000	15,131

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, Assumption Village Project, Series A, (Union Bank N.A. LOC), 0.06%, 12/9/13	3,185	3,185
		24,841

Pennsylvania – 3.8%

Beaver County IDA Revenue Refunding VRDB, Firstenergy Generation, (UBS A.G. LOC), 0.05%, 12/9/13	11,100	11,100

Butler County IDA Pennsylvania Revenue Refunding VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	6,110	6,110

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.10%, 12/9/13	6,395	6,395

Lancaster Pennsylvania IDA Revenue Bonds, Willow Valley Retirement, Series A, (PNC Bank N.A. LOC), 0.05%, 12/9/13	9,400	9,400

Lower Merion School District G.O. Limited VRDB, Capital Project, Series A, (State Street Bank & Trust Co. LOC), 0.05%, 12/9/13	1,000	1,000

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue VRDB, PSEG Power, (TD Bank N.A. LOC), 0.04%, 12/9/13	4,600	4,600

Philadelphia School District G.O. Refunding VRDB, Series C, (TD Bank N.A. LOC), 0.04%, 12/9/13	3,500	3,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Pennsylvania – 3.8% – continued

Ridley Pennsylvania School District G.O. VRDB, Series 2009, (TD Bank N.A. LOC), 0.05%, 12/9/13	$2,500	$2,500
		44,605

Puerto Rico – 0.9%

RBC Municipal Products, Inc. Trust Floater Certificates, Series E-46, (Royal Bank of Canada LOC), 0.15%, 12/9/13 (1)	9,995	9,995

South Carolina – 0.6%

South Carolina State Housing Finance & Development Authority Multifamily Revenue Bonds, Columbiana Ridge Project, (U.S. Treasury Escrowed), 0.35%, 1/15/14	7,000	7,000

Tennessee – 2.6%

Blount County Tennessee Public Building Authority Revenue VRDB, Series E-5-B, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	9,725	9,725

IDB Tennessee Blount County & Cities Alcoa & Maryville Revenue VRDB, Series A, Local Government Improvement, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	4,115	4,115

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Multifamily, Timberlake Project, (FNMA LOC), 0.07%, 12/9/13	7,450	7,450

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing Revenue Refunding VRDB, Providence Place Apartments Project, (FNMA LOC), 0.04%, 12/9/13	9,445	9,445
		30,735

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Texas – 12.4%

City of Garland Texas Municipal Interest Bearing CP, (Sumitomo Mitsui Banking Corp. LOC), 0.13%, 12/13/13	$10,000	$10,000

(Wells Fargo Bank N.A. LOC), 0.14%, 12/10/13	15,000	15,000

Clear Creek Independent School District G.O. Unlimited Refunding Bonds, Series A, (Texas PSF Insured), 5.00%, 2/15/14	1,150	1,161

Comal Texas Independent School District G.O. Bonds, Series ROCS RR-II-R-11907, (Texas PSF Insured), 0.05%, 12/9/13 (1)	8,370	8,370

Harris County Texas Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, YMCA Greater Houston, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	9,800	9,800

Harris County Texas Hospital District Revenue Refunding VRDB, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/9/13	9,800	9,800

Mesquite Texas Health Facilities Development Corp. Revenue VRDB, Series C, Retirement Facility, (Bank of America N.A. LOC), 0.07%, 12/9/13	5,855	5,855

Nueces County Health Facilities Development Corp. Revenue VRDB, Series A, Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	8,200	8,200

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series A, (Total S.A. Gtd.), 0.07%, 12/9/13	9,900	9,900

Port of Port Arthur Navigation District Revenue VRDB, Motiva Enterprises, 0.17%, 12/2/13	5,200	5,200

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, (Total S.A. Gtd.), 0.07%, 12/9/13	4,400	4,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Texas – 12.4% – continued

Port of Port Arthur Texas Navigation District Revenue Refunding VRDB, Motiva Enterprises, Series C, 0.17%, 12/2/13	$5,700	$5,700

Strategic Housing Finance Corp. Travis County Multi Family Housing Revenue Adjustable Revenue Bonds, Silver Springs Apartments Project, (U.S. Treasury Escrowed), 0.35%, 8/1/14	5,000	5,000

Texas State Affordable Housing Corp. Multifamily Housing Adjustable Revenue Bonds, Gateway Northwest Project, (U.S. Treasury Escrowed), 0.35%, 10/1/14	10,000	10,000

Texas State TRANS, 2.00%, 8/28/14	35,770	36,247
		144,633

Utah – 2.9%

Utah Water Finance Agency Revenue VRDB, Series B-1, 0.05%, 12/9/13	10,000	10,000

Wells Fargo Stage Trust Adjustable Revenue Bonds, Floater Certificates, Series 17C, 0.08%, 12/9/13 (1)	24,310	24,310
		34,310

Vermont – 0.1%

Vermont State Educational & Health Buildings Financing Agency Revenue VRDB, Porter Hospital Project, Series A, (TD Bank N.A. LOC), 0.05%, 12/9/13	975	975

Virginia – 0.8%

Lynchburg IDA Revenue Refunding VRDB, Hospital Centra Health, Series E, (FHLB of Atlanta LOC), 0.06%, 12/9/13	300	300

Virginia College Building Authority Educational Facilities Revenue VRDB, University of Richmond Project, 0.05%, 12/9/13	8,800	8,800
		9,100

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Wisconsin – 3.7%

La Crosse Wisconsin Development Revenue VRDB, Series 2008, University of Wisconsin La Crosse Foundation, (Wells Fargo Bank N.A. LOC), 0.15%, 12/9/13	$310	$310

Milwaukee Redevelopment Authority Lease Revenue VRDB, University of Wisconsin- Kenilworth Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	7,795	7,795

PMA Levy & Aid Anticipation Notes Program Note Participations, Series A, 2.00%, 7/18/14	4,390	4,438

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Concordia University, Inc., (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	2,145	2,145

Wisconsin Rural Water Construction Loan Program BANS, 1.00%, 9/1/14	3,250	3,267

Wisconsin School Districts Temporary Borrowing Program Cash Flow Administration Program Revenue Note Participation, Series A, 1.00%, 10/10/14	10,000	10,060

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Lawrence University, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	7,675	7,675

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2010-B, Beloit College, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	7,820	7,820
		43,510

Municipal States Pooled Securities – 1.6%

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 1007, (Branch Banking & Trust Co. LOC), 0.15%, 12/9/13 (1)	3,965	3,965

Blackrock Muniyield Quality Fund, Inc. VRDP, Series W-7-1766, 0.16%, 12/9/13	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.0% – continued

Municipal States Pooled Securities – 1.6% – continued

FHLMC Multifamily Revenue VRDB, Series MO27, Class A, 0.06%, 12/9/13	$5,000	$5,000
		18,965
Total Municipal Investments
(Cost $1,158,036)		1,158,036

Total Investments – 99.0%
(Cost $1,158,036) (4)		1,158,036

Other Assets less Liabilities – 1.0%		11,198
NET ASSETS – 100.0%		$1,169,234

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Restricted security has been deemed illiquid. At November 30, 2013, the value of this restricted illiquid security amounted to approximately $5,535,000 or 0.5% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	AQUISITION AND ENFORCEABLE DATE	AQUISITION COST (000s)
Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, 0.06%, 12/9/13	9/22/05-7/23/12	$5,535

(4)	The cost for federal income tax purposes was $1,158,036.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

At November 30, 2013, the industry sectors (unaudited) for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Hospital	15.3%
University	12.2
Housing	10.3
City	8.7
Miscellaneous Revenues	7.5
School	7.2
State	6.6
IDB & PCR	6.4
All other sectors less than 5%	25.8

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Tax-Exempt Portfolio	$–	$1,158,036	(1)(2)	$–	$1,158,036

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Tax-Exempt Portfolio are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the Tax-Exempt Portfolio as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 68.9% (1)

Federal Farm Credit Bank – 9.7%

FFCB Bonds, 0.15%, 1/17/14	$12,000	$12,000
0.15%, 2/5/14	11,500	11,499
0.17%, 8/8/14	4,000	4,000

FFCB Discount Notes, 0.01%, 12/2/13	15,000	15,000
0.06%, 3/10/14	49,000	48,991
0.15%, 5/7/14	8,000	7,995
0.15%, 5/9/14	4,000	3,997
0.08%, 5/20/14	20,000	19,992
0.14%, 5/27/14	9,500	9,493
0.11%, 7/15/14	14,000	13,990
0.14%, 7/25/14	12,000	11,989
0.15%, 8/28/14	17,000	16,981
0.14%, 9/30/14	11,000	10,987

FFCB FRN, 0.14%, 12/1/13 (2)	44,000	43,998
0.17%, 12/2/13 (2)	14,000	14,001
0.23%, 12/2/13 (2)	21,500	21,507
0.25%, 12/2/13 (2)	12,000	12,004
0.32%, 12/2/13 (2)	22,000	22,018
0.34%, 12/2/13 (2)	12,500	12,509
0.15%, 12/4/13 (2)	15,000	15,001
0.14%, 12/5/13 (2)	38,000	37,993
0.14%, 12/6/13 (2)	30,000	29,997
0.14%, 12/8/13 (2)	28,500	28,499
0.13%, 12/11/13 (2)	16,500	16,500
0.20%, 12/13/13 (2)	35,500	35,526
0.17%, 12/15/13 (2)	12,300	12,301
0.12%, 12/18/13 (2)	31,000	30,991
0.15%, 12/18/13 (2)	16,500	16,497
0.19%, 12/20/13 (2)	33,000	33,026
0.19%, 12/22/13 (2)	13,000	13,013
0.14%, 12/23/13 (2)	23,000	22,996
0.31%, 12/23/13 (2)	14,000	14,033
0.13%, 12/26/13 (2)	19,500	19,499

		638,823

Federal Home Loan Bank – 38.7%

FHLB Bonds, 0.50%, 12/13/13	109,610	109,621
0.18%, 1/7/14	29,500	29,499
0.11%, 1/17/14	27,000	26,999
0.10%, 1/22/14	28,000	27,999
0.13%, 1/22/14	21,000	21,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 68.9% (1) – continued

Federal Home Loan Bank – 38.7% – continued
0.09%, 1/30/14	$37,000	$36,998
0.09%, 2/5/14	50,000	49,997
0.18%, 3/6/14	6,445	6,445
0.09%, 3/10/14	136,000	135,995
0.18%, 3/11/14	17,500	17,500
0.07%, 3/17/14	21,000	20,999
0.06%, 3/20/14	32,000	31,999
0.06%, 4/1/14	153,600	153,587
0.17%, 4/1/14	20,000	20,003
0.18%, 4/1/14	17,500	17,499
0.06%, 4/2/14	96,000	95,992
0.27%, 4/3/14	63,000	63,029
0.14%, 4/15/14	34,000	33,997
0.17%, 8/1/14	46,000	45,998
0.18%, 8/1/14	28,000	27,999
0.18%, 8/5/14	21,000	21,000
0.17%, 8/22/14	15,000	14,999
0.17%, 8/26/14	10,000	9,999
0.20%, 8/29/14	17,000	16,999
0.17%, 9/12/14	21,000	20,994
0.24%, 10/7/14	21,000	21,000

FHLB Discount Notes, 0.18%, 12/10/13	7,500	7,500
0.07%, 1/2/14	12,000	11,999
0.13%, 1/2/14	30,500	30,497
0.16%, 1/2/14	16,000	15,998
0.14%, 1/14/14	57,000	56,990
0.08%, 1/17/14	69,000	68,993
0.10%, 1/21/14	33,000	32,995
0.15%, 2/5/14	58,000	57,985
0.10%, 2/12/14	20,000	19,996
0.17%, 2/13/14	13,000	12,995
0.11%, 2/14/14	10,000	9,998
0.09%, 2/19/14	166,000	165,965
0.10%, 2/19/14	13,000	12,997
0.16%, 3/10/14	7,500	7,497
0.12%, 3/14/14	21,500	21,493
0.12%, 4/29/14	10,000	9,995
0.14%, 5/23/14	40,000	39,974
0.16%, 8/1/14	21,000	20,978
0.15%, 8/14/14	18,000	17,981
0.14%, 8/21/14	40,000	39,961

FHLB FRN, 0.16%, 12/2/13 (2)	50,000	49,997

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 68.9% (1) – continued

Federal Home Loan Bank – 38.7% – continued
0.18%, 12/2/13 (2)	$20,000	$20,000
0.24%, 12/2/13 (2)	38,300	38,300
0.14%, 12/5/13 (2)	25,000	24,997
0.14%, 12/6/13 (2)	45,000	45,000
0.12%, 12/8/13 (2)	55,000	54,998
0.10%, 12/10/13 (2)	100,000	100,001
0.13%, 12/13/13 (2)	42,000	42,000
0.11%, 12/15/13 (2)	20,000	20,000
0.09%, 12/16/13 (2)	70,000	69,999
0.09%, 12/17/13 (2)	50,000	50,000
0.09%, 12/18/13 (2)	70,000	69,998
0.12%, 12/19/13 (2)	33,500	33,496
0.14%, 12/23/13 (2)	29,000	28,999
0.17%, 12/23/13 (2)	23,000	23,000
0.13%, 12/24/13 (2)	41,500	41,498
0.11%, 12/25/13 (2)	18,500	18,499
0.13%, 12/27/13 (2)	20,500	20,500
0.14%, 12/27/13 (2)	25,000	24,999
0.08%, 1/16/14 (2)	20,000	19,999
		2,537,213

Federal Home Loan Mortgage Corporation – 12.0%

FHLMC Bonds, 0.13%, 2/7/14	380,000	380,017
0.15%, 3/27/14	20,000	19,999
1.00%, 8/27/14	19,000	19,114

FHLMC Discount Notes, 0.16%, 1/14/14	77,000	76,985
0.16%, 2/3/14	8,000	7,998
0.14%, 5/1/14	20,000	19,988
0.09%, 5/6/14	52,000	51,980
0.09%, 5/21/14	60,000	59,974
0.12%, 5/27/14	33,000	32,980
0.12%, 6/17/14	41,107	41,080
0.10%, 7/1/14	54,000	53,968

FHLMC FRN, 0.17%, 12/5/13 (2)	20,500	20,500
		784,583

Federal National Mortgage Association – 8.5%

FNMA Bonds, 2.50%, 5/15/14	10,000	10,108

FNMA Discount Notes, 0.10%, 12/2/13 (2)	17,936	17,931

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 68.9% (1) – continued

Federal National Mortgage Association – 8.5% – continued
0.11%, 12/2/13	$132,040	$132,039
0.12%, 12/2/13	42,500	42,500
0.08%, 1/2/14	100,000	99,993
0.10%, 1/8/14	20,000	19,998
0.10%, 1/9/14	41,000	40,996
0.13%, 1/27/14	21,000	20,996

FNMA FRN, 0.15%, 12/11/13 (2)	15,000	15,000
0.15%, 12/20/13 (2)	140,150	140,146
0.18%, 12/20/13 (2)	20,281	20,286
		559,993
Total U.S. Government Agencies
(Cost $4,520,612)		4,520,612

U.S. GOVERNMENT OBLIGATIONS – 4.7%

U.S. Treasury Bills – 3.6%

0.02%, 1/2/14	238,000	237,996

U.S. Treasury Notes – 1.1%
1.00%, 1/15/14	33,500	33,534
0.25%, 1/31/14	25,000	25,003
1.75%, 1/31/14	11,500	11,530
		70,067
Total U.S. Government Obligations
(Cost $308,063)		308,063

Investments, at Amortized Cost
($4,828,675)		4,828,675

REPURCHASE AGREEMENTS – 25.6%

Joint Repurchase Agreements – 1.5% (3)

Bank of America Securities LLC, dated 11/29/13, repurchase price $33,334 0.05%, 12/2/13 (2)	33,334	33,334

Morgan Stanley & Co., Inc., dated 11/29/13, repurchase price $33,334 0.06%, 12/2/13 (2)	33,333	33,333

Societe Generale, New York Branch, dated 11/29/13, repurchase price $33,334 0.07%, 12/2/13 (2)	33,333	33,333
		100,000

Repurchase Agreements – 24.1% (4)

Barclays Capital, Inc., dated 10/04/13,repurchase price $170,028 0.10%, 12/3/13 (5)	170,000	170,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO continued	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 25.6% – continued

Repurchase Agreements – 24.1% (4) – continued

BNP Paribas Securities Corp., dated 11/29/13, repurchase price $200,001 0.08%, 12/2/13	$200,000	$200,000

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $23,000 0.07%, 12/2/13	23,000	23,000

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $336,003 0.09%, 12/2/13	336,000	336,000

Federal Reserve Bank of New York, dated 11/29/13, repurchase price $800,003 0.05%, 12/2/13	800,000	800,000

HSBC Securities (USA), Inc., dated 11/29/13, repurchase price $50,000 0.08%, 12/2/13	50,000	50,000
		1,579,000
Total Repurchase Agreements
(Cost $1,679,000)		1,679,000

Total Investments – 99.2%
(Cost $6,507,675) (6)		6,507,675

Other Assets less Liabilities – 0.8%		51,979
NET ASSETS – 100.0%		$6,559,654

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$37,607	2.13% –3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$63,846	0.38% – 2.63%	12/31/13 – 9/30/17

Total	$101,453

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$137,740	0.06% – 2.53%	2/19/14 – 1/30/23
FHLMC	$167,005	0.35% – 8.00%	8/20/14 – 8/1/43
FNMA	$271,256	0.50% – 6.21%	12/4/13 – 11/1/43
GNMA	$31,795	2.50% – 6.00%	12/20/34 – 11/20/43
U.S. Treasury Bills	$17,740	0.10%	5/1/14
U.S. Treasury Bonds	$13,985	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$956,976	0.38% – 3.63%	12/31/13 – 8/15/23

Total	$1,596,497

(5)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(6)	The cost for federal income tax purposes was $ 6,507,675.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Portfolio	$–	$6,507,675	(1)(2)	$–	$6,507,675

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the U.S. Government Portfolio are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the U.S. Government Portfolio as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.3% (1)

Federal Farm Credit Bank – 28.5%

FFCB Bonds, 0.15%, 1/17/14	$33,300	$33,299
0.15%, 2/5/14	32,000	31,998
0.18%, 3/4/14	10,000	10,002
0.17%, 8/8/14	9,000	8,999
0.16%, 11/25/14	10,000	9,997

FFCB Discount Notes, 0.08%, 1/9/14	34,000	33,997
0.08%, 1/14/14	63,500	63,494
0.04%, 1/27/14	38,000	37,996
0.09%, 1/27/14	42,500	42,495
0.06%, 1/28/14	25,000	24,997
0.12%, 1/28/14	8,500	8,499
0.09%, 1/29/14	63,000	62,991
0.04%, 1/30/14	50,000	49,997
0.06%, 1/31/14	25,000	24,997
0.10%, 2/10/14	13,000	12,997
0.07%, 2/18/14	75,000	74,988
0.07%, 2/19/14	50,000	49,992
0.09%, 3/3/14	100,000	99,977
0.09%, 3/4/14	16,000	15,996
0.15%, 3/7/14	21,000	20,992
0.06%, 3/10/14	88,000	87,985
0.09%, 3/17/14	50,000	49,987
0.13%, 4/1/14	41,500	41,482
0.09%, 4/7/14	40,000	39,987
0.07%, 4/10/14	42,000	41,989
0.09%, 4/17/14	40,000	39,986
0.14%, 4/22/14	25,000	24,986
0.10%, 4/28/14	100,000	99,959
0.10%, 5/2/14	10,000	9,996
0.08%, 5/5/14	15,000	14,995
0.11%, 5/6/14	100,000	99,952
0.10%, 5/7/14	40,000	39,979
0.15%, 5/7/14	21,500	21,489
0.15%, 5/9/14	10,500	10,493
0.11%, 5/13/14	20,000	19,990
0.11%, 5/15/14	42,000	41,975
0.15%, 5/15/14	50,000	49,970
0.11%, 5/16/14	100,000	99,949
0.08%, 5/20/14	34,000	33,987
0.11%, 5/22/14	50,000	49,974
0.15%, 5/23/14	40,000	39,971
0.12%, 6/4/14	20,000	19,988

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.3% (1) – continued

Federal Farm Credit Bank – 28.5% – continued
0.10%, 6/16/14	$8,000	$7,995
0.12%, 6/16/14	125,000	124,919
0.13%, 6/25/14	21,000	20,984
0.15%, 7/9/14	8,500	8,492
0.16%, 7/10/14	41,000	40,960
0.11%, 7/15/14	25,000	24,983
0.14%, 7/25/14	19,000	18,983
0.15%, 8/4/14	20,000	19,979
0.15%, 8/11/14	40,000	39,958
0.14%, 8/18/14	25,000	24,975
0.15%, 8/27/14	42,000	41,953
0.15%, 8/28/14	33,000	32,963
0.14%, 9/30/14	18,000	17,979
0.15%, 10/15/14	50,000	49,934

FFCB FRN, 0.14%, 12/1/13 (2)	50,000	49,997
0.15%, 12/1/13 (2)	78,000	77,997
0.14%, 12/2/13 (2)	8,500	8,499
0.17%, 12/2/13 (2)	115,800	115,803
0.19%, 12/2/13 (2)	77,000	77,000
0.23%, 12/2/13 (2)	135,570	135,614
0.25%, 12/2/13 (2)	30,000	30,009
0.27%, 12/2/13 (2)	52,635	52,658
0.30%, 12/2/13 (2)	23,000	23,033
0.32%, 12/2/13 (2)	55,000	55,046
0.34%, 12/2/13 (2)	27,265	27,292
0.40%, 12/2/13 (2)	8,710	8,733
0.15%, 12/3/13 (2)	141,000	140,976
0.17%, 12/3/13 (2)	55,970	55,980
0.12%, 12/4/13 (2)	42,500	42,496
0.15%, 12/4/13 (2)	213,500	213,508
0.12%, 12/6/13 (2)	68,500	68,498
0.14%, 12/6/13 (2)	184,000	183,982
0.15%, 12/6/13 (2)	58,045	58,048
0.14%, 12/8/13 (2)	55,500	55,498
0.12%, 12/9/13 (2)	21,000	20,998
0.14%, 12/9/13 (2)	42,480	42,469
0.13%, 12/11/13 (2)	46,000	46,000
0.14%, 12/11/13 (2)	67,000	66,990
0.13%, 12/12/13 (2)	53,525	53,519
0.14%, 12/13/13 (2)	39,000	39,000
0.20%, 12/13/13 (2)	75,000	75,043
0.15%, 12/14/13 (2)	25,000	25,002
0.15%, 12/15/13 (2)	28,300	28,298

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.3% (1) – continued

Federal Farm Credit Bank – 28.5% – continued
0.17%, 12/15/13 (2)	$28,100	$28,102
0.19%, 12/15/13 (2)	29,115	29,132
0.14%, 12/16/13 (2)	78,000	77,999
0.15%, 12/16/13 (2)	16,400	16,400
0.12%, 12/17/13 (2)	62,500	62,505
0.12%, 12/18/13 (2)	60,500	60,482
0.15%, 12/18/13 (2)	45,500	45,490
0.12%, 12/20/13 (2)	42,500	42,493
0.15%, 12/20/13 (2)	19,000	19,002
0.20%, 12/20/13 (2)	15,000	15,010
0.19%, 12/22/13 (2)	23,428	23,452
0.13%, 12/23/13 (2)	41,500	41,498
0.14%, 12/23/13 (2)	44,000	43,992
0.31%, 12/23/13 (2)	27,000	27,063
0.14%, 12/25/13 (2)	44,500	44,492
0.11%, 12/26/13 (2)	83,000	82,992
0.13%, 12/26/13 (2)	55,500	55,497
0.15%, 12/26/13 (2)	104,700	104,717
0.13%, 12/27/13 (2)	11,050	11,050
0.17%, 12/27/13 (2)	75,130	75,152
0.15%, 12/28/13 (2)	32,720	32,721
		4,990,053

Federal Home Loan Bank – 35.4%

FHLB Bonds, 0.10%, 12/5/13	175,000	175,000
0.18%, 1/7/14	86,500	86,498
0.11%, 1/17/14	49,000	48,999
0.10%, 1/22/14	55,000	54,999
0.09%, 1/24/14	75,500	75,497
0.11%, 1/24/14	62,500	62,498
0.09%, 1/30/14	75,500	75,496
0.09%, 2/5/14	100,000	99,995
0.09%, 3/10/14	106,385	106,389
0.07%, 3/17/14	141,000	140,996
0.06%, 3/20/14	60,000	59,997
0.06%, 4/1/14	116,000	115,990
0.06%, 4/2/14	29,000	28,997
0.27%, 4/3/14	15,000	15,007
0.14%, 4/15/14	62,000	61,995
0.18%, 8/1/14	63,000	62,998
0.18%, 8/5/14	60,500	60,499
0.17%, 8/22/14	31,000	30,997
0.17%, 8/26/14	42,000	41,995

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.3% (1) – continued

Federal Home Loan Bank – 35.4% – continued
0.20%, 8/29/14	$34,500	$34,497
0.17%, 9/12/14	41,000	40,988
0.24%, 10/7/14	40,000	40,000

FHLB Discount Notes, 0.06%, 1/2/14	339,000	338,978
0.07%, 1/2/14	246,000	245,984
0.10%, 1/2/14	21,000	20,999
0.13%, 1/2/14	68,500	68,495
0.16%, 1/2/14	45,000	44,997
0.07%, 1/3/14	58,000	57,996
0.05%, 1/6/14	50,000	49,997
0.03%, 1/10/14	71,000	70,996
0.05%, 1/10/14	344,800	344,781
0.07%, 1/10/14	80,000	79,996
0.14%, 1/14/14	104,685	104,667
0.09%, 1/16/14	254,000	253,972
0.04%, 1/17/14	21,600	21,598
0.07%, 1/17/14	85,000	84,992
0.08%, 1/17/14	119,000	118,989
0.10%, 1/21/14	40,000	39,994
0.06%, 1/22/14	130,000	129,989
0.04%, 1/27/14	85,000	84,995
0.07%, 1/31/14	300,000	299,966
0.07%, 2/3/14	196,860	196,835
0.08%, 2/5/14	50,000	49,993
0.09%, 2/12/14	25,000	24,996
0.09%, 2/14/14	250,000	249,952
0.11%, 2/14/14	115,600	115,578
0.07%, 2/18/14	40,000	39,994
0.09%, 2/19/14	85,000	84,982
0.09%, 3/5/14	40,000	39,991
0.09%, 3/7/14	100,000	99,977
0.16%, 3/10/14	22,000	21,990
0.07%, 3/12/14	74,100	74,085
0.07%, 3/14/14	38,000	37,990
0.12%, 3/14/14	38,500	38,490
0.14%, 4/24/14	3,000	2,998
0.12%, 4/29/14	20,500	20,490
0.12%, 5/16/14	150,000	149,919
0.12%, 5/21/14	30,000	29,983
0.13%, 5/30/14	34,000	33,978
0.17%, 7/1/14	21,000	20,980
0.13%, 7/15/14	21,000	20,983

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.3% (1) – continued

Federal Home Loan Bank – 35.4% – continued
0.15%, 7/21/14	$8,500	$8,492
0.15%, 7/25/14	66,000	65,935
0.15%, 8/1/14	10,000	9,990
0.16%, 8/1/14	21,000	20,978

FHLB FRN, 0.16%, 12/2/13 (2)	50,000	49,997
0.17%, 12/2/13 (2)	80,000	80,000
0.18%, 12/2/13 (2)	60,000	60,000
0.19%, 12/2/13 (2)	60,000	60,000
0.24%, 12/2/13 (2)	76,100	76,099
0.14%, 12/3/13 (2)	5,000	5,000
0.14%, 12/6/13 (2)	55,000	55,000
0.13%, 12/13/13 (2)	91,000	91,000
0.11%, 12/15/13 (2)	34,000	34,000
0.14%, 12/17/13 (2)	25,000	25,001
0.12%, 12/19/13 (2)	84,000	83,991
0.17%, 12/23/13 (2)	40,000	40,000
0.08%, 1/16/14 (2)	86,000	85,997
		6,188,372

Tennessee Valley Authority – 2.4%

TVA Discount Notes, 0.07%, 1/2/14	101,667	101,661
0.14%, 1/9/14	312,000	311,953
		413,614
Total U.S. Government Agencies
(Cost $11,592,039)		11,592,039

U.S. GOVERNMENT OBLIGATIONS – 9.5%

U.S. Treasury Bills – 6.8%
0.02%, 1/2/14	430,000	429,992
0.03%, 1/2/14	200,000	199,996
0.05%, 1/16/14	98,000	97,992
0.07%, 1/16/14	119,000	118,991
0.04%, 1/23/14	211,000	210,986
0.04%, 1/30/14	126,000	125,991
		1,183,948

U.S. Treasury Notes – 2.7%
1.00%, 1/15/14	42,000	42,042
1.75%, 1/31/14	422,500	423,672

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 9.5% – continued

U.S. Treasury Notes – 2.7% – continued
2.38%, 8/31/14	$12,000	$12,198
		477,912
Total U.S. Government Obligations
(Cost $1,661,860)		1,661,860

Investments, at Amortized Cost
(Cost $13,253,899)		13,253,899

REPURCHASE AGREEMENTS – 24.2% (3)

Repurchase Agreements – 24.2%

Bank of America N.A., dated 11/29/13,repurchase price $500,004 0.09%, 12/2/13	500,000	500,000

Bank of Nova Scotia, dated 11/29/13, repurchase price $300,003 0.10%, 12/2/13	300,000	300,000

Bank of Nova Scotia, dated 11/29/13,repurchase price $600,004 0.08%, 12/2/13	600,000	600,000

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $450,003 0.09%, 12/2/13	450,000	450,000

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $650,004 0.08%, 12/2/13	650,000	650,000

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $91,001 0.07%, 12/2/13	91,000	91,000

Credit Suisse Securities, dated 11/29/13,repurchase price $150,001 0.08%, 12/2/13	150,000	150,000

Credit Suisse Securities, dated 11/29/13,repurchase price $500,003 0.07%, 12/2/13	500,000	500,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO continued	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 24.2% (3) – continued

Repurchase Agreements – 24.2% – continued

Federal Reserve Bank of New York, dated 11/29/13, repurchase price $995,004 0.05%, 12/2/13	$995,000	$995,000
		4,236,000
Total Repurchase Agreements
(Cost $4,236,000)		4,236,000

Total Investments – 100.0%
(Cost $17,489,899) (4)		17,489,899

Other Assets less Liabilities – 0.0%		588
NET ASSETS – 100.0%		$17,490,487

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$135,846	2.50% – 5.50%	11/1/23 – 11/1/43
FNMA	$355,498	2.50% – 6.00%	6/1/22 – 8/1/43
GNMA	$694,725	2.50% – 6.00%	7/15/27 –11/15/48
U.S. Treasury Bills	$84,337	0.01% – 0.10%	12/26/13 – 9/18/14
U.S. Treasury Bonds	$724,166	0.10% – 9.88%	2/15/14 – 2/15/43
U.S. Treasury Notes	$1,872,262	0.13% – 4.25%	1/15/14 – 7/15/23
U.S. Treasury Strips	$451,773	0.26% – 2.76%	8/15/15 – 8/15/28
Total	$4,318,607

(4)	The cost for federal income tax purposes was $17,489,899.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurements date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy, as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Portfolio	$–	$17,489,899	(1)	$–	$17,489,899

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6%

Alabama – 0.9%

Mobile Industrial Development Board Adjustable PCR Bonds, 1st Series, Alabama Power Barry Plant, 0.07%, 12/2/13	$15,000	$15,000

Taylor-Ryan Improvement District No. 2 VRDB, Special Assessment, Improvement, (Wells Fargo Bank N.A. LOC), 0.07%, 12/9/13	11,300	11,300

West Jefferson IDB PCR Refunding Bonds, Alabama Power Co. Project, 0.07%, 12/9/13	16,000	16,000
		42,300

Alaska – 0.5%

Eclipse Funding Trust Adjustable Revenue Bonds, Series 2007-0028, Solar Eclipse, (U.S. Bank N.A. LOC), 0.05%, 12/2/13 (1)	23,095	23,095

Arizona – 1.0%

Arizona Board of Regents COPS, Floaters, Series 1918, (Wells Fargo & Co. Gtd.), 0.08%, 12/9/13 (1)(2)	16,965	16,965

BB&T Municipal Trust Revenue VRDB, Series 2003, Floaters, (Branch Banking & Trust Co. LOC), 0.04%, 12/9/13 (1)	9,995	9,995

State of Arizona Unemployment Insurance TRANS, Series B, 1.50%, 5/21/14	16,000	16,099

Tucson Arizona IDA VRDB, Series 2002-A, Housing Family Housing Resource Projects, (FNMA LOC), 0.08%, 12/9/13	6,830	6,830
		49,889

Arkansas – 0.3%

Benton County Arkansas Public Facilities Board College Parking Revenue Refunding VRDB, Series A, Northwest Arkansas Community, (FHLB of Dallas LOC), 0.05%, 12/9/13	6,675	6,675

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Arkansas – 0.3% – continued

Benton County Public Facilities Board Multifamily Housing Revenue Refunding VRDB, Bentonville Apartments, Series A, (FHLMC LOC), 0.08%, 12/9/13	$6,900	$6,900
		13,575

California – 6.8%

BB&T Municipal Trust Various States, G.O., Floaters, Series 2049, (Branch Banking & Trust Co. LOC), 0.08%, 12/9/13 (1)	10,285	10,285

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.04%, 12/9/13	1,900	1,900

California Pollution Control Financing Authority Adjustable Revenue Refunding Bonds, PCR Daily Paper, Pacific Gas & Electric, Series C, (JPMorgan Chase Bank N.A. LOC), 0.04%, 12/2/13	1,300	1,300

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Athens Services Project, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	12,500	12,500

California School Cash Reserve Program Authority Revenue Notes, Senior, Series A, 2.00%, 4/1/14	6,000	6,036

California School Cash Reserve Program Authority Revenue Notes, Senior, Series B, 2.00%, 6/2/14	2,000	2,018

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	35,000	35,305

California State Revenue Notes, Series A-2, 2.00%, 6/23/14	2,500	2,525

California Statewide Communities Development Authority Adjustable COPS, Covenant Retirement Communities, Inc., (JPMorgan Chase Bank N.A. LOC), 0.04%, 12/9/13	500	500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, David Avenue Apartments, Series WW, (FHLMC LOC), 0.07%, 12/9/13	5,300	5,300

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

California – 6.8% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Encanto Homes Apartments, (FHLB of San Francisco LOC), 0.05%, 12/9/13	$8,000	$8,000

California Statewide Communities Development Authority Revenue Bonds, Kaiser Permanente, Series B, (Kaiser Permanente Gtd.), 0.04%, 12/9/13	1,500	1,500

California Statewide Communities Development Authority Revenue VRDB, Lincoln Walk Apartments Project, Series D, (PNC Bank N.A. LOC), 0.06%, 12/9/13	8,950	8,950

City & County of San Francisco California Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC LOC), 0.03%, 12/9/13	15,600	15,600

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.05%, 12/9/13	1,880	1,880

City of Livermore California COPS VRDB, Capital Projects, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	3,245	3,245

City of Oceanside California Multifamily Housing Revenue VRDB, Shadow Way, Non AMT, (FHLMC LOC), 0.04%, 12/9/13	2,350	2,350

City of Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Mellon LOC), 0.05%, 12/9/13	10,685	10,685

Daly City Housing Development Finance Agency Multifamily Revenue Refunding VRDB, Serramonte Del Ray, Series A, (FNMA LOC), 0.05%, 12/9/13	8,730	8,730

Deutsche Bank Spears/Lifers Trust Spears Revenue Bonds, Series DB-484, (Deutsche Bank A.G. Gtd.), 0.08%, 12/9/13 (1)	20,805	20,805

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

California – 6.8% – continued

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-461, (Deutsche Bank A.G. Gtd.), 0.08%, 12/9/13 (1)	$315	$315

Irvine Ranch Water District VRDB, Special Assessment, Districts Numbers 140-240- 105-250, (Bank of New York Mellon LOC), 0.03%, 12/2/13	700	700

Los Angeles County Schools Pooled Financing Program TRANS, Series C-7, 2.00%, 12/31/13	5,000	5,006

Los Angeles County Schools Pooled Financing Program TRANS, Series C-8, 2.00%, 1/31/14	26,000	26,071

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.04%, 12/9/13	5,750	5,750

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.04%, 12/9/13	12,500	12,500

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (Union Bank N.A. LOC), 0.04%, 12/9/13	10,000	10,000

Sacramento County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Series A, Bent Tree Apartments, (FNMA LOC), 0.05%, 12/9/13	6,610	6,610

Sacramento County California Multifamily Housing Revenue VRDB, Series B, River Pointe Apartments, (FNMA LOC), 0.05%, 12/9/13	3,000	3,000

San Diego County Regional Transportation Commission Revenue VRDB, Limited Tax, Series B, 0.06%, 12/9/13	5,000	5,000

San Diego Unified School District G.O. Limited TRANS, Series A-1, 2.00%, 1/31/14	7,000	7,021

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

California – 6.8% – continued

San Francisco City & County California Redevelopment Agency Revenue Bonds, Series C, 3rd Mission, (FNMA LOC), 0.04%, 12/9/13	$16,100	$16,100

State of California G.O., Series A-3, (Bank of Montreal LOC), 0.04%, 12/2/13	33,600	33,600

Sunnyvale COPS Refunding VRDB, Government Center Site, Series A, (Union Bank N.A. LOC), 0.05%, 12/9/13 (1)	11,475	11,475

University of California Municipal CP VRDB, 0.03%, 12/9/13	23,000	23,000
		325,562

Colorado – 4.2%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run, (FHLMC LOC), 0.04%, 12/9/13	400	400

Castle Pines North Finance Corp. Colorado COPS VRDB, Series F, (Wells Fargo Bank N.A. LOC), 0.10%, 12/9/13 (1)(2)	8,935	8,935

City of Colorado Springs Utilities System Revenue VRDB, System Improvement, Series A, 0.05%, 12/9/13	12,015	12,015

Colorado Educational & Cultural Facilities Authority Adjustable Revenue Bonds, Mesivta Greater L.A., (Deutsche Bank A.G. LOC), 0.06%, 12/9/13	4,195	4,195

Colorado Educational & Cultural Facilities Authority Revenue Bonds, Linfield Christian School Project, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	23,775	23,775

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	5,805	5,805

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Colorado – 4.2% – continued

Colorado Health Facilities Authority Adjustable Revenue Bonds, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	$1,945	$1,945

Colorado Health Facilities Authority Revenue VRDB, Fraiser Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	24,000	24,000

Colorado Health Facilities Authority Revenue VRDB, Senior Living Facilities Eaton Terrace, Series A, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	7,180	7,180

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor, (U.S. Bank N.A. LOC), 0.09%, 12/9/13	6,305	6,305

Colorado Housing & Finance Authority Revenue Bonds, SFM, Series B-3, 0.06%, 12/9/13	7,750	7,750

Colorado Housing & Finance Authority Revenue Bonds, SFM, Series C-3 (AMT), 0.07%, 12/9/13	14,800	14,800

Colorado Multifamily Housing & Finance Authority Revenue Bonds, Class I-A2 (AMT), 0.08%, 12/9/13	10,785	10,785

Colorado Springs Utilities Revenue Refunding VRDB, 0.05%, 12/9/13	8,600	8,600

Colorado State Housing Finance Authority SFM Revenue VRDB, (AMT), 0.08%, 12/9/13	28,610	28,610

Deutsche Bank Spears/Lifers Trust Goldman Sachs Revenue Bonds, Series DB-467, (Deutsche Bank A.G. Gtd.), 0.10%, 12/9/13 (1)	18,100	18,100

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Series C-11, in CO, (Royal Bank of Canada LOC), 2.06%, 12/9/13	17,580	17,580
		200,780

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Connecticut – 0.1%

Connecticut State Development Authority Revenue Refunding VRDB, Bradley Airport Hotel Project, (TD Bank N.A. LOC), 0.05%, 12/9/13	$4,100	$4,100

Delaware – 0.0%

Delaware State EDA Revenue VRDB, Peninsula United, Series A, (PNC Bank N.A. LOC), 0.05%, 12/2/13	65	65

District of Columbia – 1.4%

District of Columbia G.O., ROCS-RR-II-R- 11180WF, (Wells Fargo & Co. Gtd.), 0.07%, 12/9/13 (1)	16,455	16,455

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation, 0.15%, 12/9/13	4,700	4,700

District of Columbia Revenue VRDB, Series 2007, DC Preparatory Academy, (Manufacturers & Traders Trust Co. LOC), 0.10%, 12/9/13	8,430	8,430

District of Columbia University Revenue VRDB, Series B-1, Georgetown University, (JPMorgan Chase Bank N.A. LOC), 0.04%, 12/9/13	16,350	16,350

District of Columbia University Revenue VRDB, Series C-1, Georgetown University, (JPMorgan Chase Bank N.A. LOC), 0.04%, 12/9/13	21,500	21,500
		67,435

Florida – 6.4%

Brevard County Health Facilities Authority Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	5,345	5,345

Broward County Florida Educational Facilities Authority Revenue VRDB, City College Project, (Citibank N.A. LOC), 0.06%, 12/9/13	9,215	9,215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Florida – 6.4% – continued

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation, (FNMA LOC), 0.05%, 12/9/13	$27,270	$27,270

Deutsche Bank Spears/Lifers Trust Adjustable Revenue Bonds, Series DBE 1156, (Deutsche Bank A.G. Gtd.), 0.11%, 12/9/13 (1)	13,740	13,740

Deutsche Bank Spears/Lifers Trust Goldman Sachs Revenue Bonds, DBE-492, (Deutsche Bank A.G. Gtd.), 0.08%, 12/9/13 (1)	9,378	9,378

Deutsche Bank Spears/Lifers Trust Goldman Sachs Revenue Bonds, Series DB-478, (Deutsche Bank A.G. Gtd.), 0.10%, 12/9/13 (1)	59,490	59,490

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Adjustable Revenue Bonds, Series DB-459, (Deutsche Bank A.G. Gtd.), 0.10%, 12/9/13 (1)	16,000	16,000

Eclipse Funding Trust Adjustable Revenue Bonds, Series 2006-0103, Solar Eclipse, (U.S. Bank N.A. LOC), 0.05%, 12/9/13 (1)	12,855	12,855

Florida Housing Finance Corp. Multifamily Mortgage Revenue VRDB, Series 2008-L, Hudson Ridge Apartments, (FHLB of San Francisco LOC), 0.05%, 12/9/13	6,955	6,955

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Lee Vista Apartments, (FHLMC LOC), 0.05%, 12/9/13	16,010	16,010

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series 2004, Mortgage, Maitland Apartments, (FHLMC LOC), 0.05%, 12/9/13	17,775	17,775

Florida Multifamily Housing Finance Corp. Revenue Refunding Bonds, Mortgage, Cypress Lake Apartments, Series M-1, (FHLMC LOC), 0.04%, 12/9/13	3,100	3,100

JEA Variable Rate Demand Obligations, 0.11%, 12/5/13	25,000	25,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Florida – 6.4% – continued

JEA Water & Sewer System Revenue VRDB, Subseries A-1, 0.05%, 12/2/13	$40,550	$40,550

Lee County Florida HFA Multifamily Housing Revenue Refunding Bonds VRDB, Series 1995-A, Forestwood Apartments Project, (FNMA LOC), 0.07%, 12/9/13	11,485	11,485

Miami-Dade County Florida Special Obligation Revenue VRDB, Series B, Juvenile Courthouse, (TD Bank N.A. LOC), 0.04%, 12/9/13	10,000	10,000

Orange County Multifamily Housing Finance Authority Revenue VRDB, Marbella Cove, Series B, (FHLB of San Francisco LOC), 0.14%, 12/9/13	4,185	4,185

State of Florida Board of Public Education G.O. Eagle-720050054-Class A, 0.05%, 12/9/13 (1)	10,000	10,000

Volusia County Florida HFA Multifamily Housing Revenue Refunding VRDB, Series 2002, Anatole Apartments, (FNMA LOC), 0.05%, 12/9/13	5,045	5,045

Volusia County Florida IDA Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	255	255
		303,653

Georgia – 2.0%

Athens Housing Authority Multi Family Housing Adjustable Revenue Bonds, Rural Development Apartment Projects, (U.S. Treasury Escrowed), 0.35%, 8/1/14	20,000	20,000

Bacon Georgia IDA Revenue Bonds, D L Lee & Sons, Inc. Project, (Branch Banking & Trust Co. LOC), 0.13%, 12/9/13	5,185	5,185

BB&T Municipal Trust Revenue VRDB, Floaters Series 2024, (Branch Banking & Trust Co. LOC), 0.08%, 12/9/13 (1)	10,250	10,250

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Georgia – 2.0% – continued

Cobb County Georgia Development Authority Revenue VRDB, Series 2009, North Cobb Christian School, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	$11,275	$11,275

Cobb County Georgia Housing Authority Multifamily Housing Revenue Refunding VRDB, Series 1999, Cobb-Six Flags Association, (FHLMC LOC), 0.05%, 12/9/13	5,390	5,390

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.06%, 12/9/13	11,700	11,700

DeKalb County Multifamily Housing Authority Revenue VRDB, Crow Wood Arbor Association, (FHLMC LOC), 0.05%, 12/9/13	7,130	7,130

East Point Housing Authority Multi Family Housing Revenue VRDB, Robins Creste Apartments Project, (FHLMC LOC), 0.11%, 12/9/13	700	700

Gainesville & Hall County Development Authority Revenue VRDB, Senior Living Facility, Lanier Village, Series B, (TD Bank N.A. LOC), 0.04%, 12/2/13	5,000	5,000

Marietta Georgia Housing Authority Multifamily Revenue Refunding VRDB, Housing Wood Glen, (FHLMC LOC), 0.05%, 12/9/13	6,665	6,665

Marietta Housing Authority Adjustable Revenue Refunding Bonds, Wood Knoll, (FHLMC LOC), 0.05%, 12/9/13	7,500	7,500

Roswell Georgia Housing Authority Multifamily Revenue Refunding VRDB, Series 1994, Housing Wood Crossing Project, (FHLMC LOC), 0.05%, 12/9/13	5,900	5,900
		96,695

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Hawaii – 0.1%

Eclipse Funding Trust G.O. VRDB, Solar Eclipse, Honolulu, (U.S. Bank N.A. LOC), 0.05%, 12/9/13 (1)	$4,135	$4,135

Hawaii State Housing Finance & Development Corp. Multifamily Revenue VRDB, Series 2008, Housing Lokahi Kau, (FHLMC LOC), 0.05%, 12/9/13	3,075	3,075
		7,210

Idaho – 0.8%

Idaho State G.O. Unlimited TANS, 2.00%, 6/30/14	40,000	40,417

Illinois – 6.4%

Aurora Illinois Revenue VRDB, Series 2003, Counseling Center of Fox Valley Project, (BMO Harris Bank N.A. LOC), 0.09%, 12/9/13	3,210	3,210

Bridgeview Illinois G.O. Refunding VRDB, Series C, (BMO Harris Bank N.A. LOC), 0.07%, 12/9/13	17,500	17,500

Chicago Illinois Board of Education G.O. VRDB, Series B, (Wells Fargo Bank N.A. LOC), 0.05%, 12/9/13	8,400	8,400

Chicago Illinois O’Hare International Airport Revenue VRDB Spears, Series DBE 1056X (Deutsche Bank A.G. Gtd.), 0.10%, 12/9/13 (1)	10,000	10,000

Chicago Illinois State Multifamily Housing Development Finance Authority Revenue VRDB, West Chicago Senior Apartments, (Citibank N.A. LOC), 0.09%, 12/9/13	6,700	6,700

City of Chicago Illinois G.O. Refunding VRDB, Project Series D-1, (Bank of Montreal LOC), 0.06%, 12/2/13	8,485	8,485

City of Chicago Illinois, G.O. VRDB, Neighborhoods Alive 21, Series B-4, (Bank of New York Mellon LOC), 0.05%, 12/2/13	6,470	6,470

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DB-476, (Deutsche Bank A.G. Gtd.), 0.08%, 12/9/13 (1)	12,660	12,660

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Illinois – 6.4% – continued

Illinois Development Finance Authority Revenue VRDB, BAPS, Inc. Project, (Comerica Bank LOC), 0.07%, 12/9/13	$7,335	$7,335

Illinois Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.06%, 12/2/13	7,095	7,095

Illinois Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project, (BMO Harris Bank N.A. LOC), 0.07%, 12/9/13	6,030	6,030

Illinois Development Financial Authority Revenue VRDB, Series 2003, Jewish Council Youth Services, (BMO Harris Bank N.A. LOC), 0.09%, 12/9/13	1,305	1,305

Illinois Educational Facilities Authority Revenue VRDB, Series 2003-B, Augustana College, (BMO Harris Bank N.A. LOC), 0.05%, 12/9/13	5,890	5,890

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago, 0.23%, 3/13/14	10,000	10,000

Illinois Educational Facilities Authority Revenue VRDB, The Adler Planetarium, (PNC Bank N.A. LOC), 0.06%, 12/9/13	7,500	7,500

Illinois Finance Authority Development Revenue VRDB, John Hofmeister & Son, (BMO Harris Bank N.A. LOC), 0.16%, 12/9/13	3,000	3,000

Illinois Finance Authority Multifamily Revenue VRDB, Series 2005, Housing Villagebrook Apartments Project, (FHLMC LOC), 0.07%, 12/9/13	4,800	4,800

Illinois Finance Authority Revenue Bonds, Loyola Academy, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	5,000	5,000

Illinois Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	11,195	11,195

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Illinois – 6.4% – continued

Illinois Finance Authority Revenue VRDB, Literature Research Institute, (JPMorgan Chase Bank N.A. LOC), 0.20%, 12/9/13	$5,300	$5,300

Illinois Finance Authority Revenue VRDB, Series 2007, North American Spine Society, (BMO Harris Bank N.A. LOC), 0.07%, 12/9/13	8,860	8,860

Illinois Finance Authority Revenue VRDB, Series 2009-C, OSF Healthcare System, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	5,000	5,000

Illinois Finance Authority Revenue VRDB, Series D, Carle Foundation, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/9/13	14,600	14,600

Illinois Multifamily Housing Development Authority Revenue VRDB, Alden Gardens Bloomingdale, (BMO Harris Bank N.A. LOC), 0.07%, 12/9/13	2,220	2,220

Illinois Municipal Electric Agency Power Supply Revenue Bonds, ROCS RR-II-R-11185WF, (Wells Fargo & Co. Insured), 0.08%, 12/9/13 (1)	16,105	16,105

Illinois State Finance Authority Adjustable Revenue Bonds, Northwestern University, Subseries A, 0.37%, 3/3/14	600	600

Illinois State Finance Authority Multifamily Housing Revenue VRDB, Autumn Ridge Apartments, Series A, (FHLMC LOC), 0.05%, 12/9/13	4,820	4,820

Illinois State Finance Authority Revenue VRDB, WBEZ Alliance, Inc. Project, (BMO Harris Bank N.A. LOC), 0.06%, 12/9/13	22,000	22,000

Illinois State Toll Highway Authority Revenue VRDB, Senior Priority, Series A-2A, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.05%, 12/9/13	15,000	15,000

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-2D, (Wells Fargo Bank N.A. LOC), 0.05%, 12/9/13	12,500	12,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Illinois – 6.4% – continued

Southwestern Illinois Development Authority Revenue VRDB, Arizon Co., Inc. Project, (FHLB of Des Moines LOC), 0.09%, 12/9/13	$1,800	$1,800

State of Illinois G.O. Unlimited VRDB, Series B-3, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	23,000	23,000

State of Illinois G.O. Unlimited VRDB, Series B-4, (State Street Bank & Trust Co. LOC), 0.06%, 12/9/13	3,000	3,000

State of Illinois G.O. Unlimited VRDB, Series B-5, (Royal Bank of Canada LOC), 0.06%, 12/9/13	17,000	17,000

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities Systems, 0.06%, 12/9/13	11,380	11,380
		305,760

Indiana – 1.4%

Eclipse Funding Trust Adjustable Revenue Bonds, Series 2007-0052, Solar Eclipse, (U.S. Bank N.A. LOC), 0.05%, 12/2/13 (1)	12,285	12,285

Elkhart County Indiana Multifamily Revenue VRDB, Series 2008 II-A, Housing Ashton Pines Apartments, (FHLB of Indianapolis LOC), 0.05%, 12/9/13	8,000	8,000

Indiana State Development Finance Authority Economic Development Revenue VRDB, Series 2003, Young Men’s Christian Association, (Wells Fargo Bank N.A. LOC), 0.15%, 12/9/13	2,300	2,300

Indiana State Finance Authority Revenue VRDB, Educational Facilities, Depauw University Project, Series B, (PNC Bank N.A. LOC), 0.04%, 12/9/13	8,040	8,040

Indiana State Health & Educational Facilities Financing Authority Hospital Adjustable Revenue Bonds, Howard Regional Health System Project, Series B, (BMO Harris Bank N.A. LOC), 0.05%, 12/2/13	10,145	10,145

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Indiana – 1.4% – continued

Lawrenceburg Indiana PCR Refunding Bonds, Series 2008-H, Indiana Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.06%, 12/9/13	$6,000	$6,000

Lawrenceburg PCR Refunding VRDB, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.04%, 12/9/13	10,000	10,000

RBC Municipal Products, Inc. Revenue Bonds, Series E-23, (Royal Bank of Canada LOC), 0.06%, 12/9/13 (1)	8,500	8,500
		65,270

Iowa – 2.7%

City of Hills Iowa Health Facilities Revenue VRDB, Mercy Hospital Project, (U.S. Bank N.A. LOC), 0.06%, 12/2/13	29,255	29,255

Iowa Finance Authority Community Revenue VRDB, Series B, Wesley Retirement Services, (Bank of America N.A. LOC), 0.07%, 12/9/13	22,510	22,510

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	6,100	6,100

Iowa Finance Authority Midwestern Disaster Area Revenue VRDB, Archer Daniels Midland, 0.07%, 12/9/13	21,300	21,300

Iowa Finance Authority Revenue VRDB, Wesley Retirement Services, (Bank of America N.A. LOC), 0.07%, 12/9/13	7,870	7,870

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College Facilities, Loras, (Bank of America N.A. LOC), 0.05%, 12/2/13	8,195	8,195

Iowa State Finance Authority Midwestern Disaster Area Revenue VRDB, Archer Daniels Midland, 0.05%, 12/9/13	23,900	23,900

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Iowa – 2.7% – continued

Iowa State Higher Education Loan Authority Revenue VRDB, Private College-St. Ambros, (U.S. Bank N.A. LOC), 0.05%, 12/2/13	$7,750	$7,750
		126,880

Kansas – 1.2%

Kansas State Development Finance Authority Multifamily Housing Revenue VRDB, Series B, Boulevard Apartments, (U.S. Bank N.A. LOC), 0.08%, 12/9/13	23,000	23,000

Kansas State Development Finance Authority Multifamily Revenue Refunding VRDB, Housing Chesapeake Apartments Project, (FHLMC LOC), 0.05%, 12/9/13	16,000	16,000

Olathe Kansas Multifamily Housing Refunding VRDB, Jefferson Place Apartments Project, (FHLMC LOC), 0.05%, 12/9/13	7,780	7,780

Olathe Kansas Multifamily Housing Revenue Refunding VRDB, Jefferson Place Apartments Project, (FHLMC LOC), 0.11%, 12/9/13	2,485	2,485

University of Kansas Hospital Authority Health Facilities Revenue VRDB, KU Health System, (U.S. Bank N.A. LOC), 0.06%, 12/2/13	9,000	9,000
		58,265

Kentucky – 1.4%

Boone County Kentucky Revenue Refunding VRDB, Duke Energy, (Sumitomo Mitsui Banking Corp. LOC), 0.05%, 12/9/13	14,220	14,220

City of Fort Mitchell Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, Series A, (U.S. Bank N.A. LOC), 0.06%, 12/9/13	5,300	5,300

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Kentucky – 1.4% – continued

Kentucky Economic Development Financial Authority Education Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp., (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	$17,200	$17,200

Kentucky State Housing Corp. Conduit Multifamily Mortgage Revenue VRDB, Series A, Overlook Terraces Apartments, (FNMA LOC), 0.07%, 12/9/13	10,000	10,000

Louisville/Jefferson County Metropolitan Government Health System Revenue VRDB, Norton Healthcare, Inc., (PNC Bank N.A. LOC), 0.05%, 12/9/13	8,000	8,000

Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.06%, 12/9/13 (1)(2)	6,913	6,913

Williamstown Kentucky League of Cities Revenue VRDB, Funding Trust Lease, Series B, (U.S. Bank N.A. LOC), 0.06%, 12/9/13	3,395	3,395
		65,028

Louisiana – 1.9%

Ascension Parish Louisiana IDB, Inc. Revenue VRDB, IMTT-Geismar, (FHLB of Atlanta LOC), 0.06%, 12/9/13	17,000	17,000

Eclipse Funding Trust Adjustable Revenue Bonds, Series 2007-0059, Solar Eclipse, (U.S. Bank N.A. LOC), 0.05%, 12/2/13 (1)	2,095	2,095

Louisiana Local Government Environmental Facilities & Community Authority Revenue VRDB, Series B, Nicholls State University, (FHLB of Atlanta LOC), 0.20%, 12/9/13	12,380	12,380

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue VRDB, Go To The Show, Series A, (FHLB of Dallas LOC), 0.05%, 12/9/13	5,305	5,305

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Louisiana – 1.9% – continued

Louisiana Local Government Environmental Facilities & Community VRDB, Series B, (FHLB of Dallas LOC), 0.05%, 12/9/13	$10,635	$10,635

Louisiana Public Facilities Authority Multifamily Housing Revenue Refunding VRDB, Linlake Ventures Project, (FHLMC LOC), 0.04%, 12/9/13	8,000	8,000

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multifamily, (FNMA LOC), 0.07%, 12/9/13	8,900	8,900

Louisiana State Public Facilities Authority Revenue VRDB, Tiger Athletic, (FHLB of Atlanta LOC), 0.05%, 12/9/13	16,200	16,200

Port New Orleans Louisiana Board of Commerce Revenue Refunding VRDB, (FHLB of Dallas LOC), 0.05%, 12/9/13	8,800	8,800
		89,315

Maryland – 2.0%

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Mercey Ridge, (Manufacturers & Traders Trust Co. LOC), 0.05%, 12/9/13	12,970	12,970

Maryland Housing and Community Development Administration Revenue VRDB, Residential, Series F, (PNC Bank N.A. LOC), 0.05%, 12/9/13	14,870	14,870

Maryland State Community Development Administration Department Housing & Community Development Revenue VRDB, Series G, Multifamily Housing, Kirkwood, (FHLMC LOC), 0.05%, 12/9/13	8,000	8,000

Maryland State Industrial Development Financing Authority Economic Development Revenue VRDB, Foodswing Project, (Bank of Montreal LOC), 0.12%, 12/9/13	7,300	7,300

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Maryland – 2.0% – continued

Maryland State Transportation Authority Passenger Facility Charge Revenue VRDB, Series C (AMT), Qualified Airport, (Wells Fargo Bank N.A. LOC), 0.07%, 12/9/13	$20,400	$20,400

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project, (Manufacturers & Traders Trust Co. LOC), 0.07%, 12/9/13	30,665	30,665
		94,205

Massachusetts – 0.9%

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DB-658, (Assured Guaranty Corp. Insured), 0.08%, 12/9/13 (1)	16,753	16,753

Massachusetts Health & Educational Facilities Authority Revenue VRDB, Childrens Hospital, Series N-4, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/2/13	13,800	13,800

Massachusetts State Development Finance Agency Multifamily Housing Revenue Refunding VRDB, Kensington Project, (FNMA LOC), 0.09%, 12/9/13	14,250	14,250
		44,803

Michigan – 3.3%

Ann Arbor Michigan Economic Development Corp. Revenue Refunding VRDB, Series B, Glacier Hills Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	960	960

Ann Arbor Michigan Economic Development Corp. Revenue VRDB, Series A, Glacier Hills, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	4,390	4,390

Jackson County Economic Development Corp. Revenue Refunding VRDB, Series A, Vista Grande Villa, (Bank of America N.A. LOC), 0.07%, 12/2/13	2,000	2,000

Michigan Finance Authority Refunding VRDB, Student Loan, Series 22-A, (State Street Bank & Trust Co. LOC), 0.06%, 12/9/13	28,000	28,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Michigan – 3.3% – continued

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Limited Obligation, Hope College Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	$7,100	$7,100

Michigan Higher Education Facilities Authority Revenue VRDB, Limited Obligation, Cleary University Project, (Comerica Bank LOC), 0.06%, 12/9/13	4,655	4,655

Michigan State Hospital Finance Authority Revenue VRDB, Holland Community Hospital, Series B, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/9/13	6,990	6,990

Michigan State Housing Development Authority Revenue VRDB, Series B (AMT), 0.07%, 12/9/13	25,000	25,000

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/9/13	17,000	17,000

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Kroger Co. Recovery Zone, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.05%, 12/9/13	9,500	9,500

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2003, YMCA Metropolitan Detroit Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	2,195	2,195

Michigan State University Revenue VRDB, 0.05%, 12/9/13	5,000	5,000

Oakland County Michigan Economic Development Corp. Revenue VRDB, Marian High School, Inc. Project, (Comerica Bank LOC), 0.06%, 12/9/13	6,885	6,885

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series L-34, (Royal Bank of Canada LOC), 0.09%, 12/9/13 (1)	36,545	36,545
		156,220

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Minnesota – 1.8%

Coon Rapids Minnesota IDR VRDB, Kurt Manufacturing Project, (U.S. Bank N.A. LOC), 0.07%, 12/9/13	$4,870	$4,870

Deutsche Bank Spears/Lifers Trust Adjustable Revenue Bonds, Series DBE-1213, (Deutsche Bank A.G. LOC), 0.15%, 12/9/13 (1)	22,320	22,320

Minnesota Office of Higher Education Revenue VRDB, Series B, Supplemental Student, (State Street Bank & Trust Co. LOC), 0.05%, 12/9/13	17,000	17,000

Minnesota School Districts Capital Equipment Borrowing Program Tax & Aid Anticipation COPS, Series A, 2.00%, 9/16/14	7,500	7,605

Oak Park Heights Minnesota Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing, (FHLMC LOC), 0.05%, 12/9/13	6,860	6,860

Owatonna Minnesota Housing Revenue Refunding VRDB, Series 2003-A, Second Century, (FHLB of Des Moines LOC), 0.08%, 12/9/13	2,840	2,840

Rochester Minnesota G.O. VRDB, Series 2007-B, Waste Water, 0.05%, 12/9/13	5,800	5,800

Roseville Minnesota Senior Housing Revenue Refunding VRDB, Series 2009, Eaglecrest Project, (FHLMC LOC), 0.05%, 12/9/13	5,925	5,925

St. Cloud Health Care Revenue Refunding VRDB, Cenracare Health, Series A, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	10,790	10,790

St. Paul Minnesota Port Authority District Heating Revenue Refunding VRDB, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	4,310	4,310
		88,320

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Mississippi – 0.4%

Mississippi Business Finance Corp. Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series B, (Chevron Corp. Gtd.), 0.05%, 12/9/13	$1,000	$1,000

Mississippi Business Finance Corp. Revenue Refunding VRDB, Jackson Heart Realty, (FHLB of Dallas LOC), 0.07%, 12/9/13	4,765	4,765

Mississippi Business Finance Corp. Revenue VRDB, Series A, CPX Gulfport OPAG LLC, (Wells Fargo Bank N.A. LOC), 0.05%, 12/9/13	12,935	12,935
		18,700

Missouri – 0.7%

Independence Missouri IDA Multifamily Housing Revenue Refunding VRDB, Series B, The Mansions Project, (FHLMC LOC), 0.05%, 12/9/13	14,240	14,240

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Series B, Willow Creek Level Apartments, (FNMA LOC), 0.07%, 12/9/13	6,995	6,995

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC), 0.05%, 12/9/13	4,000	4,000

St. Charles County Missouri IDA Revenue VRDB, Series 2006, Trinity Manufacturing Project, (FHLB of Des Moines LOC), 0.05%, 12/9/13	7,180	7,180
		32,415

Nevada – 0.8%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	13,100	13,100

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	4,800	4,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Nevada – 0.8% – continued

County of Clark Nevada Airport System Revenue VRDB, Sub Lien, Series A-2 (AMT), (State Street Bank & Trust Co. LOC), 0.03%, 12/9/13	$6,000	$6,000

Nevada Housing Division VRDB, Multifamily Unit Housing Revenue Project, (Wells Fargo Bank N.A. LOC), 0.20%, 12/9/13	5,170	5,170

Nevada State Housing Revenue VRDB, Vista Creek Apartments, (FHLB LOC), 0.06%, 12/9/13	11,415	11,415
		40,485

New Jersey – 1.2%

BB&T Municipal Trust Revenue Bonds, Series 2047, (Branch Banking & Trust Co. LOC), 0.07%, 12/9/13 (1)	13,640	13,640

Deutsche Bank Spears/Lifers Trust Goldman Sachs Revenue Bonds, Series DB-449, (Deutsche Bank A.G. Gtd.), 0.08%, 12/9/13 (1)	10,750	10,750

Rib Floater Trust Adjustable G.O. Unlimited Bonds, Series 14, (Barclays Bank PLC LOC), 0.11%, 12/9/13 (1)	32,000	32,000
		56,390

New Mexico – 0.2%

New Mexico Mortgage Finance Authority Multifamily Housing Revenue VRDB, Series A, Villas San Ignacio, (FHLMC LOC), 0.05%, 12/9/13	8,000	8,000

New York – 6.6%

City of New York Adjustable G.O. Unlimited Bonds, Series D-5, (PNC Bank N.A. LOC), 0.05%, 12/2/13	5,000	5,000

City of New York Adjustable G.O. Unlimited Bonds, Subseries A-4, (BMO Harris Bank N.A. LOC), 0.05%, 12/9/13	14,000	14,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

New York – 6.6% – continued

Monroe County New York Industrial Development Corp. Revenue VRDB, St. Ann’s Nursing Home, (HSBC Bank USA N.A. LOC), 0.07%, 12/9/13	$2,260	$2,260

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, 2nd General Resolution, 0.05%, 12/2/13	28,800	28,800
0.05%, 12/2/13	4,230	4,230

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, 2nd Generation, Series AA-1, 0.05%, 12/2/13	25,350	25,350

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Fiscal, Subseries B-3, 0.05%, 12/2/13	22,235	22,235

New York City New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.10%, 12/9/13 (1)(2)	2,500	2,500

New York City New York IDA Civic Facility Revenue VRDB, Series 2007, Ateret Torah Center Project, (Wells Fargo Bank N.A. LOC), 0.04%, 12/9/13	11,710	11,710

New York City Trust for Cultural Resources Revenue Refunding VRDB, Lincoln Center, Series A-1, (JPMorgan Chase Bank N.A. LOC), 0.05%, 12/2/13	17,000	17,000

New York Liberty Development Corp. Revenue Refunding VRDB, 3 World Trade Center, Series A, (U.S. Treasury Escrowed), 0.23%, 3/19/14	95,000	95,000

New York Power Authority G.O., Consented, 0.15%, 3/1/14	16,980	16,980

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, Rochester Friendly Home, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/9/13	9,800	9,800

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

New York – 6.6% – continued

New York State Housing Finance Agency Revenue VRDB, Series A, Riverside Center 2, (Bank of America N.A. LOC), 0.05%, 12/9/13	$3,000	$3,000

New York State Housing Finance Agency Revenue VRDB, Series A, Riverside Center, (Bank of America N.A. LOC), 0.05%, 12/9/13	24,700	24,700

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-33, (Invesco VK Trust for Investment Grade New York Municipals Escrowed), 0.25%, 12/9/13 (1)	7,000	7,000

Triborough New York Bridge & Tunnel Authority Revenue VRDB, Series A-3, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	17,680	17,680

Warren & Washington Counties New York IDA Civic Facility Revenue VRDB, Series 2000, Glen At Highland Meadows Project, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/9/13	9,830	9,830
		317,075

North Carolina – 3.2%

Charlotte North Carolina Airport Revenue VRDB, Series 2010-C, Charlotte Douglas Project, (Wells Fargo Bank N.A. LOC), 0.05%, 12/9/13	4,400	4,400

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue VRDB, Carolinas, Series E, (TD Bank N.A. LOC), 0.04%, 12/9/13	8,000	8,000

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue VRDB, Series C, Carolinas Healthcare, (U.S. Bank N.A. LOC), 0.05%, 12/2/13	13,535	13,535

City of Charlotte North Carolina, Municipal Interest Bearing CP, Series 2009, 0.18%, 2/14/14	10,290	10,290

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

North Carolina – 3.2% – continued

Cleveland County North Carolina Industrial Facilities Pollution Control Financing Authority Revenue VRDB, Cleveland County Family YMCA, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	$9,870	$9,870

Forsyth County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	10,760	10,760

Greensboro North Carolina G.O. VRDB, Street Improvement, 0.06%, 12/9/13	10,000	10,000

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2007, High Point University Project, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	8,450	8,450

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2008, High Point University Project, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	14,925	14,925

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	10,170	10,170

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services For Aging, (Branch Banking & Trust Co. LOC), 0.05%, 12/9/13	7,855	7,855

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.06%, 12/9/13 (1)	18,400	18,400

Winston-Salem North Carolina Water & Sewer System Revenue Refunding VRDB, Series C, 0.06%, 12/9/13	14,325	14,325

Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series 2002-B, 0.06%, 12/9/13	13,700	13,700
		154,680

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Ohio – 1.0%

County of Franklin Ohio Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.05%, 12/9/13	$1,250	$1,250

Grove City Multifamily Housing Revenue VRDB, Mortgage, Regency Arms Apartments, (FNMA LOC), 0.08%, 12/9/13	9,520	9,520

Lancaster Port Authority Ohio Gas Revenue VRDB, Series 2008, 0.05%, 12/9/13	22,140	22,140

Ohio Higher Educational Facility Commission Revenue VRDB, Antioch University, (PNC Bank N.A. LOC), 0.06%, 12/9/13	10,280	10,280

Ross County Ohio Revenue VRDB, Adena Health System, (PNC Bank N.A. LOC), 0.05%, 12/9/13	4,430	4,430
		47,620

Oregon – 2.3%

Clackamas County Oregon Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health Systems, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	15,700	15,700

Oregon Health & Science University Revenue VRDB, Series B-2, (Union Bank N.A. LOC), 0.05%, 12/9/13	16,000	16,000

Oregon Health & Science University Revenue VRDB, Series C, (U.S. Bank N.A. LOC), 0.05%, 12/2/13	4,600	4,600

Oregon State Economic Development Revenue VRDB, Series 181, Metal Slitters, (U.S. Bank N.A. LOC), 0.07%, 12/9/13	4,210	4,210

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing, (FNMA LOC), 0.07%, 12/9/13	7,745	7,745

Oregon State G.O. Limited TANS, Series A, 1.50%, 7/31/14	46,000	46,403

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Oregon – 2.3% – continued

Port of Portland Oregon Apartment Revenue Refunding VRDB, Series 18A, Portland International Airport, (U.S. Bank N.A. LOC), 0.07%, 12/9/13	$6,935	$6,935

Salem Oregon Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	6,000	6,000
		107,593

Pennsylvania – 3.9%

Allegheny County IDA Revenue VRDB, Education Center Watson, (PNC Bank N.A. LOC), 0.06%, 12/9/13	6,000	6,000

Allegheny County Pennsylvania IDA Health Care Revenue VRDB, Series 2008-B, Vincentian Collaborative, (PNC Bank N.A. LOC), 0.06%, 12/9/13	4,725	4,725

Butler County IDA Pennsylvania Revenue Refunding VRDB, Concordia Lutheran, Series A (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	5,840	5,840

Butler County Pennsylvania Industrial Development Authority Revenue VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	3,835	3,835

Geisinger Authority Revenue VRDB, Health System, Series C, 0.04%, 12/2/13	21,000	21,000

Lancaster County Hospital Authority Senior Living Facilities Revenue VRDB, Series 2000, Quarryville Presbyterian, (Manufacturers & Traders Trust Co. LOC), 0.08%, 12/9/13	12,460	12,460

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.10%, 12/9/13	6,305	6,305

Lower Merion School District VRDB, Series A-1, Capital Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	5,200	5,200

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Pennsylvania – 3.9% – continued

Montgomery County Redevelopment Authority Multifamily Housing Adjustable Revenue Bonds, Brookside Manor Apartments Project, Series A, (FNMA LOC), 0.05%, 12/9/13	$9,170	$9,170

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue VRDB, PSEG Power, (TD Bank N.A. LOC), 0.04%, 12/9/13	25,000	25,000

Pennsylvania Housing Financial Agency Multifamily Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood, (FHLMC LOC), 0.05%, 12/9/13	5,900	5,900

Pennsylvania State Higher Educational Facilities Authority Revenue VRDB, Association of Independent Colleges & Universities, Series B, (Manufacturers & Traders Trust Co. LOC), 0.05%, 12/9/13	6,110	6,110

Pennsylvania Turnpike Commission Revenue Bonds, Multi-Modal, Series C, (Barclays Bank PLC LOC), 0.05%, 12/9/13	8,600	8,600

Philadelphia Gas Works Revenue Refunding VRDB, 8th Series C, (Barclays Bank PLC LOC), 0.04%, 12/9/13	13,000	13,000

Philadelphia School District G.O. Refunding VRDB, Series C, (TD Bank N.A. LOC), 0.04%, 12/9/13	7,200	7,200

RBC Municipal Products, Inc. Trust Floater Revenue VRDB Certificates, Series E-22, (Royal Bank of Canada LOC), 0.05%, 12/9/13 (1)	14,800	14,800

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, Series C-14, (Royal Bank of Canada LOC), 0.05%, 12/9/13 (1)	7,800	7,800

School District of Philadelphia G.O. Unlimited Refunding VRDB, Series G, (PNC Bank N.A. LOC), 0.05%, 12/9/13	20,000	20,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Pennsylvania – 3.9% – continued

West Cornwall Pennsylvania Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley, (PNC Bank N.A. LOC), 0.06%, 12/9/13	$3,085	$3,085
		186,030

Puerto Rico – 2.2%

Deutsche Bank Spears/Lifers Trust Adjustable Revenue Bonds, Series DB-1194, (Deutsche Bank A.G. Gtd.), 0.26%, 12/9/13 (1)	48,450	48,450

RBC Municipal Products, Inc. Trust Floater Certificates, Series E-46, (Royal Bank of Canada LOC), 0.15%, 12/9/13 (1)	25,000	25,000

Rib Floater Trust Adjustable G.O. Unlimited Bonds, Series 18, (Barclays Bank PLC LOC), 0.16%, 12/9/13 (1)	31,715	31,715
		105,165

South Carolina – 0.2%

Piedmont Municipal Power Agency South Carolina Electricity Revenue Refunding VRDB, Series B, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	9,000	9,000

South Carolina Jobs EDA Health Facilities Revenue Refunding VRDB, Episcopal, (Wells Fargo Bank N.A. LOC), 0.06%, 12/9/13	2,300	2,300
		11,300

South Dakota – 0.5%

South Dakota Health & Educational Facilities Authority Revenue VRDB, Sioux Valley Hospitals & Health, Series C, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	15,000	15,000

South Dakota Health & Educational Facilities Authority Revenue VRDB, Sioux Valley Hospitals & Health, Series D, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	1,435	1,435

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

South Dakota – 0.5% – continued

South Dakota State Health & Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospitals & Health, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	$6,035	$6,035
		22,470

Tennessee – 1.0%

Blount County Tennessee Public Building Authority Revenue VRDB, Series C-1-A, Local Government Public Improvement, 0.06%, 12/9/13	5,600	5,600

Blount County Tennessee Public Building Authority Revenue VRDB, Series C-3-A, Local Government Public Improvement, 0.06%, 12/9/13	7,000	7,000

Knox County Health & Educational Facilities Board Revenue VRDB, Johnson Bible College Project, (FHLB of Cincinnati LOC), 0.05%, 12/9/13	6,270	6,270

Metropolitan Government Nashville & Davidson County Industrial Development Board Multifamily Housing Adjustable Revenue Bonds, Hickory Lake Apartments Project, (U.S. Treasury Escrowed), 0.35%, 9/19/14	13,750	13,750

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue Refunding VRDB, Series 2002, Multifamily Housing Spinnaker, (FNMA LOC), 0.07%, 12/9/13	450	450

Metropolitan Government of Nashville & Davidson County Tennessee IDB Revenue VRDB, Series B, Multifamily Housing Arbor Crest, (FNMA LOC), 0.05%, 12/9/13	12,750	12,750
		45,820

Texas – 14.7%

Alliance Texas Airport Authority Special Facilities Revenue VRDB, Series 2088, Floaters, (Wells Fargo Bank N.A. Gtd.), 0.05%, 12/9/13 (1)	24,570	24,570

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Texas – 14.7% – continued

Atascosa County Texas Industrial Development Corp. PCR Refunding VRDB, Series 2008, San Miguel Electric Cooperative, (Natural Rural Utilities Cooperative Finance Corp. Gtd.), 0.12%, 12/9/13	$9,600	$9,600

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2043, (Branch Banking & Trust Co. LOC), 0.08%, 12/9/13 (1)	14,270	14,270

Bexar County Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2009, Palisades Park Apartments Project, (FHLMC LOC), 0.05%, 12/9/13	3,680	3,680

Bexar County Multifamily Housing Finance Corp. Revenue VRDB, Series 2005-A, Summit Hills Apartments Project, (FHLMC LOC), 0.06%, 12/9/13	3,500	3,500

Bexar County Texas Housing Finance Corp. Multifamily Housing Revenue VRDB, Aamha LLC Project, (FNMA LOC), 0.05%, 12/9/13	5,005	5,005

Bexar County Texas Multifamily Housing Finance Authority Revenue Refunding VRDB, Altamonte Apartments Project, (FNMA LOC), 0.07%, 12/9/13	3,500	3,500

Brazos County Texas Health Facilities Refunding VRDB, Series 2009, Burleson St. Joseph, (Wells Fargo Bank N.A. LOC), 0.15%, 12/9/13	6,825	6,825

Brazos Harbor Industrial Development Corp. Revenue Refunding VRDB, Series 2001, BASF Corp. Project, 0.15%, 12/9/13	7,700	7,700

City of Garland Texas Municipal Interest Bearing CP, (Royal Bank of Canada LOC), 0.14%, 12/17/13	10,000	10,000

Clipper Caraval Tax-Exempt Certificate Trust Revenue Bonds, Series 2009-56 Participation Texas, Non AMT, 0.05%, 12/9/13 (1)	16,120	16,120

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Texas – 14.7% – continued

Deutsche Bank Spears/Lifers Trust Goldman Sachs G.O., Series DB-514, (Texas PSF Insured), 0.08%, 12/9/13 (1)	$9,730	$9,730

Eclipse Funding Trust G.O. VRDB, Solar Eclipse, El Paso, (U.S. Bank N.A. LOC), 0.06%, 12/9/13 (1)	10,600	10,600

Greater East Texas Higher Education Authority Revenue Bonds, Series B, Greater Texas Foundation, (State Street Bank & Trust Co. LOC), 0.06%, 12/9/13	18,000	18,000

Lower Neches Valley Texas Authority Industrial Development Corp. Revenue Refunding VRDB, ExxonMobil Project, 0.04%, 12/2/13	20,795	20,795

Mesquite Independent School District G.O. VRDB, School Building, Series A, (Texas PSF Insured), 0.06%, 12/9/13	4,770	4,770

Northwest Texas Independent School District G.O. VRDB, (Texas PSF Insured), 0.06%, 12/9/13	500	500

Nueces County Health Facilities Development Corp. Revenue VRDB, Series A, Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	800	800

Panhandle Regional Multifamily Housing Finance Corp. Revenue VRDB, Series 2008, Jason Ave Residential Apartments, (FHLMC LOC), 0.05%, 12/9/13	7,300	7,300

Port of Arthur Texas Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series B, (Total S.A. Gtd.), 0.07%, 12/9/13	20,000	20,000

Port of Port Arthur Navigation District Revenue VRDB, Motiva Enterprises, 0.17%, 12/2/13	29,700	29,700

Port of Port Arthur Navigation District Texas Revenue VRDB, Motiva Enterprises, Series C, (Motiva Enterprises LLC Gtd.), 0.17%, 12/2/13	9,500	9,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Texas – 14.7% – continued

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, (Total S.A. Gtd.), 0.07%, 12/9/13	$7,700	$7,700

Port of Port Arthur Texas Navigation District Revenue Refunding VRDB, Motiva Enterprises, Series C, 0.17%, 12/2/13	22,000	22,000

Port of Port Arthur Texas Navigation District Revenue VRDB, Motiva Enterprises, Series B, 0.17%, 12/2/13	98,100	98,100

Port of Port Arthur Texas Navigation District Revenue VRDB, Multi-Mode, Atofina, Series B, (Total S.A. Gtd.), 0.08%, 12/9/13	10,000	10,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, (Royal Bank of Canada LOC), 0.05%, 12/9/13 (1)	10,000	10,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-18, (Royal Bank of Canada LOC), 0.06%, 12/9/13 (1)	16,000	16,000

State of Texas G.O. VRDB, Veterans Housing Assistance Program Fund, Series A, 0.05%, 12/9/13	30,245	30,245

State of Texas G.O., Veterans Housing Fund, Series A2, 0.06%, 12/9/13	15,800	15,800

Strategic Housing Finance Corp. Travis County Multi Family Housing Revenue VRDB, Forest Park Apartments Project, (U.S. Treasury Escrowed), 0.35%, 8/1/14	13,000	13,000

Tarrant County Multifamily Housing Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments, (FNMA LOC), 0.05%, 12/9/13	1,835	1,835

Texas Department of Housing & Community Affairs Multifamily Housing Adjustable Revenue Bonds, Waters Willow Run Apartments, (U.S. Treasury Escrowed), 0.35%, 10/1/14	14,500	14,500

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Texas – 14.7% – continued

Texas State Department Housing & Community Affairs Multifamily Housing Revenue VRDB, Tower Ridge Apartments, (FNMA LOC), 0.11%, 12/9/13	$15,000	$15,000

Texas State Department of Housing & Community Affairs Revenue VRDB, Multifamily Housing, Timber Point Apartments, Series A-1, (FHLMC LOC), 0.09%, 12/9/13	5,830	5,830

Texas State TRANS, 2.00%, 8/28/14	196,185	198,801

University of Houston Texas Revenue VRDB, 0.05%, 12/9/13	6,090	6,090
		701,366

Utah – 0.7%

Utah Housing Corp. Multifamily Housing Revenue VRDB, Timbergate, Series A, (FHLMC LOC), 0.10%, 12/9/13	3,125	3,125

Utah State Board of Rights Student Loan Revenue VRDB, (AMT), (Royal Bank of Canada LOC), 0.07%, 12/9/13	12,600	12,600

Utah Water Finance Agency Revenue VRDB, Series B-2, 0.05%, 12/9/13	16,100	16,100
		31,825

Vermont – 0.2%

Vermont State Educational & Health Buildings Financing Agency Revenue VRDB, Porter Hospital Project, Series A, (TD Bank N.A. LOC), 0.05%, 12/9/13	8,895	8,895

Virginia – 0.5%

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project, (FHLMC LOC), 0.05%, 12/9/13	6,300	6,300

Lynchburg Virginia IDA Revenue VRDB, Series B, Hospital Centra Health, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	3,535	3,535

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Virginia – 0.5% – continued

Virginia College Building Authority Educational Facilities Revenue VRDB, University of Richmond Project, 0.05%, 12/9/13	$2,200	$2,200

Virginia Small Business Financing Authority Hospital Revenue VRDB, Carilion Clinic Obligation, Series B, (PNC Bank N.A. LOC), 0.05%, 12/2/13	11,000	11,000
		23,035

Washington – 1.2%

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-614, (Assured Guaranty Corp. Insured), 0.08%, 12/9/13 (1)	19,625	19,625

Washington Health Care Facilities Authority Adjustable Revenue Bonds, Multicare Health System, Series D, 0.04%, 12/2/13	20,775	20,775

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	8,000	8,000

Washington State Housing Finance Commission Adjustable Revenue Bonds, Single Family Program, Series Variable Rate-2A (AMT), (FHLMC LOC), 0.06%, 12/9/13	8,500	8,500
		56,900

West Virginia – 0.4%

Eclipse Funding Trust Solar Eclipse West Virginia Revenue Bonds, Series 2006-0132, (U.S. Bank N.A. LOC), 0.05%, 12/9/13 (1)	1,655	1,655

West Virginia Hospital Finance Authority Revenue Refunding and Improvement VRDB, Series B, Cabell Hospital, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13	17,390	17,390
		19,045

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Wisconsin – 1.5%

La Crosse Wisconsin Development Revenue VRDB, Series 2008, University of Wisconsin La Crosse Foundation, (Wells Fargo Bank N.A. LOC), 0.15%, 12/9/13	$2,440	$2,440

Milwaukee Redevelopment Authority Lease Revenue VRDB, University of Wisconsin- Kenilworth Project, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	910	910

Public Finance Authority Wisconsin Multifamily Housing Revenue Refunding VRDB, Kendall Court Apartments Project, (FNMA LOC), 0.11%, 12/9/13	10,750	10,750

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Concordia University, Inc., (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	5,160	5,160

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Medical College Wisconsin, Series B, (U.S. Bank N.A. LOC), 0.04%, 12/9/13	2,900	2,900

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Series E, Hospital Sisters Health System Services, (Bank of Montreal LOC), 0.05%, 12/9/13	13,850	13,850

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Hess Memorial Hospital, Inc., (U.S. Bank N.A. LOC), 0.05%, 12/9/13	11,390	11,390

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Lawrence University, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	7,390	7,390

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Aurora Healthcare, Series C, (Bank of Montreal LOC), 0.05%, 12/2/13	2,900	2,900

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Beloit College, Series B, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	495	495

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Wisconsin – 1.5% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Goodwill Industries Southeastern Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 12/9/13	$2,605	$2,605

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.11%, 12/9/13	3,640	3,640

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Retirement Services, (U.S. Bank N.A. LOC), 0.05%, 12/9/13	9,215	9,215
		73,645

Municipal States Pooled Securities – 8.7%

BB&T Municipal Trust Revenue VRDB, Series 2022, Floaters, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13 (1)	15,000	15,000

BB&T Municipal Trust Various States G.O., Floaters, Series 2048, (Branch Banking & Trust Co. LOC), 0.06%, 12/9/13 (1)	14,935	14,935

BB&T Municipal Trust Various States VRDB, Series 1039, (Branch Banking & Trust Co. LOC), 0.15%, 12/9/13 (1)	15,445	15,445

Blackrock Muniyield Quality Fund, Inc. VRDP, Series W-7-1766, 0.16%, 12/9/13	10,000	10,000

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M019-A, (FHLMC LOC), 0.09%, 12/9/13 (3)	18,269	18,269

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M021-A, (FHLMC LOC), 0.09%, 12/9/13 (3)	32,590	32,590

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M023-A, (FHLMC LOC), 0.07%, 12/9/13 (3)	36,670	36,670

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.6% – continued

Municipal States Pooled Securities – 8.7% – continued

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M024-A, 0.09%, 12/9/13 (3)	$25,540	$25,540

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M015, Class A, (FHLMC LOC), 0.09%, 12/9/13 (3)	3,370	3,370

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series MO28, Class A, 0.07%, 12/9/13 (3)	14,990	14,990

JEA Variable Rate Demand Obligations, 0.10%, 12/12/13	18,600	18,600

Nuveen Investment Quality Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-2118, 0.16%, 12/9/13 (1)	40,000	40,000

Nuveen Premium Income Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-4895, 0.16%, 12/9/13 (1)	95,000	95,000

Nuveen Select Quality Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-2525 0.16%, 12/9/13 (1)	50,000	50,000

Sun America Trust Various States Revenue VRDB, Series 2, (FHLMC LOC), 0.11%, 12/9/13	22,800	22,800
		413,209
Total Municipal Investments
(Cost $4,750,505)		4,750,505

Total Investments – 99.6%
(Cost $4,750,505)(4)		4,750,505

Other Assets less Liabilities – 0.4%		17,058
NET ASSETS – 100.0%		$4,767,563

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	Restricted security has been deemed illiquid. At November 30, 2013, the value of these restricted illiquid securities amounted to approximately $35,313,000 or 0.7% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	AQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Arizona Board of Regents COPS, Floaters, Series 1918, 0.08%, 12/9/13	10/31/11-12/3/12	$16,965

Castle Pines North Finance Corp. Colorado COPS VRDB, Series F, 0.10%, 12/9/13	12/23/10-8/8/13	8,935

Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, 0.06%, 12/9/13	9/22/05-5/3/10	6,913

New York City New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center, 0.10%, 12/9/13	7/2/10	2,500

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that this entity continue to meet its obligations to holders of bonds that it has issued or guaranteed.
(4)	The cost for federal income tax purposes was $4,750,505.

Percentages shown are based on Net Assets.

At November 30, 2013, the industry sectors for the Municipal Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Housing	17.8%
Hospital	13.7
State	9.7
Miscellaneous Revenues	6.8
Transportation	6.2
University	5.2
IDB & PCR	5.1
All other sectors less than 5%	35.5

Total	100.0%

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Portfolio	$–	$4,750,505	(1)	$–	$4,750,505

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

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MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2013

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation	Gtd.	Guaranteed
AMT	Alternative Minimum Tax	HFA	Housing Finance Authority
BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDB	Industrial Development Board
CP	Commercial Paper	IDR	Industrial Development Revenue
EDA	Economic Development Authority	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	PSF	Permanent School Fund
FHLMC	Federal Home Loan Mortgage Corporation	ROCS	Reset Option Certificates
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FRN	Floating Rate Notes	TANS	Tax Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	TRANS	Tax and Revenue Anticipation Notes
GIC	Guaranteed Investment Contract	TVA	Tennessee Valley Authority
GNMA	Government National Mortgage Association	VRDB	Variable Rate Demand Bonds
G.O.	General Obligation	VRDP	Variable Rate Demand Preferred

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2013

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2013, each with its own investment objective (e.g., income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s portfolios. Northern Trust serves as the custodian, transfer agent and accounting agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2013, Shares and Service Shares were outstanding for each of the Portfolios except the Treasury Portfolio, which has only Shares outstanding. Premier Shares are not currently offered to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) for each class of shares of the Treasury, Tax-Exempt, U.S. Government Select and Municipal Portfolios is calculated on each Business Day as of 1:00 p.m. Central time. For each class of shares of the Diversified Assets and U.S. Government Portfolios, the NAV is calculated on each Business Day as of 2:00 p.m. Central time.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolios’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolios to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Treasury Portfolio and U.S. Government Portfolio have entered into such joint repurchase agreements at November 30, 2013, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Portfolios may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Each Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, non-deductible taxes paid, distribution reclassifications, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset values per share of the Portfolios.

At November 30, 2013, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Diversified Assets	$112	$(112)
Treasury	708	(708)
U.S. Government	347	(347)
U.S. Government Select	252	(252)
Municipal	184	(184)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital

MONEY MARKET PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2013

loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred by the Portfolios in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolios in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolios’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

POST-ENACTMENT LOSSES

Amount in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Tax-Exempt Portfolio	$23	$ —

The Portfolio in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2013, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$208
Treasury	—	644
Tax-Exempt	18	—
U.S. Government	—	347
U.S. Government Select	—	331
Municipal	229	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Diversified Assets	$ —	$1,133	$ —
Treasury	—	1,428	—
Tax-Exempt	156	—	—
U.S. Government	—	848	—
U.S. Government Select	—	1,982	—
Municipal	446	44	150

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2012, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$1,469
Treasury	—	1,281
Tax-Exempt	158	—
U.S. Government	—	625
U.S. Government Select	—	1,695
Municipal	841	21

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2013, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2010 through November 30, 2012 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolios will be recorded as Interest expense on the Statements of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, NTI is entitled to receive an advisory fee, computed daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s average daily net assets). NTI has contractually agreed to waive a portion of the advisory fees charged to certain Portfolios. The effect of this waiver by NTI for the fiscal year ended

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

November 30, 2013 is reflected as “Less waivers of investment advisory fees,” in the accompanying Statements of Operations. The contractual waiver arrangement is expected to continue until at least April 1, 2014. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2013, are as follows:

	ANNUAL ADVISORY FEE	LESS WAIVERS	ADVISORY FEE AFTER WAIVERS
Diversified Assets	0.25%	—%	0.25%
Treasury	0.20%	0.10%	0.10%
Tax-Exempt	0.25%	—%	0.25%
U.S. Government	0.25%	—%	0.25%
U.S. Government Select	0.20%	0.10%	0.10%
Municipal	0.20%	0.10%	0.10%

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2013, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Diversified Assets	$72	$1
Treasury	39	—
Tax-Exempt	25	—
U.S. Government	45	3
U.S. Government Select	125	18
Municipal	42	3

Certain amounts of transfer agent fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

As compensation for custody and accounting services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits are shown as “Less custodian credits” in the Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.10 percent of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Board without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees, custody and accounting fees, transfer agency fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries, expenses related to third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of each Portfolio’s average daily net assets. In addition, NTI voluntarily reimbursed the Treasury Portfolio for expenses in excess of 0.05 percent of average daily net assets during the fiscal year. Any voluntary reimbursements may be terminated by NTI at any time.

The expenses reimbursed during the fiscal year ended November 30, 2013, under such arrangements are shown as “Less expenses reimbursed by administrator” in the accompanying Statements of Operations. The expense reimbursement receivables at November 30, 2013 are $60,000, $488,000, $4,000, $114,000 and $105,000 for the Diversified Assets, Treasury, Tax-Exempt, U.S. Government and U.S. Government Select Portfolios, respectively, and are shown as part of “Receivable from affiliates for expense reimbursements” in the accompanying Statements of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2013

its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In addition to the fee waivers and expense reimbursements disclosed in Note 3 and Note 4, in order to avoid a negative yield, NTI may reimburse class-specific and portfolio level expenses of a Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2013, NTI reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses, in order to avoid a negative yield, for the Portfolios. Portfolio level expenses reimbursed by NTI were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statements of Operations. The amounts outstanding at November 30, 2013 were $1,890,000, $784,000, $279,000, $1,894,000, $1,747,000 and $415,000 for the Diversified Assets, Treasury, Tax-Exempt, U.S. Government, U.S. Government Select and Municipal Portfolios, respectively, and are included as part of “Receivable from affiliates for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolios by NTI.

6. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

During the fiscal year ended November 30, 2013, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2013.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2013, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$115,934,850	$54	$(115,798,641)	$136,263
Treasury	90,147,198	56	(88,603,335)	1,543,919
Tax-Exempt	7,639,010	—	(8,254,869)	(615,859)
U.S. Government	94,456,498	6	(94,739,533)	(283,029)
U.S. Government Select	154,065,567	55	(153,702,624)	362,998
Municipal	28,437,013	9	(28,048,710)	388,312

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$114,670,569	$69	$(114,741,334)	$(70,696)
Treasury	58,243,846	74	(57,256,797)	987,123
Tax-Exempt	9,475,379	—	(8,914,186)	561,193
U.S. Government	87,696,807	7	(87,258,386)	438,428
U.S. Government Select	137,414,038	62	(133,675,961)	3,738,139
Municipal	24,784,600	95	(25,254,081)	(469,386)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2013, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$32,173	$ —	$(37,347)	$(5,174)
Tax-Exempt	16,859	—	(16,555)	304
U.S. Government	83,437	—	(84,954)	(1,517)
U.S. Government Select	636,911	—	(709,011)	(72,100)
Municipal	118,259	—	(117,264)	995

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$115,492	$—	$(140,232)	$(24,740)
Tax-Exempt	12,608	—	(12,895)	(287)
U.S. Government	93,141	—	(94,911)	(1,770)
U.S. Government Select	642,567	—	(691,550)	(48,983)
Municipal	160,317	—	(156,231)	4,086

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Diversified Assets Portfolio (the “Portfolio”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11”), Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the Portfolio’s financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolio’s financial position.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2013

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have on the Portfolios’ financial statement amounts and footnote disclosures, if any.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio, (six of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio (six of the portfolios constituting the Northern Institutional Funds) at November 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2014

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MONEY MARKET PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2013 (UNAUDITED)

During the fiscal year ended November 30, 2013, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio – 99.78% and Municipal Portfolio – 94.75%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning before January 1, 2014. The Trust has designated the following percentages of income of the respective Portfolios as Qualified Interest Income (QII) for the fiscal year ended November 30, 2013:

Diversified Assets	100%
U.S. Government	100%
U.S. Government Select	100%
Treasury	100%

The Portfolios designate the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

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MONEY MARKET PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2013 through November 30, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/13 - 11/30/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical**	0.17%	$1,000.00	$1,024.22	$0.86
SERVICE SHARES
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical**	0.17%	$1,000.00	$1,024.22	$0.86

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.06%	$1,000.00	$1,000.10	$0.30
Hypothetical**	0.06%	$1,000.00	$1,024.77	$0.30
TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46
SERVICE SHARES
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46

U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46
SERVICE SHARES
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2013. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2013 (UNAUDITED)

U.S. GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46
SERVICE SHARES
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46
SERVICE SHARES
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2013. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 56 portfolios in the Northern Funds Complex — Northern Funds offers 48 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 70 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 73 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Mark G. Doll Age: 64 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

• None

Sandra Polk Guthman Age: 69 Trustee since 1997

•  Chair since 2003 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 48 portfolios in the Northern Funds Complex — 40 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2013 (UNAUDITED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow(4) Age: 75 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 56 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 74 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(5)

Casey J. Sylla Age: 70 Trustee since 2008

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•  Board member, University of Wisconsin — Eau Claire Foundation since 2006;

•  Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.

• GATX Corporation (transportation services).

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TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (6) Age: 56 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	In accordance with the Trust’s current retirement policy, Mr. Moskow will retire as Trustee as of December 31, 2013.

(5)	Registration statement filed with SEC but not yet effective as of the date of this report.

(6)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2013 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 43 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2013 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013

•  Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of The Northern Trust Company from 2004 to 2007; Second Vice President in Fund Administration of the Northern Trust Company from 2000 to 2004.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

•  Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	85	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED ASSETS PORTFOLIO1

MUNICIPAL PORTFOLIO1,2

TAX-EXEMPT PORTFOLIO1,2

TREASURY PORTFOLIO1

U.S. GOVERNMENT PORTFOLIO1,3

U.S. GOVERNMENT SELECT PORTFOLIO1,3

1 Money Market Risk: An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

2 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Tax-Exempt or Municipal Portfolios to pay tax-exempt dividends.

3 U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the U.S. Government or U.S. Government Select Portfolios are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

MONEY MARKET PORTFOLIOS	86	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

DIVERSIFIED ASSETS PORTFOLIO1

MUNICIPAL PORTFOLIO3

TAX-EXEMPT PORTFOLIO3

TREASURY PORTFOLIO4

U.S. GOVERNMENT PORTFOLIO2

U.S. GOVERNMENT SELECT PORTFOLIO2

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional category includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional category includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months or less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional category includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	PRIME OBLIGATIONS PORTFOLIO

14	ABBREVIATIONS AND OTHER INFORMATION

15	NOTES TO THE FINANCIAL STATEMENTS

20	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

21	TAX INFORMATION

22	FUND EXPENSES

23	TRUSTEES AND OFFICERS

28	INVESTMENT CONSIDERATIONS

29	INDEX DEFINITIONS

32	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Markets tried to anticipate when the Federal Reserve (Fed) might begin to taper its monthly asset purchases during much of the 12-month period ended November 30, 2013. It was initially expected that if economic data met the Fed’s expectations, tapering would begin in 2013 and the Fed’s quantitative easing program, or QE3, would be ended by mid-2014. The markets had anticipated a September taper announcement, but due to disappointing economic data and uncertainty created by Congress’s fiscal debate, the Fed decided to continue its monthly purchases. The October 2013 Federal Open Market Committee minutes dealt with the possibility of winding down QE3 without an improvement in outlook and perhaps replacing it with an alternative program. Unemployment dropped to 7%, but the Fed wondered whether the decline was caused by a decrease in labor force participation.

The Overnight Fixed-Rate Reverse Repurchase Agreement facility began on September 23, 2013. Approved counterparties including money market funds, U.S. agencies, and banks are now able to allocate up to $1 billion each to the Fed in exchange for Treasury collateral. Rates have been tested at each possible level between 0.01% and 0.05%. One of the goals of the program is to better control the overnight rate and to establish a floor for front-end rates. This facility has helped to force repurchase agreement rates above the low single digits that were so common prior to the testing. For the reporting period, the Portfolio posted a 0.06% return (Shares Class) compared with the 0.04% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2013, the Portfolio’s 7-day current yield was 0.01% (Shares Class).

Money market funds continue to be challenged with low short-term interest rates driven by supply constraints and expectations for rates to stay low for an extended period of time. We have maintained a long duration for the Portfolio relative to its peer group. We continue to position the Portfolio conservatively by overweighting term purchases in U.S. Treasury and agency debt, keeping our high credit quality bias and maintaining ample liquidity. We remain highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2013
TOTAL RETURN	SHARES	SERVICE SHARES	GFS SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.06%	0.05%	0.06%	0.04%	0.01	%*
FIVE YEAR	0.16	0.07	N/A	0.14
TEN YEAR	1.74	1.56	N/A	1.68
SINCE INCEPTION	1.72	1.54	0.06	N/A

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been 0.01% for Shares as of November 30, 2013. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 28 and 29.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	43.3%
2 - 15 DAYS	21.6
16 - 30 DAYS	4.5
31 - 60 DAYS	3.9
61 - 97 DAYS	13.2
98 - 180 DAYS	6.3
181 - 270 DAYS	4.4
271 - 366 DAYS	2.8

PORTFOLIO MANAGERS

JENNIFER SHEROIAN With Northern Trust since 2000

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/13)

TICKER SYMBOL
SHARES	NPAXX
SERVICE SHARES	NPCXX
PREMIER SHARES*
GFS SHARES	NPOXX
INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05
GFS SHARES	5/10/11
TOTAL NET ASSETS	$3,714,260,601

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GFS SHARES	1.00
GROSS EXPENSE RATIO(1)
SHARES	0.28%
SERVICE SHARES	0.54
PREMIER SHARES*	—
GFS SHARES	0.28
NET EXPENSE RATIO
SHARES	0.15%
SERVICE SHARES	0.16
PREMIER SHARES*	—
GFS SHARES	0.15

*	Currently, Premier Shares are not being offered to Investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2013

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost	$3,551,655
Repurchase agreements, at cost which approximates fair value	338,338
Cash	5,197
Interest income receivable	2,072
Receivable for securities sold	1,560
Receivable for fund shares sold	5,386
Receivable from affiliates for expense reimbursements	147
Prepaid and other assets	30
Total Assets	3,904,385
LIABILITIES:
Payable for securities purchased	178,338
Disributions payable to shareholders	36
Payable to affiliates:
Investment advisory fees	309
Administration fees	309
Custody and accounting fees	36
Transfer agent fees	5
Trustee fees	28
Accrued other liabilities	63
Total Liabilities	179,124
Net Assets	$3,725,261
ANALYSIS OF NET ASSETS:
Capital stock	$3,725,220
Accumulated undistributed net investment income	41
Net Assets	$3,725,261
Net Assets:
Shares	$3,436,400
Service Shares	36,860
GFS Shares	252,001
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	3,436,385
Service Shares	36,836
GFS Shares	251,998
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00
GFS Shares	1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$8,877
Total Investment Income	8,877
EXPENSES:
Investment advisory fees	6,269
Administration fees	4,180
Custody and accounting fees	474
Transfer agent fees	54
Registration fees	101
Printing fees	24
Professional fees	44
Trustee fees	64
Other	78
Total Expenses	11,288
Less waivers of investment advisory fees	(2,090)
Less expenses reimbursed by administrator	(2,850)
Less expenses reimbursed by investment adviser	(9)
Less custodian credits	(8)
Net Expenses	6,331
Net Investment Income	2,546
NET REALIZED GAINS:
Net realized gains on:
Investments	105
Net Gains	105
Net Increase in Net Assets Resulting from Operations	$2,651

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2013	2012
OPERATIONS:
Net investment income	$2,546	$2,362
Net realized gains on:
Investments	105	32
Net Increase in Net Assets Resulting from Operations	2,651	2,394
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	(254,458)	340,591
Net increase (decrease) in net assets resulting from Service Shares transactions	(16,524)	952
Net increase in net assets resulting from GFS Shares transactions	113,352	60,320
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(157,630)	401,863
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(2,477)	(2,383)
Total Distributions to Shares Shareholders	(2,477)	(2,383)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(28)	(35)
Total Distributions to Service Shares Shareholders	(28)	(35)
DISTRIBUTIONS TO GFS SHARES SHAREHOLDERS:
From net investment income	(104)	(94)
Total Distributions to GFS Shares Shareholders	(104)	(94)
Total Increase (Decrease) in Net Assets	(157,588)	401,745
NET ASSETS:
Beginning of year	3,882,849	3,481,104
End of year	$3,725,261	$3,882,849
Accumulated Undistributed Net Investment Income (Loss)	$41	$(1)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized and unrealized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.06%	0.08%	0.09%	0.15%	0.43	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,436,400	$3,690,819	$3,350,343	$4,720,135	$4,484,188
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.15%	0.15%	0.18	%(4)
Expenses, before waivers, reimbursements and credits	0.27%	0.28%	0.27%	0.27%	0.31%
Net investment income, net of waivers, reimbursements and credits	0.06%	0.07%	0.08%	0.15%	0.33%
Net investment income (loss), before waivers, reimbursements and credits	(0.06)%	(0.06)%	(0.04)%	0.03%	0.20%

	SERVICE
Selected per share data	2013(1)	2012(1)	2011(1)	2010(1)	2009(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized and unrealized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.05%	0.07%	0.02%	0.02%	0.20	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$36,860	$53,383	$52,432	$61,463	$91,155
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.16%	0.15%	0.22%	0.28%	0.43	%(4)
Expenses, before waivers, reimbursements and credits	0.28%	0.31%	0.53%	0.53%	0.57%
Net investment income, net of waivers, reimbursements and credits	0.05%	0.07%	0.01%	0.02%	0.08%
Net investment loss, before waivers, reimbursements and credits	(0.07)%	(0.09)%	(0.30)%	(0.23)%	(0.06)%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.67% and 0.31% for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $974,000 and $40,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	GFS
Selected per share data	2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–
Net realized gains	–	–	–
Total from Investment Operations	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–
From net realized gains	–	–	–
Total Distributions Paid	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return(3)	0.06%	0.08%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$252,001	$138,647	$78,329
Ratio to average net assets of:(4)
Expenses, net of waivers and reimbursements	0.15%	0.15%	0.15%
Expenses, before waivers and reimbursements	0.27%	0.28%	0.27%
Net investment income, net of waivers and reimbursements	0.06%	0.07%	0.04%
Net investment loss, before waivers and reimbursements	(0.06)%	(0.06)%	(0.08)%

(1)	Per share amounts from net investment income, net realized gains and distributions from net investment income were less than $0.01 per share.
(2)	For the period May 10, 2011 (commencement of operations) through November 30, 2011.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for period less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 4.1%

ABS Other – 4.1%

Bedford Row Funding Corp., 0.32%, 9/15/14	$6,000	$5,985
0.30%, 10/20/14	11,000	10,970

Collateralized Commercial Paper II, 0.30%, 12/6/13	12,240	12,239
0.22%, 3/25/14	19,000	18,987

Collateralized Commercial Paper LLC, 0.30%, 12/6/13	27,740	27,739
0.22%, 1/3/14	26,085	26,080

Gemini Securitization Corp. LLC, 0.21%, 2/19/14	18,000	17,992

Kells Funding LLC, 0.23%, 2/20/14	4,945	4,942
0.23%, 3/3/14	7,415	7,411

Liberty Street Funding LLC, 0.18%, 12/16/13	3,000	3,000

Ridgefield Funding Co. LLC, 0.25%, 2/6/14	8,545	8,541
0.25%, 2/10/14	7,475	7,471
		151,357
Total ABS Commercial Paper
(Cost $151,357)		151,357

ASSET-BACKED SECURITIES – 0.7%

Car Loan – 0.7%

Honda Auto Receivables Owner Trust, Series 2013-3, Class A1, 0.22%, 8/15/14	12,508	12,508

Hyundai Auto Receivables Trust, Series 2013-C, Class A1, 0.22%, 9/15/14	12,495	12,495
		25,003
Total Asset-Backed Securities
(Cost $25,003)		25,003

CERTIFICATES OF DEPOSIT – 24.9%

Banking – 24.9%

Bank of America N.A., 0.21%, 2/18/14	18,000	18,000
0.21%, 3/3/14	18,000	18,000

Bank of Nova Scotia, Houston Branch, 0.25%, 12/2/13, FRCD (1)	18,000	18,000
0.26%, 6/3/14	11,485	11,487

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 24.9% – continued

Banking – 24.9% – continued

Bank of Nova Scotia, Houston, 0.27%, 12/2/13, FRCD (1)	$26,000	$26,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.18%, 1/21/14	35,000	35,000
0.25%, 5/15/14	27,000	27,000

Barclays Bank PLC, New York Branch, 0.30%, 12/5/13	38,000	38,000

BNP Paribas S.A., Chicago Branch, 0.22%, 2/3/14	20,000	20,000
0.22%, 2/13/14	18,000	18,000

Citibank N.A., New York Branch, 0.20%, 2/18/14	20,000	20,000

Commonwealth Bank of Australia, London, 0.17%, 12/9/13	4,500	4,500
0.17%, 12/19/13	2,775	2,775

Credit Agricole S.A., London, 0.22%, 2/10/14	38,000	38,000

Credit Suisse, New York, 0.27%, 3/21/14	7,000	7,000

Deutsche Bank A.G., New York Branch, 0.33%, 2/26/14	30,000	30,000

DNB Nor Bank ASA, London, 0.18%, 2/4/14	10,000	10,000

DNB Nor Bank ASA, Norway Branch, 0.24%, 12/13/13	40,000	40,000

HSBC Bank PLC, London Branch, 0.39%, 5/22/14	5,000	5,000

JPMorgan Chase Bank N.A., 0.33%, 2/7/14	8,615	8,617

Mitsubishi UFJ Trust & Banking Corp., 0.22%, 12/5/13	12,000	12,000

Mizuho Bank Ltd., New York Branch, 0.21%, 12/12/13	25,000	25,000
0.21%, 2/3/14	5,000	5,000

National Australia Bank Ltd., London, 0.26%, 12/9/13, FRCD (1)	20,000	20,000
0.20%, 12/23/13, FRCD (1)	30,000	30,000
0.24%, 2/24/14	22,000	22,000

Norinchukin Bank, New York Branch, 0.22%, 12/4/13	17,000	17,000

Oversea-Chinese Banking Corp., 0.18%, 12/4/13	8,950	8,950
0.20%, 2/25/14	12,000	12,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 24.9% – continued

Banking – 24.9% – continued

Rabobank Nederland, New York Branch, 0.26%, 12/24/13, FRCD (1)	$15,595	$15,598

Royal Bank of Canada, New York, 0.30%, 12/2/13, FRCD (1)	8,000	8,000
0.31%, 12/2/13, FRCD (1)	11,000	11,000
0.32%, 12/2/13, FRCD (1)	9,000	9,000
0.20%, 12/18/13, FRCD (1)	16,000	16,000

Skandinaviska Enskilda Banken AB, New York, 0.29%, 12/10/13	38,000	38,000
0.16%, 1/28/14	11,000	11,000

Societe Generale, New York Branch, 0.24%, 12/5/13	10,000	10,000

Sumitomo Mitsui Banking Corp., New York, 0.21%, 2/10/14	20,045	20,045
0.26%, 3/17/14	14,570	14,570

Svenska Handelsbanken, New York, 0.17%, 1/27/14	19,000	19,000

Toronto Dominion Bank, New York, 0.17%, 2/6/14	28,000	28,000
0.23%, 2/20/14	12,000	12,000
0.20%, 5/23/14	30,000	30,000

Wells Fargo Bank N.A., 0.19%, 12/2/13, FRCD (1)	32,210	32,210
0.24%, 12/14/13, FRCD (1)	14,000	14,000
0.22%, 12/18/13, FRCD (1)	21,780	21,780
0.22%, 12/23/13, FRCD (1)	15,000	15,000
0.22%, 2/11/14	20,000	20,000
0.20%, 5/2/14	26,070	26,070

Westpac Banking Corp., New York, 0.27%, 12/2/13, FRCD (1)	9,000	8,999
		927,601
Total Certificates of Deposit
(Cost $927,601)		927,601

COMMERCIAL PAPER – 7.4%

Automotive – 1.3%

Toyota Motor Credit Corp., 0.21%, 12/3/13 (1)	25,000	25,000
0.23%, 1/29/14	23,625	23,616
		48,616

Banking – 3.2%

Australia and New Zealand Banking Group, 0.29%, 12/2/13 (1)	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 7.4% – continued

Banking – 3.2% – continued
0.24%, 2/18/14 (1)	$20,000	$20,000

Commonwealth Bank of Australia, 0.25%, 12/16/13 (1)	11,695	11,695

ING Bank N.V., 0.20%, 12/10/13	8,000	8,000

ING US Funding LLC, 0.20%, 12/12/13	13,000	12,999

JP Morgan Securities LLC, 0.30%, 5/19/14	25,850	25,814

Nordea Bank AB, 0.22%, 3/24/14	4,000	3,997

Rabobank USA Financial Corp., 0.17%, 12/16/13	6,520	6,519

Westpac Banking Corp., New York, 0.25%, 12/18/13 (1)	10,000	10,000
0.28%, 1/13/14 (1)	12,000	12,000
		121,024

Diversified Manufacturing – 0.5%

General Electric Co., 0.09%, 12/26/13	17,435	17,434

Food and Beverage – 0.6%

Coca-Cola (The) Co., 0.11%, 1/9/14	10,000	9,999
0.12%, 2/11/14	14,000	13,997
		23,996

Foreign Agencies – 1.2%

Caisse Des Depots Et Consignations, 0.20%, 3/7/14	11,735	11,729
0.23%, 3/17/14	27,000	26,982

Electricite De France S.A., 0.20%, 12/9/13	6,725	6,724
		45,435

Non Captive Diversified – 0.6%

General Electric Capital Corp., 0.18%, 1/23/14	21,000	20,994
Total Commercial Paper
(Cost $277,499)		277,499

CORPORATE NOTES/BONDS – 5.7%

Automotive – 0.2%

American Honda Finance Corp., 0.24%, 2/20/14, FRN (1)(2)	8,545	8,545

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 5.7% – continued

Foreign Agencies – 1.9%

Export Development Canada, 0.12%, 12/2/13, FRN (1)(2)	$9,000	$8,999
0.13%, 12/2/13, FRN (1)(2)(3)	20,000	20,000
0.14%, 12/2/13, FRN (1)(2)	15,000	15,000

KFW, 0.16%, 12/2/13, FRN (1)	19,000	19,000
1.38%, 1/13/14	5,455	5,462
		68,461

Non Captive Diversified – 0.1%

General Electric Capital Corp., 2.10%, 1/7/14	5,000	5,009

Retailers – 1.0%

Wal-Mart Stores, 1.63%, 4/15/14	16,255	16,340
5.40%, 6/1/14, FRN	20,000	20,526
		36,866

Supranational – 2.5%

International Bank for Reconstruction & Development, 0.11%, 12/2/13, FRN (1)	20,000	19,999
0.14%, 12/2/13, FRN (1)	19,000	18,996
0.16%, 12/2/13, FRN (1)	44,600	44,600

International Finance Corp., 0.16%, 12/2/13, FRN (1)	9,000	9,000
		92,595
Total Corporate Notes/Bonds
(Cost $211,476)		211,476

EURODOLLAR TIME DEPOSITS – 20.0%

Banking – 20.0%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.12%, 12/2/13 (1)	145,240	145,240
0.12%, 12/3/13 (1)	103,000	103,000

Credit Agricole S.A., London, 0.12%, 12/2/13	101,000	101,000

Nordea Bank Grand Cayman, 0.04%, 12/2/13	113,000	113,000

Skandinaviska Enskilda Banken AB, 0.06%, 12/2/13	135,000	135,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 20.0% – continued

Banking – 20.0% – continued

Societe Generale, Cayman Islands, 0.09%, 12/2/13	$150,000	$150,000
		747,240
Total Eurodollar Time Deposits
(Cost $747,240)		747,240

MEDIUM TERM NOTES – 0.7%

Banking – 0.1%

UBS A.G., New York Branch, 2.25%, 1/28/14	5,190	5,203

Foreign Agencies – 0.2%

KFW, 0.21%, 2/28/14	6,000	6,000

Non Captive Diversified – 0.4%

General Electric Capital Corp., 5.50%, 6/4/14	5,000	5,130
5.65%, 6/9/14	8,860	9,105
		14,235
Total Medium Term Notes
(Cost $25,438)		25,438

U.S. GOVERNMENT AGENCIES – 11.2% (4)

Federal Farm Credit Bank – 3.4%

FFCB Bonds, 0.16%, 8/12/14	15,000	14,998

FFCB FRN, 0.09%, 12/2/13 (1)	10,000	10,000
0.15%, 12/2/13 (1)	10,000	9,999
0.18%, 12/2/13 (1)	15,000	15,005
0.34%, 12/2/13 (1)	10,000	10,012
0.13%, 12/7/13 (1)	30,000	29,999
0.13%, 12/11/13 (1)	6,000	6,000
0.13%, 12/13/13 (1)	20,000	19,999
0.12%, 12/17/13 (1)	10,000	9,999
		126,011

Federal Home Loan Bank – 7.1%

FHLB Bonds, 0.14%, 4/15/14	14,875	14,874
0.18%, 8/5/14	9,055	9,055
0.13%, 8/15/14	15,310	15,304
0.20%, 8/29/14	20,000	19,998

FHLB Discount Notes, 0.09%, 12/6/13	12,000	12,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 11 .2% (4) – continued

Federal Home Loan Bank – 7.1% – continued
0.06%, 12/11/13	$14,125	$14,124
0.12%, 12/11/13	7,830	7,830
0.13%, 12/11/13	31,630	31,629
0.16%, 12/11/13	14,440	14,440
0.17%, 12/11/13	10,365	10,364
0.16%, 12/13/13	15,170	15,169
0.10%, 6/24/14	30,000	29,983

FHLB FRN, 0.17%, 12/2/13 (1)	10,000	10,000
0.19%, 12/2/13 (1)	5,000	5,000
0.24%, 12/2/13 (1)	55,000	54,998
		264,768

Federal National Mortgage Association – 0.7%

FNMA Discount Notes, 0.14%, 10/1/14	10,000	9,988

FNMA FRN, 0.14%, 12/5/13 (1)	15,000	14,995
		24,983
Total U.S. Government Agencies
(Cost $415,762)		415,762

U.S. GOVERNMENT OBLIGATIONS – 3.1%

U.S. Treasury Bills – 1.6%
0.14%, 6/26/14	15,000	14,988
0.13%, 8/21/14	10,855	10,845
0.14%, 9/18/14	15,655	15,638
0.15%, 10/16/14	17,720	17,697
		59,168

U.S. Treasury Notes – 1.5%
1.75%, 1/31/14	36,545	36,640
0.13%, 7/31/14	12,000	11,995
0.25%, 9/15/14	9,000	9,004
		57,639
Total U.S. Government Obligations
(Cost $116,807)		116,807

MUNICIPAL INVESTMENTS – 17.5%

Alaska – 0.9%

Alaska Housing Finance Corp. Revenue VRDB, State Capital Project, Series C, 0.04%, 12/9/13	32,370	32,370

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 17.5% – continued

California – 2.0%

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	$16,500	$16,644

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.04%, 12/9/13	29,600	29,600

State of California G.O. Unlimited VRDB, Subseries B-7, 0.04%, 12/2/13	26,400	26,400
		72,644

Illinois – 2.6%

City of Chicago Illinois G.O. Refunding VRDB, Project Series D-1, 0.06%, 12/2/13	32,775	32,775

City of Chicago Municipal Interest Bearing CP, 0.17%, 2/5/14	30,316	30,306

Illinois Finance Authority Revenue VRDB, University of Chicago Medical, Series D-2, 0.05%, 12/2/13	35,000	35,000
		98,081

Indiana – 1.2%

Indiana Finance Authority Environmental Revenue Refunding VRDB, Duke Energy Project, Series A-4, 0.04%, 12/2/13	43,525	43,525

Louisiana – 0.8%

East Baton Rouge Parish IDB Revenue VRDB, ExxonMobil Project, Series B, 0.04%, 12/2/13	31,000	31,000

Massachusetts – 0.6%

Commonwealth of Massachusetts G.O. VRDB. Consolidation Loan, Series A, 0.04%, 12/2/13	24,000	24,000

Mississippi – 0.9%

Mississippi Business Finance Corp. Revenue VRDB, Chevron USA Inc., Series H, 0.04%, 12/2/13	34,310	34,310

New York – 4.7%

City of New York Adjustable G.O. Unlimited Bonds, Subseries D-4, 0.05%, 12/2/13	33,140	33,140

Metropolitan Transportation Authority New York Revenue VRDB, Subseries E-3, 0.05%, 12/2/13	34,700	34,700

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 17.5% – continued

New York – 4.7% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, New York City Water, Series AA-2, 0.04%, 12/9/13	$30,000	$30,000

New York City Municipal Water Finance Authority Water & Sewer System Revenue VRDB, Fiscal, Subseries B, 0.05%, 12/2/13	61,490	61,490

New York Liberty Development Corp. Revenue Refunding VRDB, World Trade Center, Series A, (U.S. Treasury Escrowed), 0.23%, 6/19/14	16,630	16,630
		175,960

Ohio – 1.2%

Ohio Air Quality Development Authority Revenue Refunding VRDB, Pollution, Firstenergy, Series B, 0.05%, 12/9/13	45,600	45,600

Pennsylvania – 1.1%

City of Philadelphia Gas Works Revenue Refunding Bonds, 8th, Series E, 0.05%, 12/9/13	40,200	40,200

Texas – 1.5%

City of Houston Texas Utility System Adjustable Revenue Refunding Bonds, First Lien, Series B-4, 0.04%, 12/9/13	9,650	9,650

Port of Port Arthur Texas Navigation District Revenue VRDB, Motiva Enterprises, 0.20%, 12/2/13	25,000	25,000

Texas State TRANS, 2.00%, 8/28/14	20,855	21,132
		55,782
Total Municipal Investments
(Cost $653,472)		653,472

Investments, at Amortized Cost
($3,551,655)		3,551,655

REPURCHASE AGREEMENTS – 9.1%

Joint Repurchase Agreements – 1.0%(5)

Bank of America Securities LLC, dated 11/29/13, repurchase price $11,779 0.05%, 12/2/13 (1)	11,780	11,780

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 9.1% – continued

Joint Repurchase Agreements – 1.0% (5) – continued

Morgan Stanley & Co., Inc., dated 11/29/13, repurchase price $11,779 0.06%, 12/2/13 (1)	$11,779	$11,779

Societe Generale, New York Branch, dated 11/29/13, repurchase price $11,779 0.07%, 12/2/13 (1)	11,779	11,779
		35,338

Repurchase Agreements – 8.1% (6)

Deutsche Bank Securities, Inc., dated 11/29/13, repurchase price $225,002 0.09%, 12/2/13	225,000	225,000

JPMorgan Securities LLC, dated 11/29/13, repurchase price $63,003 0.46%, 12/2/13 (1)(2)(3)	63,000	63,000

SG Americas Securities LLC, dated 11/29/13, repurchase price $15,000 0.19%, 12/2/13	15,000	15,000
		303,000
Total Repurchase Agreements
(Cost $338,338)		338,338

Total Investments – 104.4%
(Cost $3,889,993) (7)		3,889,993

Liabilities less Other Assets – (4.4)%		(164,732)
NET ASSETS – 100.0%		$3,725,261

(1)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	Restricted security has been deemed illiquid. At November 30, 2013, the value of these restricted illiquid securities amounted to approximately $83,000,000 or 2.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Export Development Canada,, 0.13%, 12/2/13	11/21/13	$20,000
JPMorgan Securities LLC, 0.46%, 12/2/13	6/14/13	63,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$13,289	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$22,562	0.38% – 2.63%	12/31/13 – 9/30/17
Total	$35,851

(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Corporate Bonds	$83,464	1.00% – 9.75%	1/15/14 – 1/31/44
FHLMC	$120,681	3.00% – 5.50%	5/1/32 – 11/1/43
FNMA	$111,069	2.50% – 4.50%	2/1/28 – 8/1/43
Total	$315,214

(7)	The cost for federal income tax purposes was $3,889,993.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy, as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Prime Obligations Portfolio	$–	$3,889,993	(1)	$–	$3,889,993

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2013

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

ABS	Asset-Backed Securities	FRCD	Floating Rate Certificates of Deposit
CP	Commercial Paper	FRN	Floating Rate Notes
FFCB	Federal Farm Credit Bank	G.O.	General Obligation
FHLB	Federal Home Loan Bank	IDB	Industrial Development Board
FHLMC	Federal Home Loan Mortgage Corporation	TRANS	Tax and Revenue Anticipation Notes
FNMA	Federal National Mortgage Association	VRDB	Variable Rate Demand Bonds

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2013, each with its own investment objective (e.g., income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Prime Obligations Portfolio (the “Portfolio”). Northern Trust serves as the custodian, transfer agent and accounting agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer four classes of shares: Shares, Service Shares, Premier Shares and GFS Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2013, Shares, Service Shares and GFS Shares were outstanding. Premier Shares are not currently offered to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) for each class of shares of the Portfolio is calculated on each Business Day as of 2:00 p.m. Central time.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolios’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other

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PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2013, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, non-deductible taxes paid, distribution reclassifications, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset value per share of the Portfolio.

At November 30, 2013, the Portfolio reclassified approximately $105,000 from undistributed net investment income to accumulated undistributed net realized gains.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred by the Portfolio in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolio in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2013.

At November 30, 2013, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Prime Obligations	$104

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2013	2012
Prime Obligations	$2,890	$2,255

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2013

As of November 30, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2010 through November 30, 2012 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as Interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, NTI is entitled to receive an advisory fee, computed daily and payable monthly at an annual rate of 0.15 percent of the Portfolio’s average daily net assets. NTI has contractually agreed to waive 0.05 percent of the advisory fees charged to the Portfolio. The contractual waiver arrangement is expected to continue until at least April 1, 2014. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by NTI for the fiscal year ended November 30, 2013, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class and GFS Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2013, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES	GFS SHARES
Prime Obligations	$49	$5	$ —

Certain amounts of transfer agent fees were reimbursed to the Portfolio by the investment adviser. For further information, please refer to Note 5.

As compensation for custody and accounting services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits are shown as “Less custodian credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Board without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees, custody and accounting fees, transfer agency fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries, expenses related to third-party consultants engaged by the Board, and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2014 to reimburse an additional portion of the Portfolio’s Expenses so that the Portfolio’s Expenses do not exceed 0.05 percent of its average daily net assets. The expense reimbursement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the fiscal year ended November 30, 2013, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2013, is $139,000 and is shown as part of “Receivable from affiliates for expense reimbursements” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain

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PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In addition to the fee waivers and expense reimbursements disclosed in Note 3 and Note 4, in order to avoid a negative yield, NTI may reimburse class-specific and portfolio level expenses of the Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2013, NTI reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses in order to avoid a negative yield, for the Portfolio. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by NTI are shown as “Less expenses reimbursed by investment adviser” in the Statement of Operations. The amount outstanding at November 30, 2013 was $8,000 is included as part of “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by NTI.

6. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

During the fiscal year ended November 30, 2013, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2013.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2013, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$21,966,908	$574	$(22,221,940)	$(254,458)
Service Shares	149,147	—	(165,671)	(16,524)
GFS Shares	2,209,215	—	(2,095,863)	113,352

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2013

Transactions in capital shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$16,861,675	$473	$(16,521,557)	$340,591
Service Shares	172,154	—	(171,202)	952
GFS Shares	1,607,164	—	(1,546,844)	60,320

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the Portfolio’s financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolio’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have on the Portfolio’s financial statement amounts and footnote disclosures, if any.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2014

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2013 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning before January 1, 2014. The Trust has designated 100.0% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2013.

The Portfolio designates the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

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PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2013 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2013 through November 30, 2013.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/13 - 11/30/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	EXPENSES PAID* 6/1/13 - 11/30/13
Actual	0.15%	$1,000.00	$1,000.20	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.32	$0.76
SERVICE SHARES
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.27	$0.81
GFS SHARES
Actual	0.15%	$1,000.00	$1,000.20	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.32	$0.76

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 56 portfolios in the Northern Funds Complex — Northern Funds offers 48 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 70 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 73 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Mark G. Doll Age: 64 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

• None

Sandra Polk Guthman Age: 69 Trustee since 1997

•  Chair since 2003 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 48 portfolios in the Northern Funds Complex — 40 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow(4) Age: 75 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 56 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 74 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(5)

Casey J. Sylla Age: 70 Trustee since 2008

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•  Board member, University of Wisconsin — Eau Claire Foundation since 2006;

•  Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.

• GATX Corporation (transportation services).

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (6) Age: 56 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	In accordance with the Trust’s current retirement policy, Mr. Moskow will retire as Trustee as of December 31, 2013.

(5)	Registration statement filed with SEC but not yet effective as of the date of this report.

(6)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 43 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2013 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013

•  Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of The Northern Trust Company from 2004 to 2007; Second Vice President in Fund Administration of the Northern Trust Company from 2000 to 2004.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

•  Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT CONSIDERATIONS

PRIME OBLIGATIONS PORTFOLIO1

1 Money Market Risk: An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INDEX DEFINITIONS

PRIME OBLIGATIONS PORTFOLIO1

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

13	ABBREVIATIONS AND OTHER INFORMATION

14	NOTES TO THE FINANCIAL STATEMENTS

19	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

20	TAX INFORMATION

21	FUND EXPENSES

22	TRUSTEES AND OFFICERS

27	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Markets tried to anticipate when the Federal Reserve (Fed) might begin to taper its monthly purchases of mortgage-backed securities and Treasuries through much of the 12-month period ended November 30, 2013. It was initially expected that if economic data met the Fed’s expectations, tapering would begin in 2013 and the Fed’s quantitative easing program, or QE3, would be ended by mid-2014. The markets had anticipated a September taper announcement, but due to disappointing economic data and uncertainty created by Congress’s fiscal debate, the Fed decided to continue its monthly purchases. The October 2013 Federal Open Market Committee minutes dealt with the possibility of winding down QE3 without an improvement in outlook and perhaps replacing it with an alternative program. Unemployment dropped to 7%, but the Fed wondered whether the decline was caused by a decrease in labor force participation.

The Overnight Fixed-Rate Reverse Repurchase Agreement facility began on September 23, 2013. Approved counterparties including money market funds, U.S. agencies, and banks are now able to allocate up to $1 billion each to the Fed in exchange for Treasury collateral. Rates have been tested at each possible level between 0.01% and 0.05%. One of the goals of the program is to better control the overnight rate and to establish a floor for front-end rates. This facility has helped to force repurchase agreement rates above the low single digits that were so common prior to the testing. For the 12-month period ended November 30, 2013 the Liquid Assets Portfolio posted a 0.11% return. As of November 30, 2013 the Portfolio’s current 7-day yield was 0.07%.

Money market funds continue to be challenged with low short-term interest rates driven by supply constraints and expectations for rates to stay low for an extended period of time. We continue to position the Portfolio conservatively by overweighting term purchases in U.S. Treasury and agency debt, keeping our high credit quality bias and maintaining ample liquidity. We remain highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2013. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers and voluntary expense reimbursements in effect. In their absence, performance may be reduced. In the absence of voluntary expense reimbursements, the Portfolio’s current 7-day yield would have been 0.07% as of November 30, 2013. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MATURITY ANALYSIS

At November 30, 2013, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	37.6%
2 - 15 DAYS	20.6
16 - 30 DAYS	3.6
31 - 60 DAYS	4.5
61 - 97 DAYS	17.8
98 - 180 DAYS	8.0
181 - 270 DAYS	4.8
271 - 366 DAYS	3.1

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2013

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost	$1,617,082
Repurchase agreements, at cost which approximates fair value	150,381
Interest income receivable	889
Receivable for securities sold	330
Prepaid and other assets	18
Total Assets	1,768,700
LIABILITIES:
Payable for securities purchased	79,000
Distributions payable to shareholders	94
Investment advisory fees	11
Accrued administration fees	146
Trustee fees	19
Accrued other liabilities	28
Total Liabilities	79,298
Net Assets	$1,689,402
ANALYSIS OF NET ASSETS:
Capital stock	$1,690,080
Accumulated undistributed net realized loss	(678)
Net Assets	$1,689,402
Total Shares Outstanding (no par value, unlimited shares authorized)	1,690,079
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$3,367
EXPENSES:
Investment advisory fees	4,215
Administration fees	1,686
Custody and accounting fees	215
Transfer agent fees	1
Printing fees	16
Professional fees	38
Trustee fees	18
Other	7
Total Expenses	6,196
Less waivers of:
Investment advisory fees	(4,215)
Custody and accounting fees	(215)
Transfer agent fees	(1)
Less expenses reimbursed by administrator	(73)
Less custodian credits	(1)
Net Expenses	1,691
Net Investment Income	1,676
NET REALIZED GAINS:
Net realized gains on:
Investments	45
Net Gains	45
Net Increase in Net Assets Resulting from Operations	$1,721

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	4	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2013	2012
OPERATIONS:
Net investment income	$1,676	$1,686
Net realized gains on:
Investments	45	16
Net Increase in Net Assets Resulting from Operations	1,721	1,702
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	409,580	(147,213)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	409,580	(147,213)
DISTRIBUTIONS PAID:
From net investment income	(1,676)	(1,686)
Total Distributions Paid	(1,676)	(1,686)
Total Increase (Decrease) in Net Assets	409,625	(147,197)
NET ASSETS:
Beginning of year	1,279,777	1,426,974
End of year	$1,689,402	$1,279,777
Accumulated Undistributed Net Investment Income (Loss)	$–	$–

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO
Selected per share data	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	– (1)	0.01
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	– (2)	–	(2)
Total from Investment Operations	–	–	–	–	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	– (3)	(0.01)
Total Distributions Paid	–	–	–	–	(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.11%	0.12%	0.12%	0.19%	0.60	%(5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,689,402	$1,279,777	$1,426,974	$1,155,944	$1,412,872
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.10%	0.12%	0.11%	0.19%	0.52%
Net investment income (loss), before waivers, reimbursements and credits	(0.17)%	(0.15)%	(0.16)%	(0.08)%	0.25%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 1.14% for the fiscal year ended November 30, 2009.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	6	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 3.6%

ABS Other – 3.6%

Bedford Row Funding Corp., 0.32%, 9/15/14	$3,000	$2,992
0.30%, 10/20/14	5,000	4,986

Collateralized Commercial Paper II, 0.22%, 3/25/14	12,000	11,992

Crown Point Capital Co. LLC, 0.20%, 1/6/14	3,930	3,929

Gemini Securitization Corp. LLC, 0.22%, 12/2/13	4,750	4,750
0.21%, 1/27/14	3,000	2,999
0.21%, 2/19/14	8,605	8,601

Gotham Funding, 0.18%, 1/6/14	4,000	3,999

Kells Funding LLC, 0.23%, 2/20/14	2,720	2,719
0.23%, 3/3/14	4,080	4,078

Liberty Street Funding LLC, 0.18%, 12/16/13	2,000	2,000

Ridgefield Funding Co. LLC, 0.25%, 2/6/14	4,170	4,168
0.25%, 2/10/14	3,410	3,408
		60,621
Total ABS Commercial Paper
(Cost $60,621)		60,621

ASSET-BACKED SECURITIES – 0.9%

Car Loan – 0.9%

Hyundai Auto Receivables Trust, Series 2013-C, Class A1, 0.22%, 9/15/14	7,706	7,706

Nissan Auto Receivables Owner Trust, Series 2013-B, 0.21%, 8/15/14	7,414	7,415
		15,121
Total Asset-Backed Securities
(Cost $15,121)		15,121

CERTIFICATES OF DEPOSIT – 25.4%

Banking – 25.4%

Bank of America N.A., 0.21%, 2/18/14	8,000	8,000

Bank of Montreal, London Branch, 0.25%, 3/5/14	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.4% – continued

Banking – 25.4% – continued

Bank of Nova Scotia, Houston, 0.19%, 12/2/13, FRCD (1)	$5,000	$5,000
0.25%, 12/2/13, FRCD (1)	8,000	8,000
0.27%, 12/2/13, FRCD (1)	14,000	14,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.18%, 1/21/14	10,000	10,000
0.20%, 2/18/14	5,000	5,000

BNP Paribas S.A., Chicago Branch, 0.22%, 2/3/14	15,000	15,000
0.22%, 2/13/14	8,000	8,000

Citibank N.A., New York Branch, 0.20%, 2/18/14	10,000	10,000

Commonwealth Bank of Australia, London, 0.17%, 12/9/13	2,140	2,140
0.17%, 12/19/13	1,320	1,320

Credit Agricole S.A., London, 0.22%, 2/10/14	10,000	10,000

Credit Suisse, New York, 0.26%, 2/21/14	34,000	34,000
0.27%, 3/21/14	4,000	4,000

Deutsche Bank A.G., New York Branch, 0.20%, 1/29/14	3,000	3,000
0.33%, 2/26/14	10,000	10,000

DNB Nor Bank ASA, London, 0.18%, 2/4/14	15,000	15,000

JPMorgan Chase Bank N.A., 0.33%, 2/7/14	7,765	7,767

Mitsubishi UFJ Trust & Banking Corp., 0.22%, 12/5/13	6,000	6,000

Mizuho Bank Ltd., New York Branch, 0.21%, 12/12/13	15,000	15,000
0.21%, 2/3/14	3,000	3,000
0.24%, 3/10/14	4,860	4,860

National Australia Bank Ltd., London, 0.26%, 12/9/13, FRCD (1)	10,000	10,000
0.24%, 2/24/14	11,000	11,000

Norinchukin Bank, New York Branch, 0.22%, 12/4/13	11,000	11,000

Oversea-Chinese Banking Corp., 0.18%, 12/4/13	5,030	5,030
0.20%, 2/25/14	6,000	6,000

Rabobank Nederland, New York Branch, 0.26%, 12/24/13, FRCD (1)	7,085	7,086

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.4% – continued

Banking – 25.4% – continued

Royal Bank of Canada, New York, 0.30%, 12/2/13, FRCD (1)	$2,000	$2,000
0.31%, 12/2/13, FRCD (1)	4,000	4,000
0.32%, 12/2/13, FRCD (1)	5,000	5,000

Skandinaviska Enskilda Banken AB, New York, 0.29%, 12/10/13	7,000	7,000
0.16%, 1/28/14	6,000	6,000

Societe Generale, New York Branch, 0.24%, 12/5/13	10,000	10,000
0.75%, 1/15/14	5,935	5,939

Sumitomo Mitsui Banking Corp., New York, 0.21%, 2/10/14	12,595	12,595
0.26%, 3/17/14	8,185	8,185

Svenska Handelsbanken, New York, 0.17%, 1/27/14	9,000	9,000

Toronto Dominion Bank, New York, 0.17%, 2/6/14	10,000	10,000
0.23%, 2/20/14	6,000	6,000
0.23%, 3/7/14	13,000	13,000
0.20%, 5/23/14	3,000	3,000

Wells Fargo Bank N.A., 0.19%, 12/2/13, FRCD (1)	33,275	33,275
0.24%, 12/5/13, FRCD (1)	10,000	10,000
0.22%, 12/18/13, FRCD (1)	7,880	7,880
0.22%, 12/23/13, FRCD (1)	4,000	4,000

Westpac Banking Corp., New York, 0.27%, 12/2/13, FRCD (1)	3,000	3,000
0.24%, 2/7/14, FRCD (1)	10,000	10,000
		429,077
Total Certificates of Deposit
(Cost $429,077)		429,077

COMMERCIAL PAPER – 11.7%

Automotive – 0.8%

Toyota Motor Credit Corp., 0.23%, 1/29/14	14,090	14,085

Banking – 5.1%

Australia and New Zealand Banking Group, 0.24%, 2/18/14 (1)	15,000	15,000

Commonwealth Bank of Australia, 0.25%, 12/16/13 (1)	7,070	7,070

ING Bank N.V., 0.20%, 12/10/13	5,000	5,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 11.7% – continued

Banking – 5.1% – continued

ING US Funding LLC, 0.20%, 12/12/13	$8,000	$7,999

JP Morgan Securities LLC, 0.30%, 4/24/14	15,000	14,982

Nordea Bank AB, 0.22%, 3/24/14	2,000	1,999

Oversea-Chinese Banking Corp., 0.20%, 2/7/14	15,000	14,994

Rabobank USA Financial Corp., 0.17%, 12/16/13	3,590	3,590

Westpac Banking Corp., 0.38%, 1/14/14	6,000	5,997

Westpac Banking Corp., New York, 0.25%, 12/18/13 (1)	5,000	5,000
0.28%, 1/13/14 (1)	4,000	4,000
		85,631

Diversified Manufacturing – 0.5%

General Electric Co., 0.09%, 12/26/13	8,805	8,804

Food and Beverage – 0.5%

Coca-Cola (The) Co., 0.12%, 2/11/14	9,000	8,998

Foreign Agencies – 2.8%

Caisse D’Amortissement De La Dette, 0.28%, 2/3/14	8,545	8,541

Caisse Des Depots Et Consignations, 0.23%, 3/17/14	18,000	17,988

Electricite De France S.A., 0.20%, 12/9/13	3,820	3,820

KFW, 0.14%, 2/20/14	4,615	4,613
0.15%, 3/3/14	12,000	11,995
		46,957

Life Insurance – 0.4%

Prudential Funding LLC, 0.10%, 12/23/13	7,460	7,460

Non Captive Diversified – 1.4%

General Electric Capital Corp., 0.11%, 12/16/13	5,000	5,000
0.18%, 1/23/14	11,000	10,997
0.24%, 5/2/14	7,000	6,993
		22,990

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 11.7% – continued

Tobacco – 0.2%

Philip Morris International, Inc., 0.10%, 12/6/13	$1,295	$1,295
0.10%, 12/17/13	2,155	2,155
		3,450
Total Commercial Paper
(Cost $198,375)		198,375

CORPORATE NOTES/BONDS – 5.7%

Automotive – 0.2%

American Honda Finance Corp., 0.24%, 2/20/14, FRN (1)(2)	3,660	3,660

Foreign Agencies – 2.4%

Export Development Canada, 0.12%, 12/2/13, FRN (1)(2)	3,000	3,000
0.14%, 12/2/13, FRN (1)(2)	25,000	24,999

KFW, 0.16%, 12/2/13, FRN (1)	10,000	10,000
1.38%, 1/13/14	1,765	1,767
		39,766

Non Captive Diversified – 0.4%

General Electric Capital Corp., 2.10%, 1/7/14	6,065	6,076

Retailers – 0.8%

Wal-Mart Stores, 1.63%, 4/15/14	8,980	9,026
3.20%, 5/15/14	5,000	5,067
		14,093

Supranational – 1.9%

International Bank for Reconstruction & Development, 0.11%, 12/2/13, FRN (1)	10,000	10,000
0.14%, 12/2/13, FRN (1)	8,000	7,998
0.16%, 12/2/13, FRN (1)	9,000	9,000

International Finance Corp., 0.16%, 12/2/13, FRN (1)	6,000	6,000
		32,998
Total Corporate Notes/Bonds
(Cost $96,593)		96,593

EURODOLLAR TIME DEPOSITS – 14.5%

Banking – 14.5%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.12%, 12/2/13 (1)	68,360	68,360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 14.5% – continued

Banking – 14.5% – continued
0.12%, 12/3/13 (1)	$48,000	$48,000

Credit Agricole S.A., London, 0.12%, 12/2/13	48,000	48,000

Skandinaviska Enskilda Banken AB, 0.06%, 12/2/13	30,000	30,000

Societe Generale, Cayman Islands, 0.09%, 12/2/13	50,000	50,000
		244,360
Total Eurodollar Time Deposits
(Cost $244,360)		244,360

MEDIUM TERM NOTES – 1.0%

Banking – 0.1%

UBS A.G., New York Branch, 2.25%, 1/28/14	1,930	1,935

Foreign Agencies – 0.1%

KFW, 0.21%, 2/28/14	2,000	2,000

Non Captive Diversified – 0.8%

General Electric Capital Corp., 5.50%, 6/4/14	8,500	8,726
5.65%, 6/9/14	3,830	3,936
		12,662
Total Medium Term Notes
(Cost $16,597)		16,597

U.S. GOVERNMENT AGENCIES – 13.5% (3)

Federal Farm Credit Bank – 2.2%

FFCB Bonds, 0.16%, 8/12/14	5,000	4,999

FFCB FRN, 0.09%, 12/2/13 (1)	5,000	5,000
0.15%, 12/2/13 (1)	3,000	3,000
0.18%, 12/2/13 (1)	7,000	7,003
0.13%, 12/11/13 (1)	12,000	12,000
0.13%, 12/13/13 (1)	5,000	5,000
		37,002

Federal Home Loan Bank – 10.1%

FHLB Bonds, 0.18%, 4/1/14	9,000	9,000
0.18%, 4/2/14	5,000	5,000
0.14%, 4/15/14	9,130	9,129

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 13.5% (3) – continued

Federal Home Loan Bank – 10.1% – continued
0.20%, 7/29/14	$35,000	$35,000
0.18%, 8/5/14	3,925	3,925
0.13%, 8/15/14	7,710	7,707
0.20%, 8/29/14	10,000	9,999
0.18%, 9/12/14	10,000	9,999

FHLB Discount Notes, 0.07%, 12/4/13	6,620	6,620
0.07%, 12/6/13	4,350	4,350
0.09%, 12/6/13	7,135	7,135
0.06%, 12/11/13	6,790	6,790
0.12%, 12/11/13	4,805	4,805
0.13%, 12/11/13	17,795	17,794
0.16%, 12/13/13	8,055	8,055
0.10%, 6/24/14	5,000	4,997

FHLB FRN, 0.24%, 12/2/13 (1)	20,000	19,999

		170,304

Federal Home Loan Mortgage Corporation – 0.7%

FHLMC Discount Notes, 0.09%, 12/2/13	13,000	13,000

Federal National Mortgage Association – 0.5%

FNMA FRN, 0.14%, 12/5/13 (1)	5,000	4,998
0.15%, 12/20/13 (1)	3,000	3,000
		7,998
Total U.S. Government Agencies
(Cost $228,304)		228,304

U.S. GOVERNMENT OBLIGATIONS – 5.2%

U.S. Treasury Bills – 4.1%
0.05%, 12/5/13	50,000	50,000
0.14%, 6/26/14	5,000	4,996
0.13%, 8/21/14	5,295	5,290
0.00%, 9/18/14	9,610	9,599
		69,885

U.S. Treasury Notes – 1.1%
1.75%, 1/31/14	6,500	6,517
0.13%, 7/31/14	5,000	4,998
0.25%, 9/15/14	6,000	6,003
		17,518
Total U.S. Government Obligations
(Cost $87,403)		87,403

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 14.2%

California – 2.2%

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	$8,050	$8,120

San Diego County Regional Transportation Commission Revenue VRDB, Limited Tax, Series B, 0.06%, 12/9/13	29,300	29,300

		37,420

Florida – 0.2%

Highlands County Health Facilities Authority Revenue VRDB, Hospital Adventist Health System, Series A, 0.04%, 12/9/13	3,865	3,865

Louisiana – 0.9%

East Baton Rouge Parish IDB Revenue VRDB, Exxonmobil Project, Series B, 0.04%, 12/2/13	15,000	15,000

Mississippi – 1.7%

Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc. Project, Series A, (Chevron Corp. Gtd.), 0.04%, 12/2/13	28,400	28,400

New York – 6.5%

City of New York Adjustable G.O. Unlimited Bonds, Subseries D-4, (TD Bank N.A. LOC), 0.05%, 12/2/13	16,000	16,000

City of New York Adjustable G.O. Unlimited Bonds, Subseries G-6, (Mizuho Bank Ltd. LOC), 0.04%, 12/2/13	33,300	33,300

City of New York G.O. Unlimited VRDB, Subseries H-1, (Bank of New York Mellon LOC), 0.05%, 12/2/13	22,610	22,610

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, 2nd General Resolution, 0.05%, 12/2/13	14,500	14,500

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Bonds, Subseries C-4, 0.05%, 12/2/13	18,000	18,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	10	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 14.2% – continued

New York – 6.5% – continued

New York State Housing Finance Agency Revenue VRDB, Gotham West, Series A-2, (Wells Fargo Bank N.A. LOC), 0.04%, 12/9/13	$6,000	$6,000
		110,410

Oregon – 0.7%

Lincoln City Senior Living LLC and Lakeview Operations LLC Taxable Variable Rate Demand Senior Living Facility Revenue Bonds, (FHLB of San Francisco LOC), 0.32%, 12/9/13	11,550	11,550

Texas – 2.0%

State of Texas G.O. VRDB, Veterans Housing Assistance Fund, 0.05%, 12/9/13	5,800	5,800

State of Texas G.O. VRDB, Veterans, Series B, (Texas State LOC), 0.05%, 12/9/13	7,869	7,870

Texas State TRANS, 2.00%, 8/28/14	11,405	11,556

University of North Texas Municipal Interest Bearing CP, 0.32%, 3/17/14	8,760	8,760
		33,986
Total Municipal Investments
(Cost $240,631)		240,631

Investments, at Amortized Cost
($1,617,082)		1,617,082

REPURCHASE AGREEMENTS – 8.9%

Joint Repurchase Agreements – 2.7% (4)

Bank of America Securities LLC, dated 11/29/13, repurchase price $15,460 0.05%, 12/2/13 (1)	15,461	15,461

Morgan Stanley & Co., Inc., dated 11/29/13, repurchase price $15,460 0.06%, 12/2/13 (1)	15,460	15,460

Societe Generale, New York Branch, dated 11/29/13, repurchase price $15,460 0.07%, 12/2/13 (1)	15,460	15,460
		46,381

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 8.9% – continued

Repurchase Agreements – 6.2% (5)

Citigroup Global Markets, Inc., dated 11/29/13, repurchase price $87,001 0.09%, 12/2/13	$87,000	$87,000

JPMorgan Securities LLC, dated 11/29/13, repurchase price $10,000 0.46%, 12/2/13 (1)(2)(6)	10,000	10,000

SG Americas Securities LLC, dated 11/29/13, repurchase price $7,000 0.19%, 12/2/13	7,000	7,000
		104,000
Total Repurchase Agreements
(Cost $150,381)		150,381

Total Investments – 104.6%
(Cost $1,767,463) (7)		1,767,463

Liabilities less Other Assets – (4.6)%		(78,061)
NET ASSETS – 100.0%		$1,689,402

(1)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$17,443	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$29,612	0.38% – 2.63%	12/31/13 – 9/30/17

Total	$47,055

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2013

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Corporate Bonds	$18,190	1.25% – 9.95%	4/7/14 – 11/10/38
FHLMC	$14,211	2.00% – 5.50%	2/1/23 – 9/1/43
FNMA	$63,191	2.00% – 7.00%	6/1/14 – 11/1/43
GNMA	$12,208	3.00% – 5.50%	11/20/28 – 4/20/43

Total	$107,800

(6)	Restricted security has been deemed illiquid. At November 30, 2013, the value of this restricted illiquid security amounted to approximately $10,000,000 or 0.6% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
JPMorgan Securities LLC, 0.46%, 11/29/13	6/14/13	$10,000

(7)	The cost for federal income tax purposes was $1,767,463.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Liquid Assets Portfolio	$–	$1,767,463	(1)(2)	$–	$1,767,463

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Liquid Assets Portfolio are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the Liquid Assets Portfolio as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	12	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2013

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

ABS	Asset-Backed Securities
CP	Commercial Paper
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRCD	Floating Rate Certificates of Deposit
FRN	Floating Rate Notes
GNMA	Government National Mortgage Association
G.O.	General Obligation
Gtd.	Guaranteed
LOC	Letter of Credit
IDB	Industrial Development Board
PCR	Pollution Control Revenue
TRANS	Tax and Revenue Anticipation Notes
VRDB	Variable Rate Demand Bonds

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2013

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2013, each with its own investment objective (e.g., income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Liquid Assets Portfolio (the “Portfolio”). Northern Trust serves as the custodian, transfer agent and accounting agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Portfolio is calculated on each Business Day as of 3:00 p.m. Central time.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolios’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2013

Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2013, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, non-deductible taxes paid, distribution reclassifications, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset value per share of the Portfolio. There were no reclassifications at November 30, 2013.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2013, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	NOVEMBER 30, 2017
Liquid Assets	$678

The Portfolio may offset future capital gains with this capital loss carryforward.

The following capital loss carryforwards were utilized at November 30, 2013, for U.S. Federal income tax purposes:

Amount in thousands
Liquid Assets	$45

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred by the Portfolio in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolio in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At November 30, 2013, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Liquid Assets	$113

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2013

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2013	2012
Liquid Assets	$1,748	$1,585

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2010 through November 30, 2012 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as Interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, NTI is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio’s average daily net assets. NTI has contractually agreed to waive all of the advisory fees charged to the Portfolio. The contractual waiver arrangement is expected to continue until at least April 1, 2014. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by NTI for the fiscal year ended November 30, 2013, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for services rendered as custodian, transfer agent and accounting agent including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board. Northern Trust has contractually agreed to waive all of the custody and accounting fees and transfer agent fees exclusive of the custodian fee credits described below. The contractual waiver is expected to continue until at least April 1, 2014. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by Northern Trust upon 60 days’ written notice prior to the end of the current Renewal Year. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2013, is reflected as “Less waivers of custody and accounting fees and transfer agent fees” in the accompanying Statement of Operations.

The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits are shown as “Less custodian credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Board without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees, custody and accounting fees, transfer agency fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries, expenses related to third-party consultants engaged by the Board, and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2013, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2013, is shown as “Receivable from affiliated administrator”, if any, in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

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LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2013

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

During the fiscal year ended November 30, 2013, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2013.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2013, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Liquid Assets	$15,594,243	$(15,184,663)	$409,580

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET (DECREASE) IN NET ASSETS
Liquid Assets	$13,774,021	$(13,921,234)		$(147,213)

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

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LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2013

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the Portfolio’s financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolio’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have on the Portfolio’s financial statement amounts and footnote disclosures, if any.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2014

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LIQUID ASSETS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2013 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning before January 1, 2014. The Trust has designated 100.0% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2013. The Portfolio designates the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

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LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2013 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2013 through November 30, 2013.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/13 - 11/30/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/13	ENDING ACCOUNT VALUE 11/30/13	*EXPENSES PAID 6/1/13 - 11/30/13
Actual	0.10%	$1,000.00	$1,000.40	$0.50
Hypothetical**	0.10%	$1,000.00	$1,024.57	$0.51

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the six months ended November 30, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

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LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 56 portfolios in the Northern Funds Complex — Northern Funds offers 48 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 70 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 73 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Mark G. Doll Age: 64 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

• None

Sandra Polk Guthman Age: 69 Trustee since 1997

•  Chair since 2003 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 48 portfolios in the Northern Funds Complex — 40 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	22	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2013 (UNAUDITED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow(4) Age: 75 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 56 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 74 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(5)

Casey J. Sylla Age: 70 Trustee since 2008

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•  Board member, University of Wisconsin — Eau Claire Foundation since 2006;

•  Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.

• GATX Corporation (transportation services).

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LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (6) Age: 56 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	In accordance with the Trust’s current retirement policy, Mr. Moskow will retire as Trustee as of December 31, 2013.

(5)	Registration statement filed with SEC but not yet effective as of the date of this report.

(6)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	24	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2013 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 43 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

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LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2013 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013

•  Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of The Northern Trust Company from 2004 to 2007; Second Vice President in Fund Administration of the Northern Trust Company from 2000 to 2004.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

•  Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	26	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

INVESTMENT CONSIDERATIONS

LIQUID ASSETS PORTFOLIO1

1 Money Market Risk: An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	28	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended November 30th as follows:

	2013		2012
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved
(a) Audit Fees	$156,000	N/A	$147,800	N/A

(b) Audit-Related Fees	$0	$0	$5,000	$0

(c) Tax Fees	$26,400(1)	$135,000(2)	$45,250(1)	$155,000(2)(3)

(d) All Other Fees	$0	$136,775 (4)(5)	$0	$132,480 (4)(5)

(1)	Federal and State tax return review. Excise tax return review.

(2)	Subscription to online support for foreign tax matters ($135,000).

(3)	Agreed upon procedures relating to foreign tax review ($20,000).

(4)	Agreed upon procedures relating to transfer agent ($33,200 and $31,500 for fiscal years 2013 and 2012, respectively).

(5)	Subscription to online technical support for research on specific accounting, tax and technical matters ($103,575 and $100,980 for fiscal years 2013 and 2012, respectively).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2013 and November 30, 2012 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006, and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C)of Rule 2-01 of Regulation S-X.

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $17,257,175 and $5,370,730 for 2013 and 2012, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on February 7, 2013 (Accession Number 0001193125-13-042679.)

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:  February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:  February 7, 2014

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date:  February 7, 2014